UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Ryan Larrenaga c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

July 31, 2015

COLUMBIA AMT-FREE OREGON INTERMEDIATE
MUNI BOND FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

  Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

  Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

  In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

  We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

  Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	27
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Board Consideration and Approval of Advisory Agreement	40
Important Information About This Report	45

Annual Report 2015

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the Fund) Class A shares returned 2.17% excluding sales charges for the 12-month period that ended July 31, 2015. Class Z shares of the Fund returned 2.42% for the same time period.

■  The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 2.87% during the 12-month period.

■  The Fund's exposure to short-term bonds, which lagged the broader market, was the largest factor in its modest underperformance.

Average Annual Total Returns (%) (for period ended July 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/02
Excluding sales charges		2.17	3.11	3.51
Including sales charges		-0.90	2.47	3.19
Class B	11/01/02
Excluding sales charges		1.49	2.35	2.74
Including sales charges		-1.49	2.35	2.74
Class C	10/13/03
Excluding sales charges		1.73	2.69	3.09
Including sales charges		0.73	2.69	3.09
Class R4*	03/19/13	2.50	3.37	3.77
Class R5*	11/08/12	2.54	3.39	3.78
Class Z	07/02/84	2.42	3.36	3.76
Barclays 3-15 Year Blend Municipal Bond Index		2.87	3.91	4.53

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 3.25% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2005 – July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Oregon Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

The Fund's Class A shares returned 2.17%, excluding sales charges, during the 12-month period that ended July 31, 2015. Class Z shares of the Fund returned 2.42% for the same time period. The Fund's benchmark, the Barclays 3-15 Year Blend Municipal Bond Index, returned 2.87%. The Fund's exposure to short-term bonds, which lagged the broader market, was the largest factor in its modest underperformance.

Market Overview

The U.S. municipal bond market delivered a gain during the past 12 months, but the bulk of the positive performance occurred in the first half of the period. During this time, bond investors were buoyed by the backdrop of slow economic growth and favorable U.S. Federal Reserve (Fed) policy. In the second half of the period, however, the market began to factor in the prospect that the Fed could raise interest rates before the end of 2015, leading to weaker performance. During the course of the full period, yields generally rose (as prices fell) for bonds with maturities of five years and less. At the same time, bonds with maturities of 10 years and higher registered positive price performance.

Overall new issue supply has picked up in 2015, and is currently on pace to exceed $400 billion for the calendar year. Late in 2014, the market saw a significant increase in refunding volume. During this time, issuers took advantage of the low rates to refinance older, higher cost debt, thereby decreasing their interest costs and helping to manage their budgets. The refinancing wave continued through May 2015 before abating somewhat in the final two months of the period. In Oregon, new issuance and refinancing activity increased for both local school districts and the State of Oregon. These new issues were typically higher quality, AA-rated securities that offered below-average yields.

Oregon's Economy Continues to Expand

Oregon's economy has exhibited strength during the past year, thanks in part to accelerating manufacturing activity and the robust health of the technology sector. Moody's Investor Service reported that personal income in the state increased 6.4% during 2014, which was the strongest growth among all 50 states and above the 4.5% average for the country. Strength in tourism, exports and Oregon's real estate market have also been positive factors in the state's growth profile. Oregon's municipal bond market performed in line with the broader U.S. muni market during the 12-month period.

Contributors and Detractors

The largest detractor from performance was the Fund's weighting in high-quality, shorter-maturity issues with AAA and AA ratings. These holdings are typically older bonds that the Fund purchased when rates were higher, so they provided a steady income stream even though their total returns lagged the benchmark for the period. The Fund held some longer dated zero-coupon bonds, which detracted from performance when yields began to rise during the second half of the period. The Fund's above-benchmark exposure to local school district bonds, rated AA as a result of their guarantee under the Oregon School Bond Guaranty

Portfolio Management

Brian McGreevy

Quality Breakdown (%) (at July 31, 2015)
AAA rating	2.6
AA rating	63.2
A rating	20.0
BBB rating	8.1
CC rating	1.5
Not rated	4.6
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015
5

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund's portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund's prospectus for more information on these and other risks.

program, dragged on Fund performance during the period as higher quality bonds generally underperformed lower quality bonds.

The Fund's positions in longer maturity A and BBB rated bonds made the largest positive contribution to performance. The continuing care retirement community sector also generated robust results. In addition, several of the Fund's holdings in longer maturity bonds were pre-refunded, resulting in significant gains. Several of the Fund's holdings in U.S. territories such as Guam and the Virgin Islands also generated benchmark-beating results. This represents a contrast to Puerto Rico, where the bond market continued to weaken due to the deterioration of economic conditions on the island. Fund performance also benefited from holdings in special-tax bonds tied to property taxes, which benefited from the increased real estate values in the Portland area.

Fund Positioning

We sought to maintain a duration (interest-rate sensitivity) that closely matched the benchmark, and we decreased exposure to very short-term bonds in favor of those with maturities in the 12- to 17-year range. Given that the municipal yield curve remained steep vs. historical averages, we found that longer term debt offered good value. Bonds rated A and BBB, in particular, provided opportunities to pick up additional yield. Our purchases included bonds in the local guaranteed school district, education and airport/transportation sectors. We are cautious regarding the higher education sector, as the demographics and costs of private higher education continue to represent headwinds for small schools that rely heavily on tuition and fees. In our view, the yields in this sector do not adequately compensate investors for the risks.

We continue to rely on our internal credit analysis staff to review and value the issuers we purchase and to monitor all of our holdings. Oregon has not had to deal with significant issues regarding under-funded pension plans, as New Jersey and Illinois have, so the state's overall credit quality remained stable during the period. We continue to watch and to monitor funding levels for all issuers with pension obligations, however, as this has become a growing concern for investors. The rating agencies have downgraded several large issuers due to this problem, causing yield spreads to widen for bonds affected by potential pension obligations.

The Fund holds an allocation to pre-refunded bonds, which offer little additional yield due to their high quality. These bonds, which tend to be older holdings that were pre-refunded to shorter maturities based on their original call features, generate modest income and can provide a source of liquidity if needed. We may look to decrease this allocation to take advantage of more attractive opportunities in A and BBB rated credits.

Annual Report 2015
6

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	991.30	1,020.74	4.17	4.23	0.84
Class B	1,000.00	1,000.00	988.40	1,017.00	7.88	8.00	1.59
Class C	1,000.00	1,000.00	989.10	1,018.50	6.40	6.49	1.29
Class R4	1,000.00	1,000.00	992.50	1,021.99	2.93	2.97	0.59
Class R5	1,000.00	1,000.00	993.50	1,022.19	2.73	2.77	0.55
Class Z	1,000.00	1,000.00	992.50	1,021.99	2.93	2.97	0.59

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
7

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015
(Percentages represent value of investments compared to net assets)

Municipal Bonds 98.3%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
AIRPORT 3.0%
Port of Portland Refunding Revenue Bonds Portland International Airport Series 2015-23 07/01/28	5.000%	1,240,000	1,461,241
07/01/31	5.000%	1,750,000	2,017,417
07/01/32	5.000%	2,000,000	2,296,460
Revenue Bonds Passenger Facility Charge Series 2011 07/01/27	5.500%	6,635,000	7,572,393
Total			13,347,511
ASSISTED LIVING 0.4%
Clackamas County Hospital Facility Authority Refunding Revenue Bonds Robison Jewish Home Series 2005 10/01/19	5.000%	1,000,000	1,002,340
10/01/24	5.125%	1,000,000	1,000,950
Total			2,003,290
HIGHER EDUCATION 6.1%
City of Forest Grove Refunding Revenue Bonds Campus Improvement Pacific University Project Series 2014 05/01/34	5.250%	1,000,000	1,100,560
Series 2015 05/01/30	5.000%	550,000	615,213
City of Portland Refunding Revenue Bonds Broadway Project LLC Series 2008A 04/01/23	6.250%	3,250,000	3,676,302
Oregon Health & Science University Revenue Bonds Series 2012A 07/01/18	5.000%	1,000,000	1,110,110
Series 2012E 07/01/32	5.000%	7,000,000	7,859,180
Oregon Health & Science University(a) Revenue Bonds Capital Appreciation-Independent School District Series 1996A (NPFGC) 07/01/21	0.000%	9,700,000	8,357,035
Oregon State Facilities Authority Refunding Revenue Bonds University Portland Series 2015A 04/01/31	5.000%	530,000	591,936

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Portland Series 2015A 04/01/30	5.000%	500,000	560,600
Revenue Bonds Linfield College Project Series 2005A 10/01/20	5.000%	1,825,000	1,839,600
Series 2015A 10/01/24	5.000%	1,390,000	1,590,619
Total			27,301,155
HOSPITAL 10.0%
Astoria Hospital Facilities Authority Refunding Revenue Bonds Columbia Memorial Hospital Series 2012 08/01/17	4.000%	810,000	841,574
08/01/18	4.000%	745,000	778,823
08/01/19	4.000%	855,000	904,864
08/01/20	4.000%	915,000	963,495
08/01/21	4.000%	725,000	757,349
08/01/26	5.000%	1,200,000	1,286,520
08/01/27	5.000%	1,260,000	1,342,215
08/01/31	5.000%	2,860,000	2,990,473
Hospital Facilities Authority of Multnomah County Revenue Bonds Adventist Health West Series 2009A 09/01/21	5.000%	3,685,000	4,165,782
Klamath Falls Intercommunity Hospital Authority Refunding Revenue Bonds Sky Lakes Medical Center Project Series 2012 09/01/18	5.000%	1,195,000	1,305,645
09/01/19	5.000%	1,255,000	1,388,369
09/01/22	5.000%	500,000	559,200
Oregon State Facilities Authority Refunding Revenue Bonds Legacy Health Project Series 2011A 05/01/20	5.250%	5,000,000	5,856,500
PeaceHealth Project Series 2009A 11/01/17	5.000%	4,450,000	4,857,798
11/01/19	5.000%	3,695,000	4,255,051
Series 2014A 11/15/29	5.000%	1,600,000	1,815,120
Samaritan Health Services Series 2010A 10/01/22	5.000%	3,450,000	3,843,817
Salem Hospital Facility Authority Revenue Bonds Salem Hospital Project Series 2006A 08/15/27	5.000%	3,500,000	3,587,675

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008A 08/15/15	5.750%	785,000	786,676
08/15/18	5.250%	2,500,000	2,776,300
Total			45,063,246
INDEPENDENT POWER 1.4%
Western Generation Agency Revenue Bonds Wauna Cogeneration Project Series 2006A 01/01/20	5.000%	3,235,000	3,244,899
01/01/21	5.000%	3,000,000	3,007,200
Total			6,252,099
INVESTOR OWNED 0.9%
Port of Morrow Refunding Revenue Bonds Portland General Electric Series 1998A(b) 05/01/33	5.000%	3,750,000	4,093,425
LOCAL GENERAL OBLIGATION 30.6%
Benton & Linn Counties Consolidated School District No. 509J & 509A Corvallis Unlimited General Obligation Refunding Bonds Series 2007 (AGM) 06/15/20	5.000%	5,000,000	5,844,350
Blue Mountain Community College District Unlimited General Obligation Bonds Series 2015(c) 06/15/29	4.000%	1,000,000	1,076,890
Canyonville South Umpqua Rural Fire Protection District Unlimited General Obligation Bonds Series 2001 07/01/31	5.400%	610,000	610,598
Central Oregon Community College District Limited General Obligation Bonds Series 2014 06/01/29	5.000%	500,000	578,755
Unlimited General Obligation Bonds Series 2010 06/15/24	4.750%	2,580,000	2,946,515
Chemeketa Community College District Unlimited General Obligation Refunding Bonds Series 2015 06/15/26	4.000%	1,745,000	1,944,925
Chemeketa Community College Unlimited General Obligation Refunding Bonds Series 2014 06/15/26	5.000%	1,100,000	1,313,543

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Hillsboro Limited General Obligation Refunding Bonds Series 2012 06/01/25	4.000%	1,875,000	2,058,356
City of Madras Unlimited General Obligation Refunding Bonds Series 2013 02/15/24	4.000%	745,000	781,393
02/15/27	4.500%	500,000	524,465
City of Portland Limited General Obligation Bonds Limited Tax Sellwood Bridge Project Series 2014 06/01/24	5.000%	1,985,000	2,419,139
Limited Tax General Obligation Refunding Bonds Series 2011A 06/01/23	5.000%	6,140,000	7,285,294
Unlimited General Obligation Refunding Bonds Public Safety Projects and Emergency Facilities Series 2014 06/15/24	5.000%	1,885,000	2,310,727
City of Portland(a) Limited Tax General Obligation Bonds Series 2001B 06/01/18	0.000%	4,000,000	3,853,800
06/01/19	0.000%	4,000,000	3,764,840
06/01/20	0.000%	4,000,000	3,670,920
City of Redmond Limited General Obligation Bonds Series 2014A 06/01/27	5.000%	685,000	793,429
City of Salem Limited General Obligation Bonds Series 2009 06/01/26	5.000%	3,315,000	3,728,248
Unlimited General Obligation Bonds Series 2009 06/01/19	5.000%	2,025,000	2,315,284
06/01/20	5.000%	880,000	997,797
Clackamas & Washington Counties School District No. 3 Unlimited General Obligation Bonds Series 2003A (NPFGC)(a) 06/15/17	0.000%	4,000,000	3,929,880
Clackamas County School District No. 108 Estacada Unlimited General Obligation Refunding Bonds Series 2005 (AGM) 06/15/25	5.500%	2,485,000	3,192,181
Clackamas County School District No. 12 North Clackamas Unlimited General Obligation Refunding Bonds Series 2014 06/15/29	5.000%	1,500,000	1,752,480

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Clackamas County School District No. 46 Oregon Trail Unlimited General Obligation Bonds Series 2009A 06/15/25	5.000%	4,350,000	4,927,767
06/15/26	5.000%	3,000,000	3,387,570
Clackamas County School District No. 62 Limited General Obligation Refunding Bonds Series 2014 06/01/34	5.000%	1,770,000	1,988,754
Columbia Gorge Community College District Unlimited General Obligation Refunding Bonds Series 2012 06/15/18	3.000%	810,000	855,441
06/15/19	2.500%	1,010,000	1,059,056
County of Lane Limited General Obligation Bonds Series 2009A 11/01/24	5.000%	1,000,000	1,144,890
11/01/25	5.000%	1,140,000	1,301,390
Deschutes & Jefferson Counties School District No. 2J Redmond Unlimited General Obligation Bonds Series 2004B (NPFGC)(a) 06/15/22	0.000%	2,335,000	2,003,337
Jackson County School District No. 549C Medford Unlimited General Obligation Refunding Bonds Series 2015 12/15/23	5.000%	1,000,000	1,217,730
Jackson County School District No. 9 Eagle Point Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/20	5.500%	1,000,000	1,186,020
06/15/21	5.500%	1,410,000	1,692,747
Jefferson County School District No. 509J Unlimited General Obligation Bonds Madras Series 2013B 06/15/28	5.000%	2,095,000	2,417,379
Josephine County School District Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 12/15/16	5.000%	1,000,000	1,061,950
Klamath Falls City Schools Unlimited General Obligation Refunding Bonds Series 2015A 06/15/28	4.000%	500,000	541,870
Lane & Douglas Counties School District No. 45J3 Unlimited General Obligation Refunding Bonds South Lane Series 2012 06/15/20	3.000%	1,000,000	1,069,940
06/15/21	3.000%	1,610,000	1,719,399

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lane Community College Unlimited General Obligation Bonds Series 2009 06/15/17	4.250%	2,195,000	2,346,894
06/15/18	4.250%	2,000,000	2,195,300
Series 2012 06/15/23	5.000%	1,000,000	1,193,000
Lane County School District No. 1 Pleasant Hill(a) Unlimited General Obligation Series 2014B 06/15/29	0.000%	1,775,000	1,073,981
06/15/30	0.000%	1,825,000	1,045,798
Lane County School District No. 19 Springfield Unlimited General Obligation Series 2015A 06/15/31	5.000%	2,000,000	2,350,740
Lane County School District No. 19 Springfield(a) Unlimited General Obligation Series 2015B 06/15/33	0.000%	3,770,000	1,810,882
Unlimited General Obligation Refunding Bonds Series 2015D 06/15/24	0.000%	2,305,000	1,780,036
06/15/28	0.000%	1,480,000	936,870
Madras Aquatic Center District Unlimited General Obligation Bonds Series 2005 06/01/22	5.000%	1,695,000	1,698,458
Marion & Clackamas Counties School District No. 4J Silver Falls Unlimited General Obligation Refunding Bonds Series 2013 06/15/21	4.000%	2,785,000	3,128,892
Polk Marion & Benton Counties School District No. 13J Central Unlimited General Obligation Refunding Bonds Series 2015 02/01/27	4.000%	750,000	822,368
02/01/28	4.000%	1,000,000	1,086,000
Umatilla County School District No. 16R Pendleton Unlimited General Obligation Bonds Series 2014A 06/15/30	5.000%	1,110,000	1,296,835
06/15/31	5.000%	2,890,000	3,359,220
Umatilla County School District No. 8R Hermiston Unlimited General Obligation Bonds Series 2010 06/15/29	4.500%	2,360,000	2,584,271
Union County School District No. 1 La Grande Unlimited General Obligation Bonds Series 2015 06/15/30	4.000%	1,000,000	1,060,270

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington & Clackamas Counties School District No. 23J Tigard-Tualatin Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/19	5.000%	850,000	972,120
06/15/21	5.000%	6,575,000	7,759,946
Washington & Multnomah Counties School District No 48J Beaverton Refunding Unlimited General Obligation Bonds Series 2012-B 06/15/23	4.000%	4,090,000	4,583,581
Unlimited General Obligation Bonds Series 2014 06/15/33	5.000%	4,000,000	4,625,720
Washington County School District No. 1 West Union Unlimited General Obligation Refunding Bonds Hillsboro Series 2012 06/15/20	4.000%	1,400,000	1,571,864
Washington County School District No. 15 Forest Grove Unlimited General Obligation Bonds Series 2012A 06/15/24	5.000%	1,780,000	2,095,309
Yamhill Clackamas & Washington Counties School District No. 29J Newberg Unlimited General Obligation Refunding Bonds Series 2005 (NPFGC) 06/15/21	5.500%	1,000,000	1,210,490
Total			137,857,894
MULTI-FAMILY 2.0%
City of Forest Grove Revenue Bonds Oak Tree Foundation Project Series 2007 03/01/37	5.500%	3,915,000	4,025,912
City of Portland Revenue Bonds Headwaters Apartments Project Series 2005A 04/01/25	5.000%	1,565,000	1,571,260
Oregon State Facilities Authority Refunding Revenue Bonds College Housing Northwest Projects Series 2013A 10/01/18	4.000%	740,000	775,416
10/01/19	4.000%	780,000	821,574
10/01/20	4.000%	810,000	853,635
10/01/22	4.000%	875,000	910,376
Total			8,958,173

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MUNICIPAL POWER 1.4%
City of Eugene Electric Utility System Refunding Revenue Bonds Series 2011A 08/01/28	5.000%	2,200,000	2,511,146
08/01/29	5.000%	3,410,000	3,861,279
Total			6,372,425
PORTS 0.8%
Port of Morrow Limited General Obligation Bonds Series 2013 06/01/22	4.000%	425,000	440,551
06/01/23	4.000%	440,000	453,728
06/01/24	4.000%	460,000	473,266
06/01/25	4.000%	480,000	491,659
06/01/26	4.000%	500,000	509,285
06/01/27	4.000%	515,000	523,806
06/01/28	4.000%	250,000	253,308
Port of St. Helen's Revenue Bonds Series 1999 08/01/19	5.750%	350,000	350,536
Total			3,496,139
RECREATION 0.8%
Oregon State Lottery Revenue Bonds Series 2012B 04/01/18	3.000%	3,600,000	3,805,596
REFUNDED / ESCROWED 17.5%
Clackamas & Washington Counties School District No. 3 Prerefunded 06/15/19 Unlimited General Obligation Bonds West Linn-Wilsonville Series 2009 06/15/24	5.000%	4,150,000	4,749,177
Clackamas County School District No. 12 North Clackamas Prerefunded 06/15/17 Unlimited General Obligation Bonds Series 2007B (AGM) 06/15/22	5.000%	4,000,000	4,324,920
Columbia Multnomah & Washington Counties School District No. 1J Prerefunded 06/15/19 Unlimited General Obligation Bonds Scappoose School District 1J Series 2009 06/15/23	5.000%	1,000,000	1,147,650
06/15/24	5.000%	1,165,000	1,337,012
06/15/25	5.000%	1,275,000	1,463,254
Deschutes County Administrative School District No. 1 Bend-La Pine Prerefunded 06/15/17 Unlimited General Obligation Bonds Series 2007 (NPFGC) 06/15/20	4.500%	5,000,000	5,357,750

The accompanying Notes to Financial Statements are an integral part of this statement.

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Deschutes County Hospital Facilities Authority Prerefunded 01/01/19 Revenue Bonds Cascade Health Services, Inc. Series 2008 01/01/23	7.375%	2,000,000	2,421,180
Jackson County School District No. 549C Medford Prerefunded 06/15/18 Unlimited General Obligation Bonds Series 2008 06/15/27	4.625%	1,500,000	1,651,785
06/15/28	4.625%	1,660,000	1,827,976
Oregon State Lottery Prerefunded 04/01/18 Revenue Bonds Series 2008A 04/01/24	5.000%	3,130,000	3,463,001
Prerefunded 04/01/19 Revenue Bonds Series 2009A 04/01/21	5.000%	5,000,000	5,689,150
04/01/22	5.000%	5,000,000	5,689,150
04/01/27	5.000%	4,000,000	4,551,320
Puerto Rico Public Finance Corp. Unrefunded Revenue Bonds Commonwealth Appropriation Series 2002E Escrowed to Maturity(d) 08/01/26	6.000%	5,000,000	6,485,650
State of Oregon Department of Administrative Services Prerefunded 05/01/17 Certificate of Participation Series 2007A (NPFGC) 05/01/25	5.000%	2,780,000	2,992,781
05/01/26	5.000%	2,800,000	3,014,312
Prerefunded 05/01/19 Certificate of Participation Series 2009A 05/01/23	5.000%	3,100,000	3,535,581
State of Oregon Department of Transportation Prerefunded 05/15/19 Revenue Bonds Senior Lien Series 2009A 11/15/27	4.750%	7,000,000	7,927,570
Virgin Islands Public Finance Authority Revenue Bonds Series 1989A Escrowed to Maturity(d) 10/01/18	7.300%	620,000	685,422
Washington Clackamas & Yamhill Counties School District No. 88J Prerefunded 06/15/17 Unlimited General Obligation Bonds Sherwood Series 2007B (NPFGC) 06/15/23	4.500%	8,125,000	8,706,344
Washington County School District No. 1 West Union Prerefunded 06/15/17 Unlimited General Obligation Bonds Capital Appreciation-Hillsboro Series 2006 (NPFGC)(a) 06/15/25	0.000%	2,565,000	1,758,692
Total			78,779,677

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
RETIREMENT COMMUNITIES 2.1%
Hospital Facilities Authority of Multnomah County Refunding Revenue Bonds Mirabella at South Waterfront Series 2014A 10/01/34	5.125%	4,000,000	4,305,680
Terwilliger Plaza, Inc. Series 2012 12/01/20	5.000%	1,250,000	1,349,575
12/01/22	5.000%	500,000	546,060
Revenue Bonds Terwilliger Plaza Project Series 2006A 12/01/26	5.250%	1,400,000	1,428,742
Medford Hospital Facilities Authority Refunding Revenue Bonds Rogue Valley Manor Series 2013 10/01/22	5.000%	625,000	714,462
10/01/23	5.000%	645,000	737,925
10/01/24	5.000%	455,000	514,478
Total			9,596,922
SINGLE FAMILY 1.3%
State of Oregon Housing & Community Services Department Revenue Bonds Single Family Mortgage Program Series 2008G 07/01/28	5.200%	1,510,000	1,571,971
Series 2010A 07/01/27	5.250%	410,000	431,939
Series 2011A 07/01/25	5.250%	2,370,000	2,589,936
Series 2011B 07/01/28	5.250%	1,215,000	1,304,861
Total			5,898,707
SPECIAL NON PROPERTY TAX 6.7%
Oregon State Lottery Refunding Revenue Bonds Series 2014B 04/01/27	5.000%	1,750,000	2,091,600
Series 2015D 04/01/27	5.000%	2,500,000	3,018,800
State of Oregon Department of Transportation Refunding Revenue Bonds Series 2015A 11/15/30	5.000%	8,000,000	9,452,000
Revenue Bonds Senior Lien Series 2007A 11/15/16	5.000%	6,305,000	6,680,210

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Territory of Guam Revenue Bonds Series 2011A(d) 01/01/31	5.000%	1,100,000	1,204,654
Tri-County Metropolitan Transportation District Revenue Bonds Series 2009A 09/01/18	4.000%	1,000,000	1,094,040
09/01/21	4.250%	1,815,000	1,995,538
Virgin Islands Public Finance Authority Revenue Bonds Matching Fund Loan Notes-Senior Lien Series 2010A(d) 10/01/25	5.000%	4,410,000	4,916,224
Total			30,453,066
SPECIAL PROPERTY TAX 4.7%
City of Keizer Special Assessment Bonds Keizer Station Area Series 2008A 06/01/31	5.200%	3,215,000	3,495,412
City of Portland Refunding Tax Allocation Bonds 2nd Lien-Downtown Water Series 2011 06/15/18	5.000%	3,095,000	3,436,286
Senior Lien-Oregon Convention Center Series 2011 06/15/20	5.000%	4,305,000	4,975,418
Series 2015 06/15/24	5.000%	1,480,000	1,676,248
Tax Allocation Bonds Central Eastside Series 2011B 06/15/26	5.000%	1,580,000	1,768,383
06/15/27	5.000%	1,370,000	1,524,783
Lents Town Center Series 2010B 06/15/25	5.000%	1,550,000	1,716,517
06/15/26	5.000%	1,440,000	1,583,568
Veneta Urban Renewal Agency Revenue Bonds Urban Renewal Series 2001 02/15/16	5.375%	155,000	155,477
02/15/21	5.625%	1,100,000	1,102,255
Total			21,434,347
STATE GENERAL OBLIGATION 1.7%
State of Oregon Unlimited General Obligation Bonds Series 2015F 05/01/30	5.000%	5,565,000	6,639,768

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Oregon(a) Unlimited General Obligation Bonds State Board of Higher Education Series 2001A 08/01/17	0.000%	1,050,000	1,030,145
Total			7,669,913
TRANSPORTATION 1.9%
Tri-County Metropolitan Transportation District Revenue Bonds Capital Grant Receipt Series 2011A 10/01/25	5.000%	4,775,000	5,405,014
10/01/27	5.000%	3,000,000	3,348,360
Total			8,753,374
WATER & SEWER 5.0%
City of Albany Limited General Obligation Refunding Bonds Series 2013 08/01/22	4.000%	1,240,000	1,389,346
08/01/23	4.000%	1,290,000	1,447,419
City of Portland Water System Refunding Revenue Bonds 1st Lien Series 2006B 10/01/16	5.000%	5,330,000	5,619,206
Revenue Bonds Series 2014A 05/01/28	4.000%	3,390,000	3,673,540
City of Woodburn Wastewater Refunding Revenue Bonds Series 2011A 03/01/18	3.000%	1,115,000	1,165,052
03/01/19	5.000%	3,490,000	3,916,373
03/01/22	5.000%	4,620,000	5,351,161
Total			22,562,097
Total Municipal Bonds (Cost: $418,495,600)			443,699,056

Money Market Funds 0.4%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(e)	1,709,222	1,709,222
Total Money Market Funds (Cost: $1,709,222)		1,709,222
Total Investments (Cost: $420,204,822)		445,408,278
Other Assets & Liabilities, Net		5,780,062
Net Assets		451,188,340

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Notes to Portfolio of Investments

(a)  Zero coupon bond.

(b)  Variable rate security.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2015, the value of these securities amounted to $13,291,950 or 2.95% of net assets.

(e)  The rate shown is the seven-day current annualized yield at July 31, 2015.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

NPFGC  National Public Finance Guarantee Corporation

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	443,699,056	—	443,699,056
Money Market Funds	1,709,222	—	—	1,709,222
Total Investments	1,709,222	443,699,056	—	445,408,278

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets
Investments, at value
(identified cost $420,204,822)	$445,408,278
Cash	3,030,332
Receivable for:
Investments sold	77,156
Capital shares sold	1,019,058
Interest	4,253,998
Prepaid expenses	4,831
Trustees' deferred compensation plan	48,966
Total assets	453,842,619
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,074,060
Capital shares purchased	342,578
Dividend distributions to shareholders	1,099,085
Investment management fees	4,930
Distribution and/or service fees	757
Transfer agent fees	46,288
Administration fees	835
Chief compliance officer expenses	20
Other expenses	36,760
Trustees' deferred compensation plan	48,966
Total liabilities	2,654,279
Net assets applicable to outstanding capital stock	$451,188,340
Represented by
Paid-in capital	$427,060,159
Undistributed net investment income	303,623
Accumulated net realized loss	(1,378,898)
Unrealized appreciation (depreciation) on:
Investments	25,203,456
Total — representing net assets applicable to outstanding capital stock	$451,188,340

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A
Net assets	$41,121,126
Shares outstanding	3,278,079
Net asset value per share	$12.54
Maximum offering price per share(a)	$12.93
Class B
Net assets	$10,696
Shares outstanding	853
Net asset value per share	$12.54
Class C
Net assets	$24,863,485
Shares outstanding	1,981,974
Net asset value per share	$12.54
Class R4
Net assets	$129,531
Shares outstanding	10,326
Net asset value per share	$12.54
Class R5
Net assets	$18,712,006
Shares outstanding	1,493,776
Net asset value per share	$12.53
Class Z
Net assets	$366,351,496
Shares outstanding	29,203,290
Net asset value per share	$12.54

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Dividends	$200
Interest	15,946,215
Total income	15,946,415
Expenses:
Investment management fees	1,802,859
Distribution and/or service fees
Class A	99,585
Class B	105
Class C	241,853
Transfer agent fees
Class A	46,241
Class B	13
Class C	28,069
Class R4	149
Class R5	6,002
Class Z	434,566
Administration fees	305,465
Compensation of board members	25,597
Custodian fees	4,698
Printing and postage fees	36,924
Registration fees	21,866
Professional fees	39,280
Chief compliance officer expenses	224
Other	13,480
Total expenses	3,106,976
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(153,915)
Fees waived by Distributor — Class C	(76,493)
Expense reductions	(520)
Total net expenses	2,876,048
Net investment income	13,070,367
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,121,220
Net realized gain	1,121,220
Net change in unrealized appreciation (depreciation) on:
Investments	(3,560,711)
Net change in unrealized depreciation	(3,560,711)
Net realized and unrealized loss	(2,439,491)
Net increase in net assets resulting from operations	$10,630,876

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations
Net investment income	$13,070,367	$13,237,566
Net realized gain (loss)	1,121,220	(2,500,118)
Net change in unrealized appreciation (depreciation)	(3,560,711)	12,991,628
Net increase in net assets resulting from operations	10,630,876	23,729,076
Distributions to shareholders
Net investment income
Class A	(1,077,580)	(1,063,203)
Class B	(205)	(187)
Class C	(549,434)	(576,032)
Class R4	(3,765)	(607)
Class R5	(359,677)	(222,645)
Class Z	(11,069,000)	(11,355,571)
Net realized gains
Class A	—	(89)
Class C	—	(59)
Class R5	—	(18)
Class Z	—	(908)
Total distributions to shareholders	(13,059,661)	(13,219,319)
Increase (decrease) in net assets from capital stock activity	12,947,598	(27,910,321)
Total increase (decrease) in net assets	10,518,813	(17,400,564)
Net assets at beginning of year	440,669,527	458,070,091
Net assets at end of year	$451,188,340	$440,669,527
Undistributed net investment income	$303,623	$292,917

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	818,404	10,322,599	893,255	11,066,878
Distributions reinvested	82,080	1,037,036	81,883	1,019,858
Redemptions	(631,296)	(7,977,617)	(846,256)	(10,507,721)
Net increase	269,188	3,382,018	128,882	1,579,015
Class B shares
Subscriptions	793	10,001	—	—
Distributions reinvested	16	205	15	186
Redemptions(a)	—	—	(1,541)	(19,137)
Net increase (decrease)	809	10,206	(1,526)	(18,951)
Class C shares
Subscriptions	328,135	4,153,192	269,741	3,363,719
Distributions reinvested	39,977	505,125	41,382	515,112
Redemptions	(265,466)	(3,353,173)	(549,139)	(6,800,179)
Net increase (decrease)	102,646	1,305,144	(238,016)	(2,921,348)
Class R4 shares
Subscriptions	8,699	109,999	5,884	73,601
Distributions reinvested	298	3,765	48	601
Redemptions	(4,762)	(60,198)	(36)	(457)
Net increase	4,235	53,566	5,896	73,745
Class R5 shares
Subscriptions	973,339	12,239,272	293,944	3,629,511
Distributions reinvested	28,517	359,374	17,877	222,507
Redemptions	(150,825)	(1,895,620)	(106,662)	(1,317,976)
Net increase	851,031	10,703,026	205,159	2,534,042
Class Z shares
Subscriptions	2,287,978	28,937,048	1,515,187	18,911,904
Distributions reinvested	653,490	8,257,559	678,138	8,441,435
Redemptions	(3,153,479)	(39,700,969)	(4,567,746)	(56,510,163)
Net decrease	(212,011)	(2,506,362)	(2,374,421)	(29,156,824)
Total net increase (decrease)	1,015,898	12,947,598	(2,274,026)	(27,910,321)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,								Year Ended August 31,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$12.61		$12.30		$12.95		$12.49		$12.67		$12.17
Income from investment operations:
Net investment income	0.34		0.35		0.34		0.34		0.40		0.41
Net realized and unrealized gain (loss)	(0.07)		0.31		(0.65)		0.46		(0.15)		0.51
Total from investment operations	0.27		0.66		(0.31)		0.80		0.25		0.92
Less distributions to shareholders:
Net investment income	(0.34)		(0.35)		(0.34)		(0.34)		(0.41)		(0.42)
Net realized gains	—		(0.00	)(b)	—		—		(0.02)		—
Total distributions to shareholders	(0.34)		(0.35)		(0.34)		(0.34)		(0.43)		(0.42)
Net asset value, end of period	$12.54		$12.61		$12.30		$12.95		$12.49		$12.67
Total return	2.17%		5.43%		(2.47%)		6.50%		2.07%		7.68%
Ratios to average net assets(c)
Total gross expenses	0.87%		0.86%		0.86%		0.86	%(d)	0.89%		0.89%
Total net expenses(e)	0.83	%(f)	0.81	%(f)	0.80	%(f)	0.79	%(d)(f)	0.80	%(f)	0.78	%(f)
Net investment income	2.71%		2.81%		2.65%		2.92	%(d)	3.28%		3.35%
Supplemental data
Net assets, end of period (in thousands)	$41,121		$37,935		$35,438		$31,484		$24,998		$27,661
Portfolio turnover	11%		9%		15%		9%		13%		12%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended August 31,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$12.60		$12.30		$12.95		$12.49		$12.67		$12.17
Income from investment operations:
Net investment income	0.25		0.26		0.25		0.26		0.32		0.33
Net realized and unrealized gain (loss)	(0.06)		0.30		(0.66)		0.45		(0.17)		0.49
Total from investment operations	0.19		0.56		(0.41)		0.71		0.15		0.82
Less distributions to shareholders:
Net investment income	(0.25)		(0.26)		(0.24)		(0.25)		(0.31)		(0.32)
Net realized gains	—		(0.00	)(b)	—		—		(0.02)		—
Total distributions to shareholders	(0.25)		(0.26)		(0.24)		(0.25)		(0.33)		(0.32)
Net asset value, end of period	$12.54		$12.60		$12.30		$12.95		$12.49		$12.67
Total return	1.49%		4.63%		(3.19%)		5.77%		1.30%		6.88%
Ratios to average net assets(c)
Total gross expenses	1.64%		1.60%		1.61%		1.61	%(d)	1.66%		1.64%
Total net expenses(e)	1.58	%(f)	1.56	%(f)	1.55	%(f)	1.54	%(d)(f)	1.55	%(f)	1.53	%(f)
Net investment income	1.96%		2.08%		1.91%		2.22	%(d)	2.57%		2.66%
Supplemental data
Net assets, end of period (in thousands)	$11		$1		$19		$41		$79		$403
Portfolio turnover	11%		9%		15%		9%		13%		12%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended August 31,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$12.61		$12.31		$12.95		$12.49		$12.67		$12.17
Income from investment operations:
Net investment income	0.29		0.30		0.29		0.29		0.35		0.37
Net realized and unrealized gain (loss)	(0.07)		0.30		(0.64)		0.46		(0.15)		0.50
Total from investment operations	0.22		0.60		(0.35)		0.75		0.20		0.87
Less distributions to shareholders:
Net investment income	(0.29)		(0.30)		(0.29)		(0.29)		(0.36)		(0.37)
Net realized gains	—		(0.00	)(b)	—		—		(0.02)		—
Total distributions to shareholders	(0.29)		(0.30)		(0.29)		(0.29)		(0.38)		(0.37)
Net asset value, end of period	$12.54		$12.61		$12.31		$12.95		$12.49		$12.67
Total return	1.73%		4.93%		(2.78%)		6.10%		1.65%		7.25%
Ratios to average net assets(c)
Total gross expenses	1.62%		1.61%		1.61%		1.61	%(d)	1.64%		1.64%
Total net expenses(e)	1.26	%(f)	1.21	%(f)	1.20	%(f)	1.19	%(d)(f)	1.19	%(f)	1.18	%(f)
Net investment income	2.27%		2.41%		2.25%		2.51	%(d)	2.88%		2.96%
Supplemental data
Net assets, end of period (in thousands)	$24,863		$23,694		$26,055		$23,812		$18,069		$16,722
Portfolio turnover	11%		9%		15%		9%		13%		12%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$12.60		$12.30		$12.83
Income from investment operations:
Net investment income	0.37		0.38		0.13
Net realized and unrealized gain (loss)	(0.06)		0.30		(0.53)
Total from investment operations	0.31		0.68		(0.40)
Less distributions to shareholders:
Net investment income	(0.37)		(0.38)		(0.13)
Net realized gains	—		(0.00	)(b)	—
Total distributions to shareholders	(0.37)		(0.38)		(0.13)
Net asset value, end of period	$12.54		$12.60		$12.30
Total return	2.50%		5.58%		(3.13%)
Ratios to average net assets(c)
Total gross expenses	0.62%		0.62%		0.58	%(d)
Total net expenses(e)	0.58	%(f)	0.56	%(f)	0.56	%(d)
Net investment income	2.97%		3.08%		2.92	%(d)
Supplemental data
Net assets, end of period (in thousands)	$130		$77		$2
Portfolio turnover	11%		9%		15%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2015	2014		2013(a)
Per share data
Net asset value, beginning of period	$12.59	$12.29		$12.99
Income from investment operations:
Net investment income	0.38	0.38		0.27
Net realized and unrealized gain (loss)	(0.06)	0.30		(0.70)
Total from investment operations	0.32	0.68		(0.43)
Less distributions to shareholders:
Net investment income	(0.38)	(0.38)		(0.27)
Net realized gains	—	(0.00	)(b)	—
Total distributions to shareholders	(0.38)	(0.38)		(0.27)
Net asset value, end of period	$12.53	$12.59		$12.29
Total return	2.54%	5.64%		(3.38%)
Ratios to average net assets(c)
Total gross expenses	0.55%	0.56%		0.55	%(d)
Total net expenses(e)	0.55%	0.53%		0.54	%(d)
Net investment income	3.00%	3.09%		2.97	%(d)
Supplemental data
Net assets, end of period (in thousands)	$18,712	$8,092		$5,377
Portfolio turnover	11%	9%		15%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended August 31,
Class Z	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$12.61		$12.31		$12.95		$12.49		$12.67		$12.17
Income from investment operations:
Net investment income	0.37		0.38		0.37		0.37		0.43		0.45
Net realized and unrealized gain (loss)	(0.07)		0.30		(0.64)		0.46		(0.15)		0.50
Total from investment operations	0.30		0.68		(0.27)		0.83		0.28		0.95
Less distributions to shareholders:
Net investment income	(0.37)		(0.38)		(0.37)		(0.37)		(0.44)		(0.45)
Net realized gains	—		(0.00	)(b)	—		—		(0.02)		—
Total distributions to shareholders	(0.37)		(0.38)		(0.37)		(0.37)		(0.46)		(0.45)
Net asset value, end of period	$12.54		$12.61		$12.31		$12.95		$12.49		$12.67
Total return	2.42%		5.61%		(2.14%)		6.73%		2.31%		7.95%
Ratios to average net assets(c)
Total gross expenses	0.62%		0.61%		0.61%		0.61	%(d)	0.64%		0.64%
Total net expenses(e)	0.58	%(f)	0.56	%(f)	0.55	%(f)	0.54	%(d)(f)	0.55	%(f)	0.53	%(f)
Net investment income	2.96%		3.06%		2.90%		3.17	%(d)	3.53%		3.63%
Supplemental data
Net assets, end of period (in thousands)	$366,351		$370,871		$391,179		$437,800		$402,393		$450,422
Portfolio turnover	11%		9%		15%		9%		13%		12%

Notes to Financial Highlights

(a)  For the period from September 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from August 31 to July 31.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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26

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are

Annual Report 2015
27

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and

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28

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.40% to 0.27% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.40% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.07% of the Fund's average daily net assets.
Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of

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29

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.12%
Class B	0.13
Class C	0.12
Class R4	0.12
Class R5	0.05
Class Z	0.12

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $520.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%and 0.75% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Effective December 1, 2014, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time. Prior to December 1, 2014, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.40% annually of the average daily net assets attributable to Class C shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $71,710 for Class A and $968 for Class C shares for the year ended July 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Contractual Expense Cap Prior to December 1, 2014
Class A	0.84%	0.81%
Class B	1.59	1.56
Class C	1.59	1.56
Class R4	0.59	0.56
Class R5	0.55	0.53
Class Z	0.59	0.56

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/ reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees' deferred compensation and distributions.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015	2014
Ordinary income	$—	$9,568
Tax-exempt income	13,059,661	13,209,023
Long-term capital gains	—	728
Total	13,059,661	13,219,319

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$1,426,447
Capital loss carryforwards	(1,378,898)
Net unrealized appreciation	25,226,673

At July 31, 2015, the cost of investments for federal income tax purposes was $420,181,605 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$26,221,289
Unrealized depreciation	(994,616)
Net unrealized appreciation	25,226,673

The following capital loss carryforwards, determined at July 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	1,378,898

For the year ended July 31, 2015, $1,121,220 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $65,375,091 and $49,304,719, respectively, for the year ended July 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At July 31, 2015, one unaffiliated shareholder of record owned 15.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

(ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Geographic Concentration Risk

Because the Fund invests substantially in municipal securities issued by the state identified in the Fund's name and political sub-division of that state, the Fund will be particularly affected by the adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state's financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings,

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
33

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia AMT-Free Oregon Intermediate Muni Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the "Fund," a series of Columbia Funds Series Trust I) at July 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2015

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Exempt-Interest Dividends	100.00%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

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COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
39

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Oregon Intermediate Muni Bond Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on December 1, 2015, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from December 1, 2015 through November 30, 2016;

Annual Report 2015
40

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The terms and conditions of the Agreements;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
41

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the thirtieth, thirtieth and thirty-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are both ranked in the 3rd quintile (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

Annual Report 2015
42

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Annual Report 2015
43

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
44

COLUMBIA AMT-FREE OREGON INTERMEDIATE MUNI BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
45

Columbia AMT-Free Oregon Intermediate Muni Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN207_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA U.S. SOCIAL BOND FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement
Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment
Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns
In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals
We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets
Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA U.S. SOCIAL BOND FUND

Portfolio Overview	2
Understanding Your Fund's Expenses	3
Portfolio of Investments	4
Statement of Assets and Liabilities	10
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Trustees and Officers	29
Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement	33
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OVERVIEW

(Unaudited)

Portfolio Management

James Dearborn

Chad Farrington, CFA

Tom Murphy, CFA

Portfolio Breakdown (%) (at July 31, 2015)
Corporate Bonds & Notes	8.9
Floating Rate Notes	8.4
Money Market Funds	5.9
Municipal Bonds	76.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Quality Breakdown (%) (at July 31, 2015)
AAA rating	17.0
AA rating	34.5
A rating	29.9
BBB rating	13.8
Not rated	4.8
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015
2

COLUMBIA U.S. SOCIAL BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	996.20	(a)	1,020.94	2.78	(a)	4.03	0.80	(a)
Class C	1,000.00	1,000.00	994.60	(a)	1,017.70	5.03	(a)	7.29	1.45	(a)
Class R4	1,000.00	1,000.00	997.10	(a)	1,022.19	1.91	(a)	2.77	0.55	(a)
Class R5	1,000.00	1,000.00	996.90	(a)	1,021.94	2.08	(a)	3.02	0.60	(a)
Class Z	1,000.00	1,000.00	997.10	(a)	1,022.19	1.91	(a)	2.77	0.55	(a)

(a) Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
3

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015
(Percentages represent value of investments compared to net assets)

Municipal Bonds 80.5%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ALABAMA 2.9%
Birmingham Water Works Board Revenue Bonds Series 2015B 01/01/31	5.000%	250,000	281,995
Butler County Board of Education Refunding Revenue Bonds Series 2015 (AGM) 07/01/26	5.000%	250,000	289,972
Total			571,967
ARIZONA 1.5%
Pinal County Union High School District No. 82 Casa Grande Unlimited General Obligation Refunding Bonds Series 2015 (AGM) 07/01/26	5.000%	250,000	293,668
CALIFORNIA 18.6%
California Municipal Finance Authority Refunding Revenue Bonds Community Medical Centers Series 2015A 02/01/22	5.000%	215,000	246,515
Harbor Regional Center Project Series 2015 11/01/24	5.000%	250,000	290,843
Revenue Bonds NorthBay Healthcare Group Series 2015 11/01/26	5.000%	250,000	276,140
California Statewide Communities Development Authority Refunding Revenue Bonds Adventist Health System West Series 2015 03/01/25	5.000%	250,000	294,990
City of Riverside Sewer Refunding Revenue Bonds Series 2015A 08/01/21	5.000%	250,000	293,057
Jurupa Unified School District Unlimited General Obligation Bonds Series 2015A 08/01/23	5.000%	225,000	270,878
Los Angeles County Sanitation Districts Financing Authority Subordinated Refunding Revenue Bonds Capital Projects — District #14 Series 2015 10/01/28	5.000%	500,000	593,435

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Monterey Regional Waste Management Authority Revenue Bonds Series 2015B AMT(a) 04/01/21	4.000%	250,000	270,800
Moreno Valley Unified School District Unlimited General Obligation Bonds Election 2014 Series 2015A (AGM) 08/01/28	5.000%	250,000	294,597
Pajaro Valley Water Management Agency Refunding Revenue Bonds Series 2015 (AGM) 03/01/22	5.000%	250,000	291,388
Santa Maria Bonita School District Unlimited General Obligation Bonds Series 2015 08/01/31	5.000%	250,000	289,875
West Kern Community College District Unlimited General Obligation Refunding Bonds Series 2015A (AGM) 11/01/24	5.000%	250,000	299,792
Total			3,712,310
COLORADO 1.4%
Colorado Health Facilities Authority Refunding Revenue Bonds Parkview Medical Center Series 2015B 09/01/26	5.000%	250,000	283,363
CONNECTICUT 1.4%
State of Connecticut Clean Water Fund-State Revolving Fund Revenue Bonds Green Bonds Series 2015A 03/01/19	5.000%	250,000	285,118
GEORGIA 2.5%
Georgia Housing & Finance Authority Refunding Revenue Bonds Series 2015A-2 AMT(a) 06/01/20	2.000%	500,000	499,060
IDAHO 1.3%
Idaho Housing & Finance Association Revenue Bonds Series 2015A-1 07/01/25	3.200%	250,000	252,618

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
4

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
INDIANA 1.5%
Ivy Tech Community College Refunding Revenue Bonds Student Fee Series 2015T(b) 07/01/24	5.000%	250,000	299,565
LOUISIANA 2.5%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Bellemont Apartments Homes Project Series 2015 04/01/34	4.125%	250,000	244,098
Louisiana Public Facilities Authority Revenue Bonds Louisiana Pellets, Inc. Project Series 2015 AMT(a)(c) 07/01/24	7.000%	250,000	249,717
Total			493,815
MARYLAND 4.2%
Maryland Health & Higher Educational Facilities Authority Refunding Revenue Bonds Meritus Medical Center Issue Series 2015 07/01/23	5.000%	250,000	284,905
The John Hopkins Health System Series 2015 05/15/19	5.000%	250,000	285,810
University of Maryland Medical System Series 2015 07/01/19	4.000%	250,000	274,787
Total			845,502
MASSACHUSETTS 1.3%
Massachusetts Development Finance Agency Revenue Bonds Green Bonds — Boston Medical Center Series 2015 07/01/44	5.000%	250,000	264,205
MINNESOTA 1.5%
Dakota County Community Development Agency Refunding Revenue Bonds Series 2015B 01/01/21	5.000%	250,000	293,365

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MISSISSIPPI 1.5%
City of Gulfport Unlimited General Obligation Refunding Bonds Water & Sewer Series 2015 07/01/21	5.000%	250,000	291,658
NEBRASKA 1.2%
Nebraska Investment Finance Authority Single Family Housing Revenue Bonds Series 2015 (GNMA/FNMA) 09/01/30	3.450%	250,000	249,703
NEW MEXICO 1.5%
New Mexico Hospital Equipment Loan Council Revenue Bonds Presbyterian Healthcare Services Series 2015 08/01/21	5.000%	250,000	293,677
NEW YORK 5.2%
Build NYC Resource Corp. Revenue Bonds Series 2015 07/01/28	5.000%	250,000	290,282
Housing Development Corp. Refunding Revenue Bonds Series 2015A-1 11/01/18	1.150%	250,000	249,705
Housing Development Corp.(b) Refunding Revenue Bonds Sustainable Neighborhood Series 2015S 05/01/26	3.400%	500,000	507,320
Total			1,047,307
OREGON 1.5%
State of Oregon Unlimited General Obligation Bonds — Community College Projects Series 2015J 08/01/28	5.000%	250,000	303,047
PENNSYLVANIA 7.1%
City of Philadelphia Water & Wastewater Refunding Revenue Bonds Series 2015B 07/01/28	5.000%	250,000	291,092

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
5

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Montgomery County Industrial Development Authority Refunding Revenue Bonds Albert Einstein HealthCare Network Series 2015 01/15/22	5.000%	250,000	277,220
Philadelphia Redevelopment Authority Refunding Revenue Bonds Series 2015A 04/15/28	5.000%	250,000	280,400
State Public School Building Authority Refunding Revenue Bonds The School District of Philadelphia Project Series 2015 06/01/24	5.000%	500,000	574,320
Total			1,423,032
RHODE ISLAND 1.2%
Rhode Island Housing & Mortgage Finance Corp. Refunding Revenue Bonds Homeownership Opportunity Series 2015 AMT(a)(b) 10/01/25	3.550%	250,000	250,595
SOUTH CAROLINA 2.9%
SCAGO Educational Facilities Corp. for Cherokee School District No. 1 Refunding Revenue Bonds Series 2015 12/01/27	5.000%	250,000	288,722
SCAGO Educational Facilities Corp. for Colleton School District Refunding Revenue Bonds Series 2015 12/01/20	5.000%	250,000	286,513
Total			575,235
TENNESSEE 1.2%
Tennessee Housing Development Agency Revenue Bonds Series 2015-1C 01/01/22	2.450%	250,000	251,628
TEXAS 11.8%
Austin Community College District Public Facility Corp. Refunding Revenue Bonds Series 2015 08/01/19	5.000%	250,000	284,315

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cotulla Independent School District Unlimited General Obligation Bonds School Building Series 2015 02/15/19	5.000%	250,000	281,752
Ennis Independent School District Unlimited General Obligation Refunding Bonds Series 2015 08/15/23	5.000%	500,000	603,015
Harris County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds Texas Children's Hospital Series 2015 10/01/21	5.000%	250,000	294,175
Lone Star College System Limited General Obligation Refunding Bonds Series 2015B 02/15/22	5.000%	500,000	591,770
San Antonio Independent School District Unlimited General Obligation Refunding Bonds Series 2015 (Permenant School Fund Guarantee) 02/15/22	5.000%	250,000	297,720
Total			2,352,747
WASHINGTON 3.6%
Energy Northwest Wind Project Refunding Revenue Bonds Series 2015 07/01/29	4.000%	500,000	518,235
King County Public Hospital District No. 4 Revenue Bonds Series 2015A 12/01/35	6.000%	200,000	195,618
Total			713,853
WEST VIRGINIA 1.2%
West Virginia Housing Development Fund Refunding Revenue Bonds Series 2015A AMT(a) 11/01/18	1.500%	250,000	250,260
Total Municipal Bonds (Cost: $16,118,462)			16,097,298

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
6

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes 9.3%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BANKING 2.5%
Bank of America Corp. Green Bond 05/12/18	1.950%	250,000	249,776
Morgan Stanley Green Bond 12/07/18	2.200%	250,000	252,638
Total			502,414
ELECTRIC 1.3%
NextEra Energy Capital Holdings, Inc. 06/01/17	1.586%	250,000	250,647
LIFE INSURANCE 0.5%
Five Corners Funding Trust(c) 11/15/23	4.419%	100,000	104,175
MEDIA AND ENTERTAINMENT 1.4%
Time Warner, Inc. 03/15/20	4.875%	250,000	274,018
NATURAL GAS 1.2%
Sempra Energy 03/15/20	2.400%	250,000	248,338
PHARMACEUTICALS 1.2%
AbbVie, Inc. 05/14/18	1.800%	250,000	249,318
WIRELINES 1.2%
Verizon Communications, Inc. 11/01/22	2.450%	250,000	238,334
Total Corporate Bonds & Notes (Cost: $1,888,152)			1,867,244

Floating Rate Notes 8.8%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
CALIFORNIA 1.2%
California Statewide Communities Development Authority Revenue Bonds John Muir Health VRDN Series 2008C (Wells Fargo Bank)(d)(e) 08/15/27	0.010%	250,000	250,000

Floating Rate Notes (continued)

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
MICHIGAN 2.5%
Michigan State Housing Development Authority Revenue Bonds VRDN Series 2008A (JPMorgan Chase Bank) AMT(a)(d)(e) 10/01/37	0.060%	500,000	500,000
NEW YORK 3.8%
New York City Water & Sewer System Revenue Bonds VRDN Series 2010 (U.S. Bank)(d)(e) 06/15/43	0.010%	250,000	250,000
New York Mortgage Agency Revenue Bonds VRDN Series 2006-139 (JPMorgan Chase Bank) AMT(a)(d)(e) 10/01/37	0.020%	500,000	500,000
Total			750,000
TEXAS 1.3%
Harris County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds Texas Medical Center VRDN Subordinated Series 2008B-2 (JPMorgan Chase Bank)(d)(e) 09/01/31	0.010%	250,000	250,000
Total Floating Rate Notes (Cost: $1,750,000)			1,750,000

Money Market Funds 6.2%

	Shares	Value ($)
JPMorgan Tax-Free Money Market Fund, 0.010%(f)	1,231,539	1,231,539
Total Money Market Funds (Cost: $1,231,539)		1,231,539
Total Investments (Cost: $20,988,153)		20,946,081
Other Assets & Liabilities, Net		(957,725)
Net Assets		19,988,356

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $353,892 or 1.77% of net assets.

(d)  Variable rate security.

(e)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(f)  The rate shown is the seven-day current annualized yield at July 31, 2015.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMT  Alternative Minimum Tax

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

VRDN  Variable Rate Demand Note

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA U.S. SOCIAL BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	16,097,298	—	16,097,298
Corporate Bonds & Notes	—	1,867,244	—	1,867,244
Floating Rate Notes	—	1,750,000	—	1,750,000
Money Market Funds	1,231,539	—	—	1,231,539
Total Investments	1,231,539	19,714,542	—	20,946,081

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA U.S. SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets
Investments, at value
(identified cost $20,988,153)	$20,946,081
Receivable for:
Capital shares sold	130
Interest	117,968
Expense reimbursement due from Investment Manager	460
Trustees' deferred compensation plan	813
Other assets	56,676
Total assets	21,122,128
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,047,885
Dividend distributions to shareholders	61,394
Investment management fees	273
Transfer agent fees	28
Administration fees	38
Chief compliance officer expenses	1
Other expenses	23,340
Trustees' deferred compensation plan	813
Total liabilities	1,133,772
Net assets applicable to outstanding capital stock	$19,988,356
Represented by
Paid-in capital	$20,040,130
Undistributed net investment income	176
Accumulated net realized loss	(9,878)
Unrealized appreciation (depreciation) on:
Investments	(42,072)
Total — representing net assets applicable to outstanding capital stock	$19,988,356

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA U.S. SOCIAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A
Net assets	$9,939
Shares outstanding	1,000
Net asset value per share	$9.94
Maximum offering price per share(a)	$10.25
Class C
Net assets	$9,945
Shares outstanding	1,001
Net asset value per share	$9.94
Class R4
Net assets	$9,939
Shares outstanding	1,000
Net asset value per share	$9.94
Class R5
Net assets	$9,939
Shares outstanding	1,000
Net asset value per share	$9.94
Class Z
Net assets	$19,948,594
Shares outstanding	2,007,147
Net asset value per share	$9.94

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA U.S. SOCIAL BOND FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015(a)

Net investment income
Income:
Dividends	$138
Interest	91,240
Total income	91,378
Expenses:
Investment management fees	26,951
Distribution and/or service fees
Class A	9
Class C	35
Transfer agent fees
Class R5	2
Class Z	125
Administration fees	3,773
Compensation of board members	1,945
Custodian fees	3,816
Printing and postage fees	7,266
Registration fees	7,532
Professional fees	16,120
Offering costs	29,848
Chief compliance officer expenses	2
Other	2,045
Total expenses	99,469
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(69,661)
Total net expenses	29,808
Net investment income	61,570
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(9,878)
Net realized loss	(9,878)
Net change in unrealized appreciation (depreciation) on:
Investments	(42,072)
Net change in unrealized depreciation	(42,072)
Net realized and unrealized loss	(51,950)
Net increase in net assets resulting from operations	$9,620

(a) Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA U.S. SOCIAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

Year Ended July 31, 2015(a)
Operations
Net investment income	$61,570
Net realized loss	(9,878)
Net change in unrealized depreciation	(42,072)
Net increase in net assets resulting from operations	9,620
Distributions to shareholders
Net investment income
Class A	(22)
Class C	(6)
Class R4	(31)
Class R5	(29)
Class Z	(61,306)
Total distributions to shareholders	(61,394)
Increase in net assets from capital stock activity	17,540,130
Total increase in net assets	17,488,356
Net assets at beginning of year	2,500,000
Net assets at end of year	$19,988,356
Undistributed net investment income	$176

(a) Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA U.S. SOCIAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015(a)
	Shares	Dollars ($)
Capital stock activity
Class C shares
Distributions reinvested	1	6
Net increase	1	6
Class Z shares
Subscriptions	1,761,135	17,540,000
Distributions reinvested	12	124
Net increase	1,761,147	17,540,124
Total net increase	1,761,148	17,540,130

(a) Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA U.S. SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

Class A	Year Ended July 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.02
Net realized and unrealized loss	(0.06)
Total from investment operations	(0.04)
Less distributions to shareholders:
Net investment income	(0.02)
Total distributions to shareholders	(0.02)
Net asset value, end of period	$9.94
Total return	(0.38%)
Ratios to average net assets(b)
Total gross expenses	1.72	%(c)
Total net expenses(d)	0.80	%(c)
Net investment income	0.67	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	11%

Notes to Financial Highlights

(a)  Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA U.S. SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Class C	Year Ended July 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.01
Net realized and unrealized loss	(0.06)
Total from investment operations	(0.05)
Less distributions to shareholders:
Net investment income	(0.01)
Total distributions to shareholders	(0.01)
Net asset value, end of period	$9.94
Total return	(0.54%)
Ratios to average net assets(b)
Total gross expenses	2.47	%(c)
Total net expenses(d)	1.45	%(c)
Net investment income	0.02	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	11%

Notes to Financial Highlights

(a)  Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA U.S. SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Class R4	Year Ended July 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.03
Net realized and unrealized loss	(0.06)
Total from investment operations	(0.03)
Less distributions to shareholders:
Net investment income	(0.03)
Total distributions to shareholders	(0.03)
Net asset value, end of period	$9.94
Total return	(0.29%)
Ratios to average net assets(b)
Total gross expenses	1.47	%(c)
Total net expenses(d)	0.55	%(c)
Net investment income	0.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	11%

Notes to Financial Highlights

(a)  Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA U.S. SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Class R5	Year Ended July 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.03
Net realized and unrealized loss	(0.06)
Total from investment operations	(0.03)
Less distributions to shareholders:
Net investment income	(0.03)
Total distributions to shareholders	(0.03)
Net asset value, end of period	$9.94
Total return	(0.31%)
Ratios to average net assets(b)
Total gross expenses	1.52	%(c)
Total net expenses(d)	0.60	%(c)
Net investment income	0.87	%(c)
Supplemental data
Net assets, end of period (in thousands)	$10
Portfolio turnover	11%

Notes to Financial Highlights

(a)  Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA U.S. SOCIAL BOND FUND

FINANCIAL HIGHLIGHTS (continued)

Class Z	Year Ended July 31, 2015(a)
Per share data
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.04
Net realized and unrealized loss	(0.07)
Total from investment operations	(0.03)
Less distributions to shareholders:
Net investment income	(0.03)
Total distributions to shareholders	(0.03)
Net asset value, end of period	$9.94
Total return	(0.29%)
Ratios to average net assets(b)
Total gross expenses	1.47	%(c)
Total net expenses(d)	0.55	%(c)
Net investment income	1.14	%(c)
Supplemental data
Net assets, end of period (in thousands)	$19,949
Portfolio turnover	11%

Notes to Financial Highlights

(a)  Based on operations from March 26, 2015 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia U.S. Social Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On March 25, 2015, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $2,500,000 in the Fund (1000 shares for Class A, 1000 shares for Class C, 1000 shares for Class R4, 1000 shares for Class R5 and 246,000 shares for Class Z), which represented the initial capital for each class at $10 per share. An additional $17,500,000 was invested in shares of Class Z over 7 consecutive weeks beginning April 2, 2015. Shares of the Fund were first offered to the public on March 26, 2015.

These financial statements cover the period from March 26, 2015 (commencement of operations) through July 31, 2015.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

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COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

Dividend income is recorded on the ex-dividend date.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

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COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.50% of the Fund's average daily net assets.

Subadvisory Agreement

The Fund's Board has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial. As of July 31, 2015, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The annualized effective administration fee rate for the period ended July 31, 2015 was 0.07% of the Fund's average daily net assets.

Offering Costs

Offering costs were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Transfer Agent also receives sub-transfer agency fees

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COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the period ended July 31, 2015, the Fund's annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.00	*
Class C	0.00	*
Class R4	0.00	*
Class R5	0.05
Class Z	0.00	*

* Rounds to zero

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the period ended July 31, 2015, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class C shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through November 30, 2016
Class A	0.95%
Class C	1.70
Class R4	0.70
Class R5	0.60
Class Z	0.70

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to

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COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund's net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015
Ordinary income	$8,074
Tax-exempt income	53,320
Total	61,394

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	66,069
Capital loss carryforwards	(9,878)
Net unrealized depreciation	(42,072)

At July 31, 2015, the cost of investments for federal income tax purposes was $20,988,153 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$65,866
Unrealized depreciation	(107,938)
Net unrealized depreciation	(42,072)

The following capital loss carryforwards, determined at July 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	9,878

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $19,346,467 and $1,285,563, respectively, for the period ended July 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Shareholder Concentration

At July 31, 2015, affiliated shareholders of record owned 99.8 % of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 7. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager,

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COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the period ended July 31, 2015.

Note 8. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Social Impact Risk

Social impact investing may increase risk due to the limitations and contraints involved in investment selection and, as a result, the Fund may underperform other funds that do not consider the social impact.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

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COLUMBIA U.S. SOCIAL BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
26

COLUMBIA U.S. SOCIAL BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia U.S. Social Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia U.S. Social Bond Fund (the "Fund," a series of Columbia Funds Series Trust I) at July 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the period March 26, 2015 (commencement of operations) through July 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
September 21, 2015

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COLUMBIA U.S. SOCIAL BOND FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Exempt-Interest Dividends	86.85%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

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COLUMBIA U.S. SOCIAL BOND FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

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COLUMBIA U.S. SOCIAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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COLUMBIA U.S. SOCIAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
31

COLUMBIA U.S. SOCIAL BOND FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
32

COLUMBIA U.S. SOCIAL BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

On March 4, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser) with respect to Columbia U.S. Social Bond Fund (the Fund), a series of the Trust. On June 10, 2015, the Board and the Independent Trustees unanimously approved an agreement (the Management Agreement) combining the Advisory Agreement and the Fund's administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the Management Agreement to be effective for the Fund on December 1, 2015, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager before determining to approve the Management Agreement, Advisory Agreement and the Subadvisory Agreement (collectively, the Agreements).

In connection with their deliberations regarding the proposed Agreements, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials, as well as other materials provided by the Investment Manager in connection with the Board's most recent and its upcoming annual approval of the continuation of the advisory agreements with respect to other series of the Trust, with representatives of the Investment Manager at the Committee meetings held on March 3, 2015 and June 9, 2015, and at the Board meetings held on March 4, 2015 and June 10, 2015. The Committee and the Board also consulted with Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On March 4, 2015 and June 10, 2015, the Board, including the Independent Trustees, voting separately, approved the Agreements for the Fund.

The Committee and the Board considered all information that they, their legal counsel, or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Agreements. The information and factors considered by the Committee and the Board in recommending for approval or approving the Agreements for the Fund included the following:

•  Information regarding the reputation, financial strength, regulatory history and resources of the Investment Manager and the Subadviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund;

•  Information regarding the capabilities of the Investment Manager and the Subadviser with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer;

•  The terms and conditions of the Agreements;

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1, the Distribution Agreement and the Transfer and Dividend Disbursing Agent Agreement;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund through November 30, 2016, so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed an annual rate of 0.95% for Class A, 1.70% for Class C, 0.70% for Class R4, 0.60% for Class R5 and 0.70% for Class Z;

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
33

COLUMBIA U.S. SOCIAL BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

•  Information regarding the management fees and investment performance of comparable portfolios of other clients of the Investment Manager; and

•  Information regarding the investment management fees and other expenses of the Fund relative to those of comparable funds determined by the independent third-party data provider to be in the same peer group or universe of funds.

Nature, Extent and Quality of Services to be Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services to be provided to the Fund by the Investment Manager and the Subadviser and the Investment Manager's affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the similar type of services currently provided by the Investment Manager to other funds in the fund complex, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and the Subadviser and the Investment Manager's affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager's and the Subadviser's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. The Committee and the Board also noted that the Board had approved the Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds monitors the code of ethics and compliance program. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to the Fund under the Agreements supported the approval of the Agreements.

Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees to be charged to the Fund under the Agreements as well as the total expenses expected to be incurred by the Fund. In assessing the reasonableness of the proposed fees under the Agreements, the Committee and the Board considered, among other information, the Fund's proposed advisory fee and its expected total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee payable under the Management Agreement would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Board also took into account the proposed fee waiver and expense

Annual Report 2015
34

COLUMBIA U.S. SOCIAL BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

limitation arrangements that the Investment Manager and Subadviser would observe during the Fund's first year, and the advisory fees and total expense ratios of comparable funds identified by the independent third-party data provider for purposes of expense comparison.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund supported the approval of the Agreements.

Costs of Services to be Provided and Profitability

The Committee and the Board considered information provided by the Investment Manager with respect to estimated costs of services and profitability, and expected to consider the costs of services and the profitability of the Investment Manager and its affiliates in connection with the Committee's and the Board's next review and consideration of the continuation of the Agreements. The Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the expected expense ratio of the Fund, and the implementation of expense limitations with respect to the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Agreements.

Investment Performance

Because the Fund had not yet commenced operations, the Committee and the Board did not have investment performance to compare to the returns of a group of comparable mutual funds. However, the Committee and the Board expected to consider, in connection with their next review and consideration of the continuation of the Agreements, the investment performance of the Fund in relation to the annualized return for various time periods of both a group of comparable funds, as determined by the independent third-party data provider, and a benchmark.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Investment Manager and the Subadviser supported approval of the Agreements.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager and its affiliates of services to the Fund, to groups of related funds, and to the investment advisory clients of the Investment Manager and its affiliates as a whole, and whether those economies of scale were expected to be shared with the Fund through breakpoints in the proposed investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager and its affiliates in investment, trading and compliance resources. The Committee and the Board noted that the investment management fee schedule for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Agreements.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits to be received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the

Annual Report 2015
35

COLUMBIA U.S. SOCIAL BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. The Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions to be generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decision to recommend or approve the proposed Agreements. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, approved the Agreements.

Annual Report 2015
36

COLUMBIA U.S. SOCIAL BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
37

Columbia U.S. Social Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN262_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA LARGE CAP GROWTH FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

  Traditional approaches to generating income may not provide the diversification benefits they once did, and may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

  Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

  In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

  We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

  Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA LARGE CAP GROWTH FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	42
Federal Income Tax Information	43
Trustees and Officers	44
Board Consideration and Approval of Advisory Agreement	48
Important Information About This Report	53

Annual Report 2015

COLUMBIA LARGE CAP GROWTH FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Large Cap Growth Fund (the Fund) Class A shares returned 22.51% excluding sales charges for the 12-month period that ended July 31, 2015.

■  The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 16.08% during the same time period.

■  Stock selection generally accounted for the Fund's significant performance advantage over the benchmark.

Average Annual Total Returns (%) (for period ended July 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/01/98
Excluding sales charges		22.51	17.81	8.89
Including sales charges		15.45	16.43	8.24
Class B	11/01/98
Excluding sales charges		21.57	16.92	8.08
Including sales charges		16.57	16.70	8.08
Class C	11/18/02
Excluding sales charges		21.59	16.92	8.07
Including sales charges		20.59	16.92	8.07
Class E*	09/22/06
Excluding sales charges		22.37	17.69	8.78
Including sales charges		16.88	16.61	8.29
Class F*	09/22/06
Excluding sales charges		21.57	16.92	8.07
Including sales charges		16.57	16.71	8.07
Class I*	09/27/10	23.00	18.33	9.27
Class K*	03/07/11	22.66	17.99	9.05
Class R*	09/27/10	22.20	17.53	8.59
Class R4*	11/08/12	22.80	18.12	9.17
Class R5*	03/07/11	22.95	18.27	9.24
Class T	12/14/90
Excluding sales charges		22.49	17.76	8.84
Including sales charges		15.45	16.38	8.19
Class W*	09/27/10	22.47	17.84	8.93
Class Y*	07/15/09	23.03	18.34	9.29
Class Z	12/14/90	22.80	18.10	9.16
Russell 1000 Growth Index		16.08	17.75	8.95

Returns for Class A and T are shown with and without the maximum initial sales charge of 5.75%. Returns for Class E are shown with and without the maximum sales charge of 4.50%. Returns for Class B and Class F are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA LARGE CAP GROWTH FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2005 – July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA LARGE CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2015, the Fund's Class A shares returned 22.51% excluding sales charges. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which returned 16.08% during the same period. Stock selection in the information technology, health care and industrials sectors aided results relative to the benchmark, as did modest overweight positions in information technology and health care. Both sectors were top performers for the year.

Stocks Climbed in Volatile Environment

After a strong start, the pace of U.S. economic growth fluctuated during the 12-month period that ended July 31, 2015. Another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) early in 2015. A strong dollar, a widening trade deficit and declining oil prices also negatively impacted growth. Yet most of these setbacks proved to be temporary as the U.S. economy rebounded in the second quarter of 2015. An average of 243,000 new jobs were added monthly to the U.S. workforce, driving the unemployment rate down to 5.3%. With the labor market tightening, wage pressures increased. The housing market continued to recover, even though first-time home buyers have yet to enter the market in large numbers. Home sales rose and pending sales also trended higher.

Against this backdrop, investors bid up stock prices in the first nine months of the period. However, volatility ensued as concerns about a sluggish global economy and uncertainty about the timing of a Federal Reserve interest rate hike became more pronounced during the final months of the 12-month period. The general expectation has been for an increase in short-term interest rates sometime in the fall of 2015. Against this backdrop, growth stocks outperformed value stocks by a comfortable margin.

Stock Selection Drove Favorable Results

Stock selection was favorable across most sectors represented in the Fund. It was particularly strong in the information technology, health care and industrials sectors. Within information technology, Electronic Arts continued to deliver outstanding results. An overweight in the stock amplified the impact of its gains on Fund returns. Electronic Arts develops, markets, publishes and distributes video games. Investors continued to respond favorably to the company's strong earnings and solid margin improvement. Red Hat and Salesforce.com, both cloud-related software companies, were also strong contributors. Both have been in a sweet spot of productivity enhancement and technological architecture changes, which have driven strong revenue and earnings growth. A structural shift toward software spending has also benefited both companies. Salesforce.com is a leader in sales force productivity measurement and improvement. Red Hat is a leading enterprise infrastructure software company. Avago Technologies, NXP Semiconductors and Broadcom were strong performers within the semiconductor industry. The Fund gained ground with an overweight in Broadcom, which was acquired at a premium by Avago Technologies. Avago Technologies and NXP Semiconductors made solid contributions to relative results. Strong handset demand and increased

Portfolio Management

John Wilson, CFA

Peter Deininger, CFA, CAIA

Tchintcia Barros, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2015 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at July 31, 2015)
Apple, Inc.	5.3
Amazon.com, Inc.	2.8
Facebook, Inc., Class A	2.6
Visa, Inc., Class A	2.5
CVS Health Corp.	2.5
Lowe's Companies, Inc.	2.5
Celgene Corp.	2.4
Google, Inc., Class A	2.2
Bristol-Myers Squibb Co.	2.2
Comcast Corp., Class A	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015
5

COLUMBIA LARGE CAP GROWTH FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Portfolio Breakdown (%) (at July 31, 2015)
Common Stocks	95.8
Money Market Funds	4.2
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Equity Sector Breakdown (%) (at July 31, 2015)
Consumer Discretionary	20.8
Consumer Staples	8.4
Energy	1.5
Financials	5.9
Health Care	22.5
Industrials	8.8
Information Technology	30.7
Materials	1.4
Total	100.0

Percentages indicated are based upon total equity investments. The Fund's portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund's prospectus for more information on these and other risks.

content within Apple products boosted the shares of both Avago Technologies and NXP Semiconductors.

An overweight in Cubist, which was bought out by Merck in an all cash deal, aided relative performance in the health care sector. AbbVie acquired Pharmacyclics, prized for its flagship asset Imbruvica® , considered to be an effective treatment for hematological malignancies, such as leukemia and lymphoma. The acquisition supports our thesis that innovative products can make smaller biotechnology companies attractive to larger, more traditional pharmaceutical companies, and we continue to be positive regarding biotechnology. Also in biotechnology, outsized positions in Vertex Pharmaceuticals, Celgene and Alkermes benefited relative returns. All three companies performed well as prospects improved for key products in their pipelines. Vertex Pharmaceuticals has strong new therapies for cystic fibrosis and an additional therapy was just approved.

In the industrials sector, Pall Corporation, a leading manufacturer of industrial and medical filtration devices, was acquired by Danaher. Filtration technology is increasingly important in quality control in the biotechnology industry. The acquisition resulted in a solid gain for the portfolio. A position in Snap-On also performed well. The company manufactures and distributes tools and equipment for auto and other service-related industries and has been gaining market share in both the United States and Europe. We also were generally successful in avoiding problem areas in the industrials sector by avoiding industries that took a direct hit from the decline in energy prices, such as road and rail, marine and building products companies. Elsewhere in the portfolio, Kroger in the consumer staples sector was a stand-out performer. The company has increased its share of the organic food segment and enjoyed strong revenue and earnings growth as the result of consistent execution of its strategy.

Energy Stocks Led Disappointments

It was another difficult year for energy. The Fund had more exposure than the benchmark to Anadarko Petroleum and Schlumberger, which detracted from the Fund's relative performance. Overall, the Fund's performance in energy was generally in line with the sector, which was off sharply for the year.

Looking Ahead

We continue to prune winners and reallocate resources to names that we believe have the potential for additional appreciation. This process has not resulted in any major changes to the Fund's sector allocations. It remains overweight in health care and information technology in an environment that we believe currently favors high quality growth names. On balance, we believe that U.S.-centric companies are well positioned at this time to face the current environment of global uncertainty, which supports the Fund's focus on high quality consistent growth companies.

Annual Report 2015
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COLUMBIA LARGE CAP GROWTH FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,121.10	1,019.45	5.82	5.54	1.10
Class B	1,000.00	1,000.00	1,116.80	1,015.71	9.76	9.30	1.85
Class C	1,000.00	1,000.00	1,116.70	1,015.71	9.76	9.30	1.85
Class E	1,000.00	1,000.00	1,120.40	1,018.95	6.34	6.04	1.20
Class F	1,000.00	1,000.00	1,116.50	1,015.71	9.76	9.30	1.85
Class I	1,000.00	1,000.00	1,123.30	1,021.49	3.65	3.48	0.69
Class K	1,000.00	1,000.00	1,121.50	1,020.04	5.18	4.94	0.98
Class R	1,000.00	1,000.00	1,119.70	1,018.20	7.13	6.79	1.35
Class R4	1,000.00	1,000.00	1,122.50	1,020.69	4.50	4.28	0.85
Class R5	1,000.00	1,000.00	1,122.80	1,021.19	3.97	3.78	0.75
Class T	1,000.00	1,000.00	1,121.10	1,019.45	5.82	5.54	1.10
Class W	1,000.00	1,000.00	1,120.80	1,019.45	5.82	5.54	1.10
Class Y	1,000.00	1,000.00	1,123.20	1,021.39	3.76	3.58	0.71
Class Z	1,000.00	1,000.00	1,122.40	1,020.69	4.50	4.28	0.85

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Annual Report 2015
7

COLUMBIA LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Common Stocks 96.0%

Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 19.9%
Auto Components 0.6%
Visteon Corp.(a)	223,400	22,235,002
Hotels, Restaurants & Leisure 1.9%
Norwegian Cruise Line Holdings Ltd.(a)	376,306	23,489,021
Starwood Hotels & Resorts Worldwide, Inc.	551,100	43,790,406
Total		67,279,427
Household Durables 1.0%
Jarden Corp.(a)	635,500	34,952,500
Internet & Catalog Retail 5.4%
Amazon.com, Inc.(a)	180,885	96,981,492
Ctrip.com International Ltd., ADR(a)	192,300	13,764,834
Expedia, Inc.	305,229	37,067,010
Priceline Group, Inc. (The)(a)	35,800	44,519,806
Total		192,333,142
Media 4.8%
Comcast Corp., Class A	1,205,100	75,210,291
DISH Network Corp., Class A(a)	660,200	42,655,522
Time Warner, Inc.	639,400	56,292,776
Total		174,158,589
Multiline Retail 0.8%
Hudson's Bay Co.	1,521,522	30,829,478
Specialty Retail 2.4%
Lowe's Companies, Inc.	1,223,200	84,841,152
Textiles, Apparel & Luxury Goods 3.0%
Hanesbrands, Inc.	1,649,600	51,187,088
lululemon athletica, Inc.(a)	382,300	24,031,378
VF Corp.	416,000	32,069,440
Total		107,287,906
Total Consumer Discretionary		713,917,196
CONSUMER STAPLES 8.1%
Beverages 1.3%
Coca-Cola Enterprises, Inc.	903,500	46,150,780
Food & Staples Retailing 3.4%
CVS Health Corp.	755,800	85,004,826
Kroger Co. (The)	931,000	36,532,440
Total		121,537,266

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 1.4%
Mead Johnson Nutrition Co.	340,500	30,096,795
WhiteWave Foods Co. (The), Class A(a)	414,800	21,411,976
Total		51,508,771
Tobacco 2.0%
Philip Morris International, Inc.	825,600	70,613,568
Total Consumer Staples		289,810,385
ENERGY 1.5%
Oil, Gas & Consumable Fuels 1.5%
Anadarko Petroleum Corp.	391,500	29,108,025
Kinder Morgan, Inc.	678,201	23,492,883
Total		52,600,908
Total Energy		52,600,908
FINANCIALS 5.6%
Banks 1.4%
Fifth Third Bancorp	851,400	17,938,998
Wells Fargo & Co.	593,500	34,345,845
Total		52,284,843
Capital Markets 3.2%
BlackRock, Inc.	69,600	23,407,872
Goldman Sachs Group, Inc. (The)	129,900	26,638,593
Invesco Ltd.	969,500	37,422,700
TD Ameritrade Holding Corp.	707,300	25,979,129
Total		113,448,294
Real Estate Investment Trusts (REITs) 1.0%
Simon Property Group, Inc.	186,000	34,822,920
Total Financials		200,556,057
HEALTH CARE 21.6%
Biotechnology 10.7%
Alexion Pharmaceuticals, Inc.(a)	309,900	61,186,656
Alkermes PLC(a)	601,400	42,110,028
Biogen, Inc.(a)	121,200	38,636,136
BioMarin Pharmaceutical, Inc.(a)	160,900	23,534,843
Bluebird Bio, Inc.(a)	47,700	7,910,091
Celgene Corp.(a)	640,400	84,052,500
Dyax Corp.(a)	427,518	10,521,218

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

COLUMBIA LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Common Stocks (continued)

Issuer	Shares	Value ($)
Incyte Corp.(a)	288,600	30,095,208
Intercept Pharmaceuticals, Inc.(a)	51,977	13,712,052
Novavax, Inc.(a)	1,247,900	15,049,674
Ultragenyx Pharmaceutical, Inc.(a)	100,185	12,115,372
Vertex Pharmaceuticals, Inc.(a)	327,500	44,212,500
Total		383,136,278
Health Care Equipment & Supplies 1.5%
Medtronic PLC	705,278	55,286,743
Health Care Providers & Services 3.7%
Express Scripts Holding Co.(a)	544,000	48,998,080
Laboratory Corp. of America Holdings(a)	315,800	40,198,182
McKesson Corp.	189,800	41,864,186
Total		131,060,448
Life Sciences Tools & Services 1.5%
Thermo Fisher Scientific, Inc.	386,900	53,984,157
Pharmaceuticals 4.2%
Allergan PLC(a)	222,200	73,581,530
Bristol-Myers Squibb Co.	1,149,800	75,472,872
Total		149,054,402
Total Health Care		772,522,028
INDUSTRIALS 8.5%
Aerospace & Defense 2.8%
Honeywell International, Inc.	574,800	60,382,740
Northrop Grumman Corp.	221,100	38,252,511
Total		98,635,251
Air Freight & Logistics 1.4%
FedEx Corp.	297,700	51,031,734
Construction & Engineering 0.5%
Quanta Services, Inc.(a)	591,600	16,339,992
Industrial Conglomerates 1.3%
Carlisle Companies, Inc.	460,500	46,630,230
Machinery 2.5%
Ingersoll-Rand PLC	769,200	47,228,880
Snap-On, Inc.	260,400	42,913,920
Total		90,142,800
Total Industrials		302,780,007

Common Stocks (continued)

Issuer	Shares	Value ($)
INFORMATION TECHNOLOGY 29.5%
Communications Equipment 1.4%
Palo Alto Networks, Inc.(a)	262,600	48,798,958
Internet Software & Services 7.9%
Alibaba Group Holding Ltd., ADR(a)	235,400	18,441,236
Facebook, Inc., Class A(a)	941,200	88,482,212
Google, Inc., Class A(a)	115,456	75,912,320
Google, Inc., Class C(a)	115,973	72,553,868
LinkedIn Corp., Class A(a)	137,700	27,988,902
Total		283,378,538
IT Services 2.4%
Visa, Inc., Class A	1,145,200	86,279,368
Semiconductors & Semiconductor Equipment 4.9%
Avago Technologies Ltd.	202,000	25,278,280
Broadcom Corp., Class A	722,900	36,585,969
NXP Semiconductors NV(a)	276,574	26,824,912
Qorvo, Inc.(a)	415,300	24,066,635
Skyworks Solutions, Inc.	378,000	36,163,260
SunEdison, Inc.(a)	1,063,100	24,748,968
Total		173,668,024
Software 7.8%
Electronic Arts, Inc.(a)	1,049,900	75,120,345
Microsoft Corp.	1,155,900	53,980,530
Red Hat, Inc.(a)	843,800	66,727,704
Salesforce.com, inc.(a)	685,200	50,225,160
ServiceNow, Inc.(a)	427,000	34,373,500
Total		280,427,239
Technology Hardware, Storage & Peripherals 5.1%
Apple, Inc.	1,507,962	182,915,791
Total Information Technology		1,055,467,918
MATERIALS 1.3%
Chemicals 1.3%
Eastman Chemical Co.	616,500	48,333,600
Total Materials		48,333,600
Total Common Stocks (Cost: $2,557,611,365)		3,435,988,099
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Money Market Funds 4.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.124%(b)(c)	152,443,896	152,443,896
Total Money Market Funds (Cost: $152,443,896)		152,443,896
Total Investments (Cost: $2,710,055,261)		3,588,431,995
Other Assets & Liabilities, Net		(8,978,155)
Net Assets		3,579,453,840

Notes to Portfolio of Investments

(a)  Non-income producing investment.

(b)  The rate shown is the seven-day current annualized yield at July 31, 2015.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	71,697,171	847,259,583	(766,512,858)	152,443,896	93,267	152,443,896

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA LARGE CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	713,917,196	—	—	713,917,196
Consumer Staples	289,810,385	—	—	289,810,385
Energy	52,600,908	—	—	52,600,908
Financials	200,556,057	—	—	200,556,057
Health Care	772,522,028	—	—	772,522,028
Industrials	302,780,007	—	—	302,780,007
Information Technology	1,055,467,918	—	—	1,055,467,918
Materials	48,333,600	—	—	48,333,600
Total Common Stocks	3,435,988,099	—	—	3,435,988,099
Money Market Funds	152,443,896	—	—	152,443,896
Total Investments	3,588,431,995	—	—	3,588,431,995

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,557,611,365)	$3,435,988,099
Affiliated issuers (identified cost $152,443,896)	152,443,896
Total investments (identified cost $2,710,055,261)	3,588,431,995
Receivable for:
Investments sold	35,349,483
Capital shares sold	2,660,753
Dividends	1,650,547
Prepaid expenses	37,758
Trustees' deferred compensation plan	212,628
Other assets	43,170
Total assets	3,628,386,334
Liabilities
Payable for:
Investments purchased	46,497,627
Capital shares purchased	1,579,692
Investment management fees	59,729
Distribution and/or service fees	18,254
Transfer agent fees	324,192
Administration fees	4,956
Plan administration fees	1
Compensation of board members	1,717
Chief compliance officer expenses	125
Other expenses	233,573
Trustees' deferred compensation plan	212,628
Total liabilities	48,932,494
Net assets applicable to outstanding capital stock	$3,579,453,840
Represented by
Paid-in capital	$2,394,762,715
Excess of distributions over net investment income	(206,886)
Accumulated net realized gain	306,521,277
Unrealized appreciation (depreciation) on:
Investments	878,376,734
Total — representing net assets applicable to outstanding capital stock	$3,579,453,840

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A
Net assets	$1,870,451,775
Shares outstanding	49,630,575
Net asset value per share	$37.69
Maximum offering price per share(a)	$39.99
Class B
Net assets	$17,337,835
Shares outstanding	524,148
Net asset value per share	$33.08
Class C
Net assets	$85,723,737
Shares outstanding	2,589,047
Net asset value per share	$33.11
Class E
Net assets	$16,539,470
Shares outstanding	439,832
Net asset value per share	$37.60
Maximum offering price per share(b)	$39.37
Class F
Net assets	$870,995
Shares outstanding	26,335
Net asset value per share	$33.07
Class I
Net assets	$179,141,522
Shares outstanding	4,615,738
Net asset value per share	$38.81
Class K
Net assets	$176,190
Shares outstanding	4,555
Net asset value per share	$38.68
Class R
Net assets	$5,421,229
Shares outstanding	144,193
Net asset value per share	$37.60
Class R4
Net assets	$6,506,293
Shares outstanding	164,779
Net asset value per share(c)	$39.49
Class R5
Net assets	$3,879,453
Shares outstanding	100,061
Net asset value per share	$38.77

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class T
Net assets	$197,025,572
Shares outstanding	5,266,830
Net asset value per share	$37.41
Maximum offering price per share(a)	$39.69
Class W
Net assets	$144,249,901
Shares outstanding	3,820,807
Net asset value per share	$37.75
Class Y
Net assets	$2,750,046
Shares outstanding	70,820
Net asset value per share	$38.83
Class Z
Net assets	$1,049,379,822
Shares outstanding	27,051,842
Net asset value per share	$38.79

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.50%.

(c) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Dividends — unaffiliated issuers	$39,605,382
Dividends — affiliated issuers	93,267
Foreign taxes withheld	(139,045)
Total income	39,559,604
Expenses:
Investment management fees	20,114,401
Distribution and/or service fees
Class A	4,291,241
Class B	210,601
Class C	720,794
Class E	56,005
Class F	8,638
Class R	12,040
Class T	495,307
Class W	342,561
Transfer agent fees
Class A	2,951,053
Class B	36,391
Class C	123,737
Class E	27,532
Class F	1,486
Class K	92
Class R	4,107
Class R4	4,213
Class R5	253
Class T	320,755
Class W	235,669
Class Z	1,646,933
Administration fees	1,688,311
Plan administration fees
Class K	459
Compensation of board members	80,159
Custodian fees	28,133
Printing and postage fees	317,415
Registration fees	190,439
Professional fees	131,977
Chief compliance officer expenses	1,591
Other	106,314
Total expenses	34,148,607
Expense reductions	(33,192)
Total net expenses	34,115,415
Net investment income	5,444,189
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	402,007,125
Foreign currency translations	27,263
Net realized gain	402,034,388
Net change in unrealized appreciation (depreciation) on:
Investments	254,665,312
Net change in unrealized appreciation	254,665,312
Net realized and unrealized gain	656,699,700
Net increase in net assets resulting from operations	$662,143,889

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations
Net investment income	$5,444,189	$7,741,896
Net realized gain	402,034,388	427,707,186
Net change in unrealized appreciation	254,665,312	16,831,090
Net increase in net assets resulting from operations	662,143,889	452,280,172
Distributions to shareholders
Net investment income
Class A	(4,224,160)	(3,609,523)
Class E	(25,566)	(21,998)
Class I	(1,053,124)	(1,344,313)
Class K	(688)	(731)
Class R	(422)	(138)
Class R4	(4,872)	(1,016)
Class R5	(1,227)	(230)
Class T	(380,969)	(322,002)
Class W	(339,410)	(224,236)
Class Y	(18)	(25,513)
Class Z	(4,420,247)	(4,017,823)
Net realized gains
Class A	(178,378,477)	(74,009,629)
Class B	(2,682,748)	(1,710,706)
Class C	(8,102,561)	(3,086,077)
Class E	(1,702,793)	(735,060)
Class F	(99,906)	(47,690)
Class I	(17,279,907)	(10,207,426)
Class K	(19,688)	(9,725)
Class R	(209,809)	(83,179)
Class R4	(107,449)	(10,809)
Class R5	(22,019)	(1,881)
Class T	(19,688,881)	(8,185,082)
Class W	(14,332,809)	(5,984,855)
Class Y	(297)	(193,721)
Class Z	(97,491,407)	(41,898,356)
Total distributions to shareholders	(350,569,454)	(155,731,719)
Increase (decrease) in net assets from capital stock activity	208,308,213	(36,287,987)
Increase from payment by affiliate (Note 6)	—	78,764
Total increase in net assets	519,882,648	260,339,230
Net assets at beginning of year	3,059,571,192	2,799,231,962
Net assets at end of year	$3,579,453,840	$3,059,571,192
Undistributed (excess of distributions over) net investment income	$(206,886)	$3,077,451

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	3,615,277	130,987,958	2,074,225	68,846,981
Distributions reinvested	5,129,835	172,465,036	2,291,356	73,437,969
Redemptions	(4,927,952)	(176,147,559)	(5,269,960)	(175,121,398)
Net increase (decrease)	3,817,160	127,305,435	(904,379)	(32,836,448)
Class B shares
Subscriptions	17,489	557,246	22,973	684,834
Distributions reinvested	88,438	2,622,192	57,861	1,666,977
Redemptions(a)	(362,855)	(11,407,278)	(506,141)	(15,051,027)
Net decrease	(256,928)	(8,227,840)	(425,307)	(12,699,216)
Class C shares
Subscriptions	694,398	21,993,332	350,479	10,436,656
Distributions reinvested	214,542	6,367,599	85,987	2,479,009
Redemptions	(365,117)	(11,529,982)	(261,698)	(7,818,208)
Net increase	543,823	16,830,949	174,768	5,097,457
Class E shares
Subscriptions(b)	4,677	167,093	8,415	279,337
Distributions reinvested	51,398	1,725,434	23,538	753,452
Redemptions	(61,396)	(2,169,645)	(62,973)	(2,076,447)
Net decrease	(5,321)	(277,118)	(31,020)	(1,043,658)
Class F shares
Subscriptions	1,977	60,075	2,013	60,115
Distributions reinvested	3,370	99,906	1,655	47,690
Redemptions(b)	(4,620)	(145,647)	(8,466)	(253,088)
Net increase (decrease)	727	14,334	(4,798)	(145,283)
Class I shares
Subscriptions	491,870	18,865,971	25,509	863,134
Distributions reinvested	530,921	18,332,686	352,049	11,550,733
Redemptions	(1,623,790)	(59,746,672)	(2,043,662)	(69,849,015)
Net decrease	(600,999)	(22,548,015)	(1,666,104)	(57,435,148)
Class K shares
Subscriptions	—	—	1	37
Distributions reinvested	581	20,031	284	9,328
Redemptions	(1,744)	(63,352)	(563)	(19,500)
Net decrease	(1,163)	(43,321)	(278)	(10,135)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R shares
Subscriptions	107,187	3,931,268	20,519	688,191
Distributions reinvested	3,652	122,670	1,293	41,423
Redemptions	(11,188)	(400,351)	(29,945)	(1,015,126)
Net increase (decrease)	99,651	3,653,587	(8,133)	(285,512)
Class R4 shares
Subscriptions	167,063	6,337,410	22,055	770,700
Distributions reinvested	3,186	112,015	350	11,659
Redemptions	(26,767)	(1,019,257)	(2,131)	(73,739)
Net increase	143,482	5,430,168	20,274	708,620
Class R5 shares
Subscriptions	94,827	3,653,684	4,838	167,746
Distributions reinvested	664	22,918	49	1,602
Redemptions	(937)	(34,558)	(515)	(18,000)
Net increase	94,554	3,642,044	4,372	151,348
Class T shares
Subscriptions	166,177	5,626,315	90,722	2,926,841
Distributions reinvested	447,540	14,934,411	198,349	6,315,433
Redemptions	(389,375)	(13,869,887)	(415,016)	(13,723,915)
Net increase (decrease)	224,342	6,690,839	(125,945)	(4,481,641)
Class W shares
Subscriptions	503,370	18,076,640	4,169,238	138,927,385
Distributions reinvested	435,627	14,671,906	193,544	6,208,888
Redemptions	(749,188)	(26,937,846)	(731,905)	(24,521,708)
Net increase	189,809	5,810,700	3,630,877	120,614,565
Class Y shares
Subscriptions	71,064	2,690,256	—	—
Redemptions	(318)	(12,230)	(119,363)	(4,070,077)
Net increase (decrease)	70,746	2,678,026	(119,363)	(4,070,077)
Class Z shares
Subscriptions	2,959,312	109,067,852	1,347,061	46,062,582
Distributions reinvested	1,979,931	68,406,606	884,148	29,026,585
Redemptions	(2,998,161)	(110,126,033)	(3,672,110)	(124,942,026)
Net increase (decrease)	1,941,082	67,348,425	(1,440,901)	(49,852,859)
Total net increase (decrease)	6,260,965	208,308,213	(895,937)	(36,287,987)

(a) Includes conversions of Class B shares to Class A shares, if any.

(b) Includes conversions of Class F shares to Class E shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,								Year Ended September 30,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$34.51		$31.25		$25.65		$20.84		$20.64		$18.77
Income from investment operations:
Net investment income (loss)	0.03		0.06		0.11		0.02		(0.01)		0.04
Net realized and unrealized gain	7.24		4.90		5.55		4.82		0.25	(b)	1.92
Total from investment operations	7.27		4.96		5.66		4.84		0.24		1.96
Less distributions to shareholders:
Net investment income	(0.09)		(0.08)		(0.06)		(0.03)		(0.04)		(0.09)
Net realized gains	(4.00)		(1.62)		—		—		—		—
Total distributions to shareholders	(4.09)		(1.70)		(0.06)		(0.03)		(0.04)		(0.09)
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—		0.00	(c)
Net asset value, end of period	$37.69		$34.51		$31.25		$25.65		$20.84		$20.64
Total return	22.51%		16.29%		22.09%		23.22%		1.16%		10.48%
Ratios to average net assets(d)
Total gross expenses	1.11%		1.14%		1.18%		1.16	%(e)	1.15	%(f)	1.10	%(f)
Total net expenses(g)	1.11	%(h)	1.14	%(h)	1.18	%(h)	1.16	%(e)(h)	1.14	%(f)(i)	1.10	%(f)(h)
Net investment income (loss)	0.09%		0.18%		0.40%		0.10	%(e)	(0.06%)		0.19%
Supplemental data
Net assets, end of period (in thousands)	$1,870,452		$1,581,112		$1,459,893		$1,316,211		$1,187,715		$148,455
Portfolio turnover	59%		88%		104%		80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$30.88		$28.25		$23.32		$19.04		$18.97		$17.30
Income from investment operations:
Net investment loss	(0.20)		(0.17)		(0.09)		(0.12)		(0.18)		(0.10)
Net realized and unrealized gain	6.40		4.42		5.02		4.40		0.25	(b)	1.77
Total from investment operations	6.20		4.25		4.93		4.28		0.07		1.67
Less distributions to shareholders:
Net realized gains	(4.00)		(1.62)		—		—		—		—
Total distributions to shareholders	(4.00)		(1.62)		—		—		—		—
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—		0.00	(c)
Net asset value, end of period	$33.08		$30.88		$28.25		$23.32		$19.04		$18.97
Total return	21.57%		15.46%		21.14%		22.48%		0.37%		9.65%
Ratios to average net assets(d)
Total gross expenses	1.86%		1.89%		1.93%		1.91	%(e)	1.90	%(f)	1.85	%(f)
Total net expenses(g)	1.86	%(h)	1.89	%(h)	1.93	%(h)	1.91	%(e)(h)	1.89	%(f)(i)	1.85	%(f)(h)
Net investment loss	(0.62%)		(0.56%)		(0.34%)		(0.64	%)(e)	(0.82%)		(0.56%)
Supplemental data
Net assets, end of period (in thousands)	$17,338		$24,117		$34,085		$39,046		$49,290		$14,527
Portfolio turnover	59%		88%		104%		80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$30.90		$28.27		$23.34		$19.06		$18.98		$17.31
Income from investment operations:
Net investment loss	(0.21)		(0.17)		(0.09)		(0.12)		(0.17)		(0.10)
Net realized and unrealized gain	6.42		4.42		5.02		4.40		0.25	(b)	1.77
Total from investment operations	6.21		4.25		4.93		4.28		0.08		1.67
Less distributions to shareholders:
Net realized gains	(4.00)		(1.62)		—		—		—		—
Total distributions to shareholders	(4.00)		(1.62)		—		—		—		—
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—		0.00	(c)
Net asset value, end of period	$33.11		$30.90		$28.27		$23.34		$19.06		$18.98
Total return	21.59%		15.45%		21.12%		22.46%		0.42%		9.65%
Ratios to average net assets(d)
Total gross expenses	1.86%		1.89%		1.93%		1.91	%(e)	1.88	%(f)	1.85	%(f)
Total net expenses(g)	1.86	%(h)	1.89	%(h)	1.93	%(h)	1.91	%(e)(h)	1.87	%(f)(i)	1.85	%(f)(h)
Net investment loss	(0.67%)		(0.57%)		(0.36%)		(0.65	%)(e)	(0.77%)		(0.55%)
Supplemental data
Net assets, end of period (in thousands)	$85,724		$63,200		$52,885		$39,542		$36,860		$15,990
Portfolio turnover	59%		88%		104%		80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
21

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class E	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$34.44		$31.19		$25.61		$20.80		$20.60		$18.73
Income from investment operations:
Net investment income (loss)	(0.00	)(b)	0.03		0.08		(0.00	)(b)	(0.02)		0.02
Net realized and unrealized gain	7.22		4.89		5.53		4.81		0.24	(c)	1.93
Total from investment operations	7.22		4.92		5.61		4.81		0.22		1.95
Less distributions to shareholders:
Net investment income	(0.06)		(0.05)		(0.03)		—		(0.02)		(0.08)
Net realized gains	(4.00)		(1.62)		—		—		—		—
Total distributions to shareholders	(4.06)		(1.67)		(0.03)		—		(0.02)		(0.08)
Proceeds from regulatory settlements	—		—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$37.60		$34.44		$31.19		$25.61		$20.80		$20.60
Total return	22.37%		16.18%		21.93%		23.13%		1.07%		10.41%
Ratios to average net assets(d)
Total gross expenses	1.21%		1.24%		1.28%		1.26	%(e)	1.20	%(f)	1.20	%(f)
Total net expenses(g)	1.21	%(h)	1.24	%(h)	1.28	%(h)	1.26	%(e)(h)	1.19	%(f)(i)	1.20	%(f)(h)
Net investment income (loss)	(0.00	%)(b)	0.08%		0.30%		(0.00	%)(b)(e)	(0.08%)		0.10%
Supplemental data
Net assets, end of period (in thousands)	$16,539		$15,333		$14,853		$13,437		$11,784		$12,800
Portfolio Turnover	59%		88%		104%		80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Rounds to zero.

(c)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
22

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class F	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$30.87		$28.25		$23.32		$19.04		$18.96		$17.29
Income from investment operations:
Net investment loss	(0.21)		(0.17)		(0.09)		(0.12)		(0.16)		(0.10)
Net realized and unrealized gain	6.41		4.41		5.02		4.40		0.24	(b)	1.77
Total from investment operations	6.20		4.24		4.93		4.28		0.08		1.67
Less distributions to shareholders:
Net realized gains	(4.00)		(1.62)		—		—		—		—
Total distributions to shareholders	(4.00)		(1.62)		—		—		—		—
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—		0.00	(c)
Net asset value, end of period	$33.07		$30.87		$28.25		$23.32		$19.04		$18.96
Total return	21.57%		15.43%		21.14%		22.48%		0.42%		9.66%
Ratios to average net assets(d)
Total gross expenses	1.86%		1.89%		1.93%		1.91	%(e)	1.85	%(f)	1.85	%(f)
Total net expenses(g)	1.86	%(h)	1.89	%(h)	1.93	%(h)	1.91	%(e)(h)	1.84	%(f)(i)	1.85	%(f)(h)
Net investment loss	(0.66%)		(0.57%)		(0.36%)		(0.65	%)(e)	(0.73%)		(0.55%)
Supplemental data
Net assets, end of period (in thousands)	$871		$791		$859		$655		$484		$425
Portfolio turnover	59%		88%		104%		80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
23

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,					Year Ended September 30,
Class I	2015	2014	2013	2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$35.43	$32.02	$26.29	$21.37		$21.14		$21.18
Income from investment operations:
Net investment income	0.19	0.21	0.25	0.11		0.11		0.00	(c)
Net realized and unrealized gain (loss)	7.43	5.04	5.66	4.94		0.24	(d)	(0.04)
Total from investment operations	7.62	5.25	5.91	5.05		0.35		(0.04)
Less distributions to shareholders:
Net investment income	(0.24)	(0.22)	(0.18)	(0.13)		(0.12)		—
Net realized gains	(4.00)	(1.62)	—	—		—		—
Total distributions to shareholders	(4.24)	(1.84)	(0.18)	(0.13)		(0.12)		—
Proceeds from regulatory settlements	—	—	—	0.00	(c)	—		—
Net asset value, end of period	$38.81	$35.43	$32.02	$26.29		$21.37		$21.14
Total return	23.00%	16.84%	22.60%	23.71%		1.61%		(0.19%)
Ratios to average net assets(e)
Total gross expenses	0.69%	0.70%	0.71%	0.72	%(f)	0.68	%(g)	0.60	%(f)
Total net expenses(h)	0.69%	0.70%	0.71%	0.72	%(f)	0.68	%(g)(i)	0.60	%(f)(i)
Net investment income	0.52%	0.62%	0.87%	0.54	%(f)	0.46%		1.89	%(f)
Supplemental data
Net assets, end of period (in thousands)	$179,142	$184,811	$220,421	$203,848		$279,510		$2
Portfolio turnover	59%	88%	104%	80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(e)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(f)  Annualized.

(g)  Ratios include line of credit interest expense which is less than 0.01%.

(h)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
24

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,					Year Ended September 30,
Class K	2015	2014	2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$35.32	$31.94	$26.24	$21.33		$24.86
Income from investment operations:
Net investment income	0.09	0.11	0.18	0.08		0.02
Net realized and unrealized gain (loss)	7.41	5.01	5.64	4.90		(3.55)
Total from investment operations	7.50	5.12	5.82	4.98		(3.53)
Less distributions to shareholders:
Net investment income	(0.14)	(0.12)	(0.12)	(0.07)		—
Net realized gains	(4.00)	(1.62)	—	—		—
Total distributions to shareholders	(4.14)	(1.74)	(0.12)	(0.07)		—
Proceeds from regulatory settlements	—	—	—	0.00	(c)	—
Net asset value, end of period	$38.68	$35.32	$31.94	$26.24		$21.33
Total return	22.66%	16.47%	22.25%	23.38%		(14.20%)
Ratios to average net assets(d)
Total gross expenses	0.99%	1.00%	0.96%	0.97	%(e)	0.95	%(e)(f)
Total net expenses(g)	0.99%	1.00%	0.96%	0.97	%(e)	0.95	%(e)(f)(h)
Net investment income	0.23%	0.32%	0.64%	0.40	%(e)	0.12	%(e)
Supplemental data
Net assets, end of period (in thousands)	$176	$202	$191	$4,270		$46,696
Portfolio turnover	59%	88%	104%	80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
25

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class R	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$34.44		$31.18		$25.61		$20.83		$20.64		$20.68
Income from investment operations:
Net investment income (loss)	(0.07)		(0.02)		0.05		(0.01)		(0.07)		0.00	(c)
Net realized and unrealized gain (loss)	7.24		4.89		5.52		4.79		0.26	(d)	(0.04)
Total from investment operations	7.17		4.87		5.57		4.78		0.19		(0.04)
Less distributions to shareholders:
Net investment income	(0.01)		(0.00	)(c)	—		—		—		—
Net realized gains	(4.00)		(1.62)		—		—		—		—
Total distributions to shareholders	(4.01)		(1.62)		—		—		—		—
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—		—
Increase from payment by affiliate	—		0.01		—		—		—		—
Net asset value, end of period	$37.60		$34.44		$31.18		$25.61		$20.83		$20.64
Total return	22.20%		16.06	%(e)	21.75%		22.95%		0.92%		(0.19%)
Ratios to average net assets(f)
Total gross expenses	1.36%		1.39%		1.43%		1.40	%(g)	1.41	%(h)	1.21	%(g)
Total net expenses(i)	1.36	%(j)	1.39	%(j)	1.43	%(j)	1.40	%(g)(j)	1.40	%(h)(k)	1.21	%(g)(j)
Net investment income (loss)	(0.20%)		(0.06%)		0.17%		(0.07	%)(g)	(0.32%)		1.28	%(g)
Supplemental data
Net assets, end of period (in thousands)	$5,421		$1,534		$1,643		$726		$2,002		$2
Portfolio turnover	59%		88%		104%		80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(e)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.02%.

(f)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which is less than 0.01%.

(i)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
26

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$35.98		$32.48		$26.79
Income from investment operations:
Net investment income	0.06		0.15		0.11
Net realized and unrealized gain	7.63		5.10		5.69
Total from investment operations	7.69		5.25		5.80
Less distributions to shareholders:
Net investment income	(0.18)		(0.15)		(0.11)
Net realized gains	(4.00)		(1.62)		—
Total distributions to shareholders	(4.18)		(1.77)		(0.11)
Increase from payment by affiliate	—		0.02		—
Net asset value, end of period	$39.49		$35.98		$32.48
Total return	22.80%		16.67	%(b)	21.70%
Ratios to average net assets(c)
Total gross expenses	0.86%		0.89%		0.93	%(d)
Total net expenses(e)	0.86	%(f)	0.89	%(f)	0.93	%(d)(f)
Net investment income	0.17%		0.42%		0.49	%(d)
Supplemental data
Net assets, end of period (in thousands)	$6,506		$766		$33
Portfolio turnover	59%		88%		104%

Notes to Financial Highlights

(a)  Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.05%.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
27

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,					Year Ended September 30,
Class R5	2015	2014	2013	2012(a)		2011(b)
Per share data
Net asset value, beginning of period	$35.39	$32.00	$26.28	$21.36		$24.86
Income from investment operations:
Net investment income	0.09	0.19	0.26	0.11		0.05
Net realized and unrealized gain (loss)	7.51	5.02	5.64	4.94		(3.55)
Total from investment operations	7.60	5.21	5.90	5.05		(3.50)
Less distributions to shareholders:
Net investment income	(0.22)	(0.20)	(0.18)	(0.13)		—
Net realized gains	(4.00)	(1.62)	—	—		—
Total distributions to shareholders	(4.22)	(1.82)	(0.18)	(0.13)		—
Proceeds from regulatory settlements	—	—	—	0.00	(c)	—
Net asset value, end of period	$38.77	$35.39	$32.00	$26.28		$21.36
Total return	22.95%	16.74%	22.59%	23.70%		(14.08%)
Ratios to average net assets(d)
Total gross expenses	0.75%	0.75%	0.72%	0.73	%(e)	0.70	%(e)(f)
Total net expenses(g)	0.75%	0.75%	0.72%	0.73	%(e)	0.70	%(e)(f)(h)
Net investment income	0.25%	0.57%	0.89%	0.53	%(e)	0.37	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3,879	$195	$36	$497		$407
Portfolio turnover	59%	88%	104%	80%		116%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Based on operations from March 7, 2011 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
28

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class T	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$34.27		$31.05		$25.49		$20.69		$20.49		$18.64
Income from investment operations:
Net investment income (loss)	0.03		0.04		0.10		0.01		(0.01)		0.03
Net realized and unrealized gain	7.19		4.87		5.50		4.79		0.24	(b)	1.90
Total from investment operations	7.22		4.91		5.60		4.80		0.23		1.93
Less distributions to shareholders:
Net investment income	(0.08)		(0.07)		(0.04)		—		(0.03)		(0.08)
Net realized gains	(4.00)		(1.62)		—		—		—		—
Total distributions to shareholders	(4.08)		(1.69)		(0.04)		—		(0.03)		(0.08)
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—		0.00	(c)
Net asset value, end of period	$37.41		$34.27		$31.05		$25.49		$20.69		$20.49
Total return	22.49%		16.21%		22.01%		23.20%		1.12%		10.40%
Ratios to average net assets(d)
Total gross expenses	1.13%		1.19%		1.23%		1.21	%(e)	1.15	%(f)	1.15	%(f)
Total net expenses(g)	1.13	%(h)	1.19	%(h)	1.23	%(h)	1.21	%(e)(h)	1.14	%(f)(i)	1.15	%(f)(h)
Net investment income	0.08%		0.13%		0.35%		0.05	%(e)	(0.03%)		0.15%
Supplemental data
Net assets, end of period (in thousands)	$197,026		$172,830		$160,462		$146,207		$130,081		$143,784
Portfolio turnover	59%		88%		104%		80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
29

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class W	2015		2014		2013		2012(a)		2011		2010(b)
Per share data
Net asset value, beginning of period	$34.57		$31.26		$25.66		$20.85		$20.64		$20.68
Income from investment operations:
Net investment income	0.03		0.06		0.12		0.01		0.02		0.00	(c)
Net realized and unrealized gain (loss)	7.24		4.91		5.54		4.82		0.23	(d)	(0.04)
Total from investment operations	7.27		4.97		5.66		4.83		0.25		(0.04)
Less distributions to shareholders:
Net investment income	(0.09)		(0.06)		(0.06)		(0.02)		(0.04)		—
Net realized gains	(4.00)		(1.62)		—		—		—		—
Total distributions to shareholders	(4.09)		(1.68)		(0.06)		(0.02)		(0.04)		—
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—		—
Increase from payment by affiliate	—		0.02		—		—		—		—
Net asset value, end of period	$37.75		$34.57		$31.26		$25.66		$20.85		$20.64
Total return	22.47%		16.39	%(e)	22.12%		23.19%		1.21%		(0.19%)
Ratios to average net assets(f)
Total gross expenses	1.11%		1.14%		1.14%		1.19	%(g)	1.05	%(h)	0.96	%(g)
Total net expenses(i)	1.11	%(j)	1.14	%(j)	1.14	%(j)	1.19	%(g)(j)	1.04	%(h)(k)	0.96	%(g)(j)
Net investment income	0.09%		0.18%		0.43%		0.07	%(g)	0.07%		1.52	%(g)
Supplemental data
Net assets, end of period (in thousands)	$144,250		$125,509		$4		$3		$3		$2
Portfolio turnover	59%		88%		104%		80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Based on operations from September 27, 2010 (commencement of operations) through the stated period end.

(c)  Rounds to zero.

(d)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(e)  The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.06%.

(f)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(g)  Annualized.

(h)  Ratios include line of credit interest expense which is less than 0.01%.

(i)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  The benefits derived from expense reductions had an impact of 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
30

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,					Year Ended September 30,
Class Y	2015	2014	2013	2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$35.44	$32.03	$26.29	$21.36		$21.14		$19.20
Income from investment operations:
Net investment income	0.07	0.22	0.25	0.11		0.11		0.13
Net realized and unrealized gain	7.57	5.03	5.67	4.94		0.23	(b)	1.97
Total from investment operations	7.64	5.25	5.92	5.05		0.34		2.10
Less distributions to shareholders:
Net investment income	(0.25)	(0.22)	(0.18)	(0.12)		(0.12)		(0.16)
Net realized gains	(4.00)	(1.62)	—	—		—		—
Total distributions to shareholders	(4.25)	(1.84)	(0.18)	(0.12)		(0.12)		(0.16)
Proceeds from regulatory settlements	—	—	—	0.00	(c)	—		0.00	(c)
Net asset value, end of period	$38.83	$35.44	$32.03	$26.29		$21.36		$21.14
Total return	23.03%	16.84%	22.64%	23.72%		1.56%		11.01%
Ratios to average net assets(d)
Total gross expenses	0.71%	0.70%	0.71%	0.72	%(e)	0.67	%(f)	0.64	%(f)
Total net expenses(g)	0.71%	0.70%	0.71%	0.72	%(e)	0.67	%(f)(h)	0.64	%(f)(h)
Net investment income	0.19%	0.66%	0.90%	0.55	%(e)	0.48%		0.66%
Supplemental data
Net assets, end of period (in thousands)	$2,750	$3	$3,826	$14,446		$15,311		$22,272
Portfolio turnover	59%	88%	104%	80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
31

COLUMBIA LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended September 30,
Class Z	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$35.41		$32.01		$26.28		$21.33		$21.12		$19.20
Income from investment operations:
Net investment income	0.13		0.15		0.19		0.07		0.07		0.09
Net realized and unrealized gain	7.43		5.03		5.66		4.94		0.24	(b)	1.96
Total from investment operations	7.56		5.18		5.85		5.01		0.31		2.05
Less distributions to shareholders:
Net investment income	(0.18)		(0.16)		(0.12)		(0.06)		(0.10)		(0.13)
Net realized gains	(4.00)		(1.62)		—		—		—		—
Total distributions to shareholders	(4.18)		(1.78)		(0.12)		(0.06)		(0.10)		(0.13)
Proceeds from regulatory settlements	—		—		—		0.00	(c)	—		0.00	(c)
Net asset value, end of period	$38.79		$35.41		$32.01		$26.28		$21.33		$21.12
Total return	22.80%		16.61%		22.34%		23.52%		1.41%		10.74%
Ratios to average net assets(d)
Total gross expenses	0.86%		0.89%		0.93%		0.91	%(e)	0.85	%(f)	0.85	%(f)
Total net expenses(g)	0.86	%(h)	0.89	%(h)	0.93	%(h)	0.91	%(e)(h)	0.84	%(f)(i)	0.85	%(f)(h)
Net investment income	0.34%		0.43%		0.65%		0.35	%(e)	0.28%		0.45%
Supplemental data
Net assets, end of period (in thousands)	$1,049,380		$889,169		$850,041		$735,315		$683,738		$860,959
Portfolio turnover	59%		88%		104%		80%		116%		122%

Notes to Financial Highlights

(a)  For the period from October 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from September 30 to July 31.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Annualized.

(f)  Ratios include line of credit interest expense which is less than 0.01%.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
32

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class E, Class F, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class E shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class E shares are subject to a maximum front-end sales charge of 4.50% based on the investment amount. Class E shares purchased without an initial sales charge in accounts aggregating $1 million to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within one year after purchase. Class E shares are closed to new investors and new accounts.

Class F shares are trust shares which are held in an irrevocable trust until the specified trust termination date. Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class F shares will generally convert to Class E shares eight years after purchase. Class F shares are closed to new investors and new accounts.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund's prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class T shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class T shares are available only to investors who received (and who have continuously held) Class T shares in connection with previous fund reorganizations.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund's prospectus.

Annual Report 2015
33

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees (the Board), including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

Annual Report 2015
34

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund's management. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2015
35

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.61% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund

Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer

Annual Report 2015
36

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares do not pay transfer agency fees.

For the year ended July 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class E	0.17
Class F	0.17
Class K	0.05
Class R	0.17
Class R4	0.17
Class R5	0.05
Class T	0.17
Class W	0.17
Class Z	0.17

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2015, the Fund's total potential future obligation over the life of the Guaranty is $149,343. The liability remaining at July 31, 2015 for non-recurring charges associated with the lease amounted to $83,691 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at July 31, 2015 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $43,170, which approximates the fair value of the ownership interest.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $33,192.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F and Class W shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75%, 0.75%, 0.10%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E, Class F, Class R and Class W shares of the Fund, respectively.

Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), the Fund currently limits such fees to an aggregate fee of not

Annual Report 2015
37

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

more than 0.25% of the Fund's average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, however the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Effective December 1, 2014, these fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund's average daily net assets attributable to Class T shares. Prior to December 1, 2014, these fees were limited to 0.30% of the Fund's average daily net assets attributable to Class T shares. The effective shareholder services fee rate for the year ended July 31, 2015 was 0.27% of the Fund's average daily net assets attributable to Class T shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $969,310 for Class A, $4,021 for Class B, $3,842 for Class C, $810 for Class E, $8 for Class F and $27,658 for Class T shares for the year ended July 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Contractual Expense Cap Prior to December 1, 2014
Class A	1.22%	1.24%
Class B	1.97	1.99
Class C	1.97	1.99
Class E	1.32	1.34
Class F	1.97	1.99
Class I	0.83	0.84
Class K	1.13	1.14
Class R	1.47	1.49
Class R4	0.97	0.99
Class R5	0.88	0.89
Class T	1.22	1.29
Class W	1.22	1.24
Class Y	0.83	0.84
Class Z	0.97	0.99

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2015
38

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

At July 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions and proceeds from regulatory settlements. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,722,177
Accumulated net realized gain	9,022,098
Paid-in capital	(10,744,275)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015	2014
Ordinary income	$10,450,703	$9,567,523
Long-term capital gains	340,118,751	146,164,196
Total	$350,569,454	$155,731,719

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,789,200
Undistributed long-term capital gains	309,534,188
Net unrealized appreciation	873,574,623

At July 31, 2015, the cost of investments for federal income tax purposes was $2,714,857,372 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$917,161,621
Unrealized depreciation	(43,586,998)
Net unrealized appreciation	$873,574,623

For the year ended July 31, 2015, $86,833,288 of capital loss carryforward was utilized and $10,644,238 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,887,569,989 and $2,082,774,723, respectively, for the year ended July 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Payments by Affiliates

During the year ended July 31, 2014, the Fund received a payment of $78,764 from the Investment Manager as a reimbursement for certain shareholders transactions processed at an incorrect price. The payment is included in Increase from payment by affiliate on the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At July 31, 2015, one unaffiliated shareholder of record owned 11.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 45.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally

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39

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 10. Significant Risks

Health Care Sector Risk

The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.

Technology and Technology-Related Investment Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the technology and technology-related sectors than if it were invested in a wider variety of companies in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary,

Annual Report 2015
40

COLUMBIA LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
41

COLUMBIA LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Growth Fund (the "Fund," a series of Columbia Funds Series Trust I) at July 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2015

Annual Report 2015
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COLUMBIA LARGE CAP GROWTH FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$325,135,043

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

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COLUMBIA LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
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COLUMBIA LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
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COLUMBIA LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

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COLUMBIA LARGE CAP GROWTH FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
47

COLUMBIA LARGE CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Large Cap Growth Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on December 1, 2015, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from December 31, 2015 through November 30, 2016;

•  The terms and conditions of the Agreements;

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COLUMBIA LARGE CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

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COLUMBIA LARGE CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the thirteenth, twenty-first and twenty-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the 3rd and 2nd quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

Annual Report 2015
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COLUMBIA LARGE CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual

Annual Report 2015
51

COLUMBIA LARGE CAP GROWTH FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
52

COLUMBIA LARGE CAP GROWTH FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
53

Columbia Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN174_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

CMG ULTRA SHORT TERM BOND FUND

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

  Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

  Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

  In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

  We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

  Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

CMG ULTRA SHORT TERM BOND FUND

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers	28
Board Consideration and Approval of Advisory Agreement	32
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2015

CMG ULTRA SHORT TERM BOND FUND

PERFORMANCE OVERVIEW

Performance Summary

■  CMG Ultra Short Term Bond Fund (the Fund) returned 0.37% for the 12-month period that ended July 31, 2015.

■  The Fund outperformed its benchmark, the Barclays U.S. Short-Term Government/Corporate Index, which returned 0.23% during the same time period.

■  Overweight positions in non-Treasury sectors, especially in the corporate and securitized sectors, and the Fund's duration positioning aided performance relative to the benchmark.

Average Annual Total Returns (%) (for period ended July 31, 2015)

	Inception	1 Year	5 Years	10 Years
CMG Ultra Short Term Bond Fund	03/08/04	0.37	0.76	1.79
Barclays U.S. Short-Term Government/Corporate Index		0.23	0.31	1.88

The Fund commenced operations on November 23, 2009. The returns shown for periods prior to November 23, 2009 are the returns of CMG Ultra Short Term Bond Fund, the predecessor to the Fund and a portfolio of Columbia Funds Institutional Trust. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions. The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of shares.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

The Barclays U.S. Short-Term Government/Corporate Index tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of less than one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

CMG ULTRA SHORT TERM BOND FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $3,000,000 Investment (August 1, 2005 – July 31, 2015)

The chart above shows the change in value of a hypothetical $3,000,000 investment in CMG Ultra Short Term Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
3

CMG ULTRA SHORT TERM BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

Portfolio Management

Leonard Aplet, CFA

James Sims, CFA*

Ronald Stahl, CFA*

*Effective April 2015, Messrs. Sims and Stahl were named Portfolio Managers of the Fund. Mary Werler no longer serves as a Portfolio Manager of the Fund.

Portfolio Breakdown (%) (at July 31, 2015)
Asset-Backed Securities — Non-Agency	22.0
Commercial Mortgage-Backed Securities — Non-Agency	7.5
Corporate Bonds & Notes	52.0
Foreign Government Obligations	0.0	(a)
Money Market Funds	4.7
Municipal Bonds	0.6
Residential Mortgage-Backed Securities — Agency	0.1
Treasury Bills	1.0
U.S. Government & Agency Obligations	7.0
U.S. Treasury Obligations	5.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investing in derivatives is a

For the 12-month period that ended July 31, 2015, the Fund returned 0.37%. The Fund outperformed its benchmark, the Barclays U.S. Short-Term Government/Corporate Index, which returned 0.23% during the same time period. Overweight positions in non-Treasury sectors, especially in the corporate and securitized sectors, aided performance relative to the benchmark. The Fund's slightly longer duration (sensitivity to interest rates) also figured into its performance advantage over its benchmark.

A Volatile Environment for U.S. Financial Markets

After a strong start, the pace of U.S. economic growth fluctuated during the 12-month period that ended July 31, 2015. Another stormy winter in the Northeast and Midwest whittled away at gross domestic product (GDP) growth early in 2015. A strong dollar, a widening trade deficit and declining oil prices also took a bite out of growth. Yet most of these setbacks proved to be temporary as the U.S. economy rebounded in the second quarter of 2015. An average of 243,000 new jobs were added monthly to the U.S. workforce, driving the unemployment rate down to 5.3%. With the labor market tightening, wage pressures increased. The housing market continued to recover, even though first-time home buyers have yet to enter the market in large numbers. Home sales rose and pending sales also trended higher.

Against this backdrop, financial markets fluctuated as concerns about a sluggish global economy and uncertainty about the timing of a Federal Reserve (Fed) interest rate hike resulted in bouts of volatility that became more pronounced as the months wore on. The general expectation is for an increase in short-term interest rates sometime in the fall of 2015, even though inflation remains below the Fed's target rate of 2%. The Fed maintained the fed funds rate, a key short-term borrowing rate, at 0.00%-0.25%, keeping yields on short-term securities low throughout the period.

Yield Targeted to Improve Results

Short-term yields remained low throughout the period. In order to improve results, we took several steps to increase the Fund's yield without significantly adding to the Fund's risk exposure.

We maintained the Fund's overweight exposure to corporate and asset-backed securities (ABS), while gradually reducing the weight in commercial mortgage-backed securities (CMBS). These sectors outperformed similar-duration Treasury securities, which made up a modest 6% of the Fund's holdings — well below their weight in the benchmark index. Corporate securities outperformed Treasuries by 54 basis points, as measured by the Barclay's Short-Term Corporate Index. (A basis point is one hundredth of one percent.) Basic industry, real estate investment trust and wireline and wireless communications subsectors were the strongest contributors. The Fund's overweight in BBB rated credits also was a positive performance factor, as lower-rated credits outperformed. The Fund's overweight in ABS, which accounted for approximately 22% of the Fund, also benefited results. ABS outperformed similar-duration Treasuries by 41 basis points.

Annual Report 2015
4

CMG ULTRA SHORT TERM BOND FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

The Fund's slightly longer duration also served to boost the Fund's yield. Although we lowered the Fund's duration from 0.67 years to 0.57 years during the period, we maintained a duration that was slightly longer than the benchmark's 0.54 years. Approximately 17% of the Fund's assets had a duration greater than one year. (Benchmark holdings are all shorter than one year.) These longer-duration holdings were balanced by floating-rate securities, whose yields reset periodically. This "barbelled" structure allowed the Fund to generate relatively higher yields without significantly raising overall duration.

Looking Ahead

As the market continues to assess the strength of the U.S. economy and uncertainty about the path and timing of changes in monetary policy, we presently expect interest rate volatility to remain moderate. We continue to watch inflation and unemployment, as interest rate policy remains tied to these key data. In this current environment, we continue to target duration that is slightly longer than that of the benchmark. However, as we get closer to the Fed's first interest rate increase in nearly seven years, which we expect to occur sometime in 2015, we would look to decrease duration in line with or slightly below that of the benchmark.

We currently plan to maintain the Fund's underweight in U.S. Treasury securities and its overweight in the corporate sector and in ABS, which we believe remain attractive. We continue to believe the corporate sector has the potential to outperform Treasuries because of its yield advantage. We believe corporate balance sheets currently remain in good shape despite relatively high debt issuance and the sharp drop in commodity prices. We also intend to continue to target the Fund's BBB exposure inside 18 months, aiming to reduce price variability. Within CMBS, we plan to continue to look for opportunities at this time in seasoned, AAA rated, super-senior securities.

specialized activity that involves special risks, which may result in significant losses. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund's prospectus for more information on these and other risks.

Quality Breakdown (%) (at July 31, 2015)
AAA rating	44.6
AA rating	10.2
A rating	25.9
BBB rating	19.3
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015
5

CMG ULTRA SHORT TERM BOND FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,003.10	1,023.68	1.25	1.26	0.25

Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
6

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Corporate Bonds & Notes 51.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AUTOMOTIVE 1.6%
American Honda Finance Corp.(a) 10/07/16	0.784%	7,200,000	7,227,821
Daimler Finance North America LLC(a)(b) 08/01/17	0.640%	7,500,000	7,491,120
Ford Motor Credit Co. LLC 09/15/15	5.625%	5,000,000	5,025,530
01/15/16	2.500%	5,000,000	5,030,585
Total			24,775,056
BANKING 13.6%
American Express Credit Corp.(a) 07/29/16	0.804%	10,000,000	10,013,760
Australia and New Zealand Banking Group Ltd.(a)(b) 01/10/17	0.663%	10,000,000	10,012,550
BB&T Corp. 12/01/16	1.050%	9,000,000	9,002,232
Bank of America Corp. 01/11/16	1.250%	12,000,000	12,024,264
Bank of Montreal(a) 07/15/16	0.809%	10,000,000	10,033,310
Bank of New York Mellon Corp. (The)(a) 05/22/18	0.664%	9,000,000	8,972,460
Bank of Nova Scotia (The) 10/09/15	0.750%	5,000,000	5,001,675
Canadian Imperial Bank of Commerce 07/18/16	1.350%	7,500,000	7,540,635
Canadian Imperial Bank of Commerce(a) 07/18/16	0.807%	820,000	822,989
Capital One Financial Corp. 07/15/16	3.150%	2,500,000	2,546,745
Capital One NA(a) 02/05/18	0.984%	5,000,000	5,001,235
Citigroup, Inc. 04/01/16	1.300%	10,000,000	10,025,420
DNB Bank ASA(b) 04/03/17	3.200%	3,975,000	4,089,925
Fifth Third Bancorp 01/25/16	3.625%	10,000,000	10,130,890
Goldman Sachs Group, Inc. (The)(a) 05/22/17	0.954%	13,000,000	12,997,491
Huntington National Bank (The) 08/02/16	1.350%	9,035,000	9,040,430
JPMorgan Chase & Co. 07/05/16	3.150%	7,500,000	7,642,635
JPMorgan Chase Bank NA(a) 06/13/16	0.616%	7,500,000	7,485,150

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KeyCorp 08/13/15	3.750%	5,000,000	5,004,906
Morgan Stanley 04/29/16	3.800%	10,000,000	10,215,890
National Bank of Canada(a) 11/06/15	0.441%	10,000,000	9,999,680
Royal Bank of Canada(a) 02/03/17	0.569%	15,000,000	14,999,910
Toronto-Dominion Bank (The)(a) 07/13/16	0.456%	5,000,000	5,000,200
09/09/16	0.741%	7,500,000	7,525,073
US Bank NA(a) 01/30/17	0.527%	5,000,000	4,996,385
Wells Fargo & Co.(a) 04/23/18	0.924%	5,992,000	6,002,989
Total			206,128,829
CABLE AND SATELLITE 0.7%
DIRECTV Holdings LLC/Financing Co., Inc. 02/15/16	3.125%	5,000,000	5,057,505
NBCUniversal Enterprise, Inc.(a)(b) 04/15/16	0.826%	5,625,000	5,636,137
Total			10,693,642
CONSTRUCTION MACHINERY 1.0%
Caterpillar Financial Services Corp.(a) 02/26/16	0.522%	4,990,000	4,993,862
03/03/17	0.513%	2,500,000	2,497,920
John Deere Capital Corp. 01/13/17	2.000%	7,000,000	7,106,778
Total			14,598,560
ELECTRIC 4.0%
DTE Energy Co. 06/01/16	6.350%	8,780,000	9,169,525
Dominion Resources, Inc. 03/15/17	1.250%	5,170,000	5,158,652
Duke Energy Indiana, Inc.(a) 07/11/16	0.636%	3,500,000	3,501,435
Duke Energy Progress, Inc.(a) 03/06/17	0.479%	6,250,000	6,229,975
Exelon Corp. 06/09/17	1.550%	3,000,000	3,001,356
NSTAR Electric Co.(a) 05/17/16	0.516%	5,000,000	4,990,195
National Rural Utilities Cooperative Finance Corp.(a) 11/23/16	0.582%	10,000,000	10,008,650

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
7

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Capital Holdings, Inc. 06/01/17	1.586%	5,000,000	5,012,935
Southern California Edison Co. 11/01/17	1.250%	2,000,000	1,998,020
Southern Co. (The) 09/15/15	2.375%	6,531,000	6,543,701
WEC Energy Group, Inc. 06/15/18	1.650%	5,835,000	5,840,543
Total			61,454,987
FINANCE COMPANIES 1.0%
General Electric Capital Corp. 01/08/16	1.000%	10,000,000	10,019,980
General Electric Capital Corp.(a) 01/09/17	0.563%	5,000,000	5,005,555
Total			15,025,535
FOOD AND BEVERAGE 3.1%
Anheuser-Busch InBev Finance, Inc.(a) 01/27/17	0.485%	5,000,000	4,990,495
Anheuser-Busch InBev Worldwide, Inc. 07/15/17	1.375%	5,000,000	5,023,860
ConAgra Foods, Inc.(a) 07/21/16	0.662%	5,000,000	4,985,375
Diageo Capital PLC 05/11/17	1.500%	5,000,000	5,007,815
FBG Finance Pty Ltd.(b) 06/01/16	7.875%	8,750,000	9,219,438
General Mills, Inc.(a) 01/29/16	0.594%	2,625,000	2,623,228
Kraft Heinz Foods Co.(b) 06/30/17	1.600%	5,000,000	5,005,995
PepsiCo, Inc.(a) 07/17/17	0.539%	10,600,000	10,601,643
Total			47,457,849
HEALTH CARE 2.0%
AmerisourceBergen Corp. 05/15/17	1.150%	7,500,000	7,463,362
Becton Dickinson and Co.(a) 06/15/16	0.736%	5,000,000	5,000,465
Cardinal Health, Inc. 06/15/18	1.950%	2,000,000	2,003,394
Express Scripts Holding Co. 05/15/16	3.125%	4,500,000	4,568,733
McKesson Corp. 03/10/17	1.292%	5,000,000	4,989,145

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Medtronic, Inc.(a) 02/27/17	0.375%	7,000,000	6,976,879
Total			31,001,978
HEALTHCARE INSURANCE 1.3%
UnitedHealth Group, Inc. 12/15/17	1.400%	3,700,000	3,686,413
UnitedHealth Group, Inc.(a) 01/17/17	0.744%	7,000,000	7,005,901
WellPoint, Inc. 09/10/15	1.250%	8,275,000	8,279,439
Total			18,971,753
INDEPENDENT ENERGY 1.5%
Anadarko Petroleum Corp. 09/15/16	5.950%	5,012,000	5,259,092
Canadian Natural Resources Ltd.(a) 03/30/16	0.657%	5,000,000	4,991,530
Devon Energy Corp.(a) 12/15/15	0.736%	7,500,000	7,495,125
Occidental Petroleum Corp. 02/01/16	2.500%	5,080,000	5,128,214
Total			22,873,961
INTEGRATED ENERGY 1.4%
BP Capital Markets PLC 03/11/16	3.200%	7,500,000	7,609,800
Shell International Finance BV 03/22/17	5.200%	5,595,000	5,966,530
Total Capital International SA 01/10/17	1.000%	7,500,000	7,509,503
Total			21,085,833
LIFE INSURANCE 2.3%
American International Group, Inc. 05/18/17	5.450%	7,000,000	7,501,214
Metropolitan Life Global Funding I(a)(b) 04/10/17	0.663%	10,000,000	10,013,080
New York Life Global Funding(a)(b) 09/06/16	0.379%	10,000,000	9,996,410
Prudential Financial, Inc. 09/17/15	4.750%	7,000,000	7,033,457
Total			34,544,161
MEDIA AND ENTERTAINMENT 0.9%
21st Century Fox America, Inc. 10/17/16	8.000%	1,815,000	1,958,596

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
8

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scripps Networks Interactive, Inc. 12/15/16	2.700%	5,000,000	5,086,890
Thomson Reuters Corp. 05/23/16	0.875%	6,405,000	6,396,430
Total			13,441,916
METALS 0.8%
Rio Tinto Finance USA PLC 08/21/17	1.625%	7,474,000	7,452,355
Vale Overseas Ltd 01/11/16	6.250%	5,000,000	5,091,100
Total			12,543,455
MIDSTREAM 1.4%
Columbia Pipeline Group, Inc.(b) 06/01/18	2.450%	5,000,000	5,032,270
Enterprise Products Operating LLC 02/01/16	3.200%	3,084,000	3,116,444
TransCanada PipeLines Ltd.(a) 01/12/18	1.076%	7,500,000	7,481,400
Transcontinental Gas Pipe Line Co. LLC 04/15/16	6.400%	5,000,000	5,183,065
Total			20,813,179
NATURAL GAS 0.6%
Sempra Energy 06/01/16	6.500%	8,640,000	9,021,802
OIL FIELD SERVICES 1.0%
Halliburton Co. 08/01/16	1.000%	6,500,000	6,493,760
Noble Holding International Ltd. 03/01/16	3.050%	8,425,000	8,446,627
Total			14,940,387
PHARMACEUTICALS 2.4%
AbbVie, Inc. 11/06/15	1.200%	7,000,000	7,007,959
Actavis Funding SCS(a) 09/01/16	1.158%	4,750,000	4,751,549
Amgen, Inc. 11/15/16	2.500%	7,500,000	7,628,250
GlaxoSmithKline Capital, Inc. 03/18/16	0.700%	5,000,000	5,007,370
Merck & Co., Inc.(a) 05/18/18	0.636%	4,935,000	4,948,571

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Roche Holdings, Inc.(b) 09/29/17	1.350%	7,500,000	7,542,645
Total			36,886,344
PROPERTY & CASUALTY 2.1%
Berkshire Hathaway Finance Corp.(a) 01/10/17	0.433%	5,000,000	5,002,660
01/12/18	0.586%	10,000,000	9,999,030
Liberty Mutual Group, Inc.(b) 08/15/16	6.700%	5,000,000	5,287,645
Transatlantic Holdings, Inc. 12/14/15	5.750%	1,547,000	1,573,724
Travelers Companies, Inc. (The) 06/20/16	6.250%	10,000,000	10,493,280
Total			32,356,339
RAILROADS 0.5%
Canadian National Railway Co.(a) 11/06/15	0.501%	6,820,000	6,818,425
REFINING 0.3%
Marathon Petroleum Corp. 03/01/16	3.500%	5,180,000	5,253,877
RESTAURANTS 0.3%
Yum! Brands, Inc. 04/15/16	6.250%	5,101,000	5,274,363
RETAIL REIT 1.0%
Kimco Realty Corp. 03/15/16	5.783%	7,500,000	7,703,917
Simon Property Group LP 01/30/17	2.800%	7,500,000	7,665,683
Total			15,369,600
RETAILERS 1.0%
CVS Health Corp. 12/05/16	1.200%	7,000,000	7,018,753
Wal-Mart Stores, Inc. 04/21/17	1.000%	7,500,000	7,513,995
Total			14,532,748
SUPRANATIONAL 1.3%
Inter-American Development Bank(a) 02/11/16	0.227%	20,000,000	20,004,100

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Corporate Bonds & Notes (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TECHNOLOGY 2.1%
Apple, Inc. 05/03/16	0.450%	5,000,000	5,000,815
05/05/17	1.050%	5,000,000	5,011,925
Cisco Systems, Inc.(a) 06/15/18	0.593%	7,500,000	7,484,962
Hewlett-Packard Co. 06/01/16	2.650%	5,000,000	5,060,540
Oracle Corp.(a) 07/07/17	0.484%	10,000,000	10,000,690
Total			32,558,932
TRANSPORTATION SERVICES 0.4%
ERAC U.S.A. Finance LLC(b) 11/15/15	5.900%	6,000,000	6,083,034
WIRELINES 1.9%
AT&T, Inc.(a) 03/30/17	0.702%	9,000,000	8,951,886
Deutsche Telekom International Finance BV(b) 04/11/16	3.125%	5,000,000	5,072,905
Orange SA 09/14/16	2.750%	5,000,000	5,083,850
Verizon Communications, Inc. 06/09/17	1.350%	5,000,000	4,995,715
Verizon Communications, Inc.(a) 06/09/17	0.681%	5,000,000	4,978,640
Total			29,082,996
Total Corporate Bonds & Notes (Cost: $783,865,879)			783,593,641
Residential Mortgage-Backed Securities — Agency 0.1%
Federal Home Loan Mortgage Corp.(a) 02/01/36	2.384%	211,380	226,854
Federal National Mortgage Association CMO Series 2011-18 Class EM 06/25/37	4.000%	555,393	560,396
Federal National Mortgage Association(a) 03/01/34	2.755%	145,005	148,571
Total Residential Mortgage-Backed Securities — Agency (Cost: $928,111)			935,821

Commercial Mortgage-Backed Securities —
Non-Agency 7.4%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Commercial Mortgage Trust(a) Series 2006-1 Class A1A 09/10/45	5.378%	8,900,231	8,972,447
Series 2006-1 Class A4 09/10/45	5.372%	12,671,925	12,682,808
Series 2006-4 Class A1A 07/10/46	5.617%	13,399,187	13,829,140
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-6 Class A4(a) 09/10/47	5.156%	9,880,281	9,886,605
Bear Stearns Commercial Mortgage Securities Trust Series 2006-T24 Class A4 10/12/41	5.537%	5,126,414	5,305,038
Credit Suisse Commercial Mortgage Trust Series 2006-C3 Class A3(a) 06/15/38	5.806%	8,682,801	8,818,148
GMAC Commercial Mortgage Securities, Inc. Series 2006-C1 Class A1A(a) 11/10/45	5.233%	15,171,238	15,250,296
LB-UBS Commercial Mortgage Trust Series 2006-C1 Class A4 02/15/31	5.156%	4,794,495	4,825,386
Series 2007-C2 Class A3 02/15/40	5.430%	6,925,053	7,259,124
LB-UBS Commercial Mortgage Trust(a) Series 2006-C3 Class A4 03/15/39	5.661%	6,251,066	6,336,506
Series 2006-C4 Class A4 06/15/38	5.832%	8,423,527	8,627,756
Morgan Stanley Capital I Trust Series 2006-T21 Class A4(a) 10/12/52	5.162%	4,984,789	4,993,941
Wachovia Bank Commercial Mortgage Trust Series 2006-C24 Class A1A(a) 03/15/45	5.557%	5,373,382	5,465,530
Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $116,424,923)			112,252,725
Asset-Backed Securities — Non-Agency 21.8%
ARI Fleet Lease Trust(b) Series 2013-A Class A2 12/15/15	0.700%	365,544	365,539
Series 2014-A Class A2 11/15/22	0.810%	2,616,127	2,613,449
Ally Auto Receivables Trust Series 2014-2 Class A2 07/17/17	0.680%	7,477,865	7,481,656
Series 2015-1 Class A2 02/15/18	0.920%	4,425,000	4,420,852

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Master Owner Trust(a) Series 2013-1 Class A1 02/15/18	0.637%	7,500,000	7,505,110
Series 2013-3 Class A 09/15/18	0.707%	5,000,000	5,009,441
Series 2014-1 Class A1 01/15/19	0.657%	1,750,000	1,751,798
AmeriCredit Automobile Receivables Trust Series 2014-2 Class A2A 10/10/17	0.540%	3,215,559	3,213,309
Series 2015-1 Class A2A 04/09/18	0.770%	6,751,678	6,748,754
American Credit Acceptance Receivables Trust(b) Series 2013-1 Class A 04/16/18	1.450%	492,500	492,961
Series 2014-1 Class A 03/12/18	1.140%	420,034	420,101
Series 2014-3 Class A 08/10/18	0.990%	2,110,097	2,109,292
Series 2015-2 Class A 06/12/19	1.570%	4,892,385	4,890,587
Bank of the West Auto Trust Series 2015-1 Class A2A(b) 04/16/18	0.870%	5,050,000	5,048,455
Barclays Dryrock Issuance Trust Series 2014-1 Class A(a) 12/16/19	0.547%	7,500,000	7,493,266
CIT Equipment Collateral Series 2014-VT1 Class A2(b) 05/22/17	0.860%	6,750,000	6,748,568
CNH Equipment Trust Series 2014-A Class A2 06/15/17	0.490%	1,056,631	1,056,365
California Republic Auto Receivables Trust Series 2014-3 Class A2 06/15/17	0.630%	2,531,495	2,531,363
Series 2015-2 Class A2 02/15/18	0.880%	4,800,000	4,798,864
Capital Auto Receivables Asset Trust Series 2013-4 Class A3 03/20/18	1.090%	4,350,000	4,353,497
Series 2015-2 Class A1A 10/20/17	0.990%	2,890,000	2,889,277
Capital Auto Receivables Asset Trust(a) Series 2014-3 Class A1 02/21/17	0.508%	7,000,000	6,997,800
Series 2015-2 Class A1B 10/20/17	0.588%	2,000,000	1,999,800
Chesapeake Funding LLC(a)(b) Series 2011-2A Class A 04/07/24	1.438%	5,221,229	5,261,120
Series 2012-1A Class A 11/07/23	0.938%	606,624	606,772

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2014-1A Class A 03/07/26	0.608%	7,561,129	7,555,556
Chrysler Capital Auto Receivables Trust Series 2014-BA Class A2(b) 09/15/17	0.690%	6,023,694	6,024,475
DT Auto Owner Trust(b) Series 2014-3A Class A 04/16/18	0.980%	2,440,813	2,439,361
Series 2015-1A Class A 09/17/18	1.060%	4,674,612	4,672,559
Series 2015-2A Class A 09/17/18	1.240%	6,162,476	6,158,624
Drive Auto Receivables Trust(b) Series 2015-BA Class A2A 12/15/17	0.930%	5,000,000	4,998,415
Series 2015-CA Class A2A 02/15/18	1.030%	6,110,000	6,107,910
Enterprise Fleet Financing LLC(b) Series 2013-2 Class A2 03/20/19	1.060%	2,825,543	2,826,783
Series 2014-1 Class A2 09/20/19	0.870%	4,273,521	4,267,736
Series 2014-2 Class A2 03/20/20	1.050%	5,146,131	5,139,176
Series 2015-2 Class A2 02/22/21	1.590%	6,500,000	6,499,464
Exeter Automobile Receivables Trust(b) Series 2014-2A Class A 08/15/18	1.060%	604,875	603,681
Series 2014-3A Class A 01/15/19	1.320%	4,431,506	4,425,608
Series 2015-1A Class A 06/17/19	1.600%	4,201,350	4,195,871
Series 2015-2A Class A 11/15/19	1.540%	6,688,870	6,682,171
First Investors Auto Owner Trust Series 2014-3A Class A2(b) 11/15/18	1.060%	2,085,436	2,083,995
Ford Credit Auto Owner Trust Series 2014-A Class A2 11/15/16	0.480%	83,636	83,638
Series 2014-B Class A2 03/15/17	0.470%	3,166,373	3,166,352
Ford Credit Floorplan Master Owner Trust Series 2013-5 Class A2(a) 09/15/18	0.657%	8,000,000	8,001,081
GE Dealer Floorplan Master Note Trust Series 2014-1 Class A(a) 07/20/19	0.568%	5,000,000	4,980,002
GE Equipment Small Ticket LLC Series 2014-1A Class A2(b) 08/24/16	0.590%	2,417,830	2,416,728

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GE Equipment Transportation LLC Series 2013-2 Class A2 06/24/16	0.610%	43,398	43,395
Series 2014-1 Class A2 12/23/16	0.550%	1,726,736	1,725,470
Series 2015-1 Class A2 11/24/17	0.890%	4,285,000	4,280,697
GM Financial Automobile Leasing Trust Series 2015-1 Class A2 12/20/17	1.100%	9,000,000	9,021,592
GreatAmerica Leasing Receivables Funding LLC Series 2014-1 Class A2(b) 05/15/16	0.610%	2,814,307	2,813,863
Harley-Davidson Motorcycle Trust Series 2015-1 Class A2A 01/15/19	0.800%	3,759,840	3,756,597
Hertz Fleet Lease Funding LP(a)(b) Series 2014-1 Class A 04/10/28	0.589%	6,937,662	6,942,818
Series 2015-1 Class A 07/10/29	0.759%	7,500,000	7,499,999
Honda Auto Receivables Owner Trust Series 2014-4 Class A2 01/17/17	0.580%	3,000,000	2,999,711
Hyundai Auto Lease Securitization Trust Series 2014-B Class A2(b) 02/15/17	0.610%	4,926,999	4,927,341
MMAF Equipment Finance LLC Series 2013-AA Class A2(b) 05/09/16	0.690%	92,941	92,958
Macquarie Equipment Funding Trust Series 2014-A Class A2(b) 11/21/16	0.800%	8,241,970	8,257,737
Navitas Equipment Receivables LLC Series 2013-1 Class A(b) 11/15/16	1.950%	982,409	982,329
New York City Tax Lien Trust Series 2015-A Class A(b)(c) 11/10/28	1.340%	4,400,000	4,400,000
Prestige Auto Receivables Trust(b) Series 2013-1A Class A2 02/15/18	1.090%	330,627	330,803
Series 2014-1A Class A2 03/15/18	0.970%	931,677	931,634
SLM Private Education Loan Trust(a)(b) Series 2011-A Class A1 10/15/24	1.187%	509,903	511,538
Series 2011-B Class A1 12/16/24	1.037%	1,132,781	1,135,620
Series 2012-B Class A1 12/15/21	1.287%	172,156	172,334

Asset-Backed Securities — Non-Agency (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2013-A Class A1 08/15/22	0.787%	3,152,258	3,155,479
Series 2013-B Class A1 07/15/22	0.837%	5,402,643	5,410,734
SLM Student Loan Trust Series 2006-1 Class A4(a) 07/25/19	0.385%	6,805,005	6,749,136
SMART Trust Series 2012-4US Class A3B(a) 03/14/17	0.736%	1,386,900	1,385,546
SMB Private Education Loan Trust Series 2015-B Class A1(a)(b) 02/15/23	0.891%	4,090,000	4,083,821
Santander Drive Auto Receivables Trust Series 2014-1 Class A2A 06/15/17	0.660%	722,582	722,606
Series 2014-3 Class A2A 08/15/17	0.540%	1,100,259	1,100,224
Series 2015-3 Class A2A 09/17/18	1.020%	4,175,000	4,174,901
SunTrust Auto Receivables Trust Series 2015-1A Class A2(b) 06/15/18	0.990%	7,500,000	7,499,841
TCF Auto Receivables Owner Trust(b) Series 2014-1A Class A2 05/15/17	0.590%	1,886,035	1,886,007
Series 2015-1A Class A2 08/15/18	1.020%	9,000,000	8,997,939
Volkswagen Auto Lease Trust Series 2015-A Class A2A 06/20/17	0.870%	7,000,000	6,998,836
Volvo Financial Equipment LLC Series 2014-1A Class A2(b) 11/15/16	0.540%	2,259,959	2,259,690
Westlake Automobile Receivables Trust(b) Series 2014-1A Class A2 05/15/17	0.700%	1,892,341	1,891,700
Series 2015-2A Class A2A 07/16/18	1.280%	5,400,000	5,399,508
Wheels SPV 2 LLC Series 2015-1A Class A2(b) 04/22/24	1.270%	4,950,000	4,948,228
World Omni Automobile Lease Securitization Trust Series 2015-A Class A2A 05/15/18	1.060%	5,430,000	5,429,544
World Omni Master Owner Trust Series 2013-1 Class A(a)(b) 02/15/18	0.537%	8,070,000	8,071,309
Total Asset-Backed Securities — Non-Agency (Cost: $331,154,408)			331,128,667

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

U.S. Treasury Obligations 5.0%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury 03/31/16	0.375%	19,500,000	19,515,234
04/30/16	2.625%	18,600,000	18,925,500
06/15/16	0.500%	25,000,000	25,044,825
10/31/16	0.375%	13,000,000	12,989,844
Total U.S. Treasury Obligations (Cost: $76,365,874)			76,475,403
U.S. Government & Agency Obligations 7.0%
Federal Farm Credit Banks(a) 10/26/15	0.221%	20,000,000	20,005,000
10/26/15	0.241%	20,000,000	20,005,900
02/24/16	0.237%	35,000,000	35,023,345
Federal Home Loan Mortgage Corp. 03/08/17	1.000%	25,000,000	25,162,375
Federal National Mortgage Association(a) 08/26/16	0.211%	6,000,000	6,004,884
Total U.S. Government & Agency Obligations (Cost: $106,143,635)			106,201,504

Foreign Government Obligations —%

CANADA —%
Province of Nova Scotia 01/26/17	5.125%	306,000	325,027
Total Foreign Government Obligations (Cost: $325,532)			325,027

Municipal Bonds 0.6%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CALIFORNIA 0.3%
University of California Revenue Bonds Taxable Series 2011Y-1(a) 07/01/41	0.688%	5,000,000	4,999,500
ILLINOIS 0.3%
State of Illinois Unlimited General Obligation Bonds Taxable Series 2011 03/01/17	5.365%	3,715,000	3,892,763
Total Municipal Bonds (Cost: $8,876,824)			8,892,263

Treasury Bills 1.0%

Issuer	Effective Yield	Principal Amount ($)	Value ($)
UNITED STATES 1.0%
U.S. Treasury Bills 03/03/16	0.190%	15,000,000	14,983,365
Total Treasury Bills (Cost: $14,977,873)			14,983,365

Money Market Funds 4.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.124%(d)(e)	71,337,227	71,337,227
Total Money Market Funds (Cost: $71,337,227)		71,337,227
Total Investments (Cost: $1,510,400,286)		1,506,125,643
Other Assets & Liabilities, Net		13,054,773
Net Assets		1,519,180,416

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Notes to Portfolio of Investments

(a)  Variable rate security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $288,741,341 or 19.01% of net assets.

(c)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(d)  The rate shown is the seven-day current annualized yield at July 31, 2015.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	102,657,409	949,681,023	(981,001,205)	71,337,227	67,960	71,337,227

Abbreviation Legend

CMO  Collateralized Mortgage Obligation

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Corporate Bonds & Notes	—	783,593,641	—	783,593,641
Residential Mortgage-Backed Securities — Agency	—	935,821	—	935,821
Commercial Mortgage-Backed Securities — Non-Agency	—	112,252,725	—	112,252,725
Asset-Backed Securities — Non-Agency	—	331,128,667	—	331,128,667
U.S. Treasury Obligations	76,475,403	—	—	76,475,403
U.S. Government & Agency Obligations	—	106,201,504	—	106,201,504
Foreign Government Obligations	—	325,027	—	325,027
Municipal Bonds	—	8,892,263	—	8,892,263
Treasury Bills	14,983,365	—	—	14,983,365
Money Market Funds	71,337,227	—	—	71,337,227
Total Investments	162,795,995	1,343,329,648	—	1,506,125,643

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

CMG ULTRA SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,439,063,059)	$1,434,788,416
Affiliated issuers (identified cost $71,337,227)	71,337,227
Total investments (identified cost $1,510,400,286)	1,506,125,643
Cash	7,117
Receivable for:
Investments sold	700
Capital shares sold	13,627,709
Dividends	8,178
Interest	4,530,571
Expense reimbursement due from Investment Manager	206
Trustees' deferred compensation plan	54,125
Total assets	1,524,354,249
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	4,399,820
Capital shares purchased	540,024
Dividend distributions to shareholders	139,697
Investment management fees	10,296
Other expenses	29,871
Trustees' deferred compensation plan	54,125
Total liabilities	5,173,833
Net assets applicable to outstanding capital stock	$1,519,180,416
Represented by
Paid-in capital	$1,548,249,087
Excess of distributions over net investment income	(189,846)
Accumulated net realized loss	(24,604,182)
Unrealized appreciation (depreciation) on:
Investments	(4,274,643)
Total — representing net assets applicable to outstanding capital stock	$1,519,180,416
Shares outstanding	168,883,998
Net asset value per share	$9.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

CMG ULTRA SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Dividends — affiliated issuers	$67,960
Interest	10,066,085
Total income	10,134,045
Expenses:
Investment management fees	4,102,773
Compensation of board members	51,195
Professional fees	42,514
Total expenses	4,196,482
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(93,709)
Total net expenses	4,102,773
Net investment income	6,031,272
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	347,586
Net realized gain	347,586
Net change in unrealized appreciation (depreciation) on:
Investments	(848,079)
Net change in unrealized depreciation	(848,079)
Net realized and unrealized loss	(500,493)
Net increase in net assets resulting from operations	$5,530,779

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

CMG ULTRA SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014
Operations
Net investment income	$6,031,272	$7,391,953
Net realized gain	347,586	1,069,121
Net change in unrealized appreciation (depreciation)	(848,079)	929,067
Net increase in net assets resulting from operations	5,530,779	9,390,141
Distributions to shareholders
Net investment income	(6,031,234)	(7,391,723)
Total distributions to shareholders	(6,031,234)	(7,391,723)
Decrease in net assets from capital stock activity	(272,945,627)	(45,827,682)
Total decrease in net assets	(273,446,082)	(43,829,264)
Net assets at beginning of year	1,792,626,498	1,836,455,762
Net assets at end of year	$1,519,180,416	$1,792,626,498
Excess of distributions over net investment income	$(189,846)	$(309,826)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

CMG ULTRA SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Subscriptions	98,244,384	883,570,711	150,126,578	1,350,317,682
Distributions reinvested	43,948	395,275	39,565	355,952
Redemptions	(128,629,269)	(1,156,911,613)	(155,242,254)	(1,396,501,316)
Total decrease	(30,340,937)	(272,945,627)	(5,076,111)	(45,827,682)
Total net decrease	(30,340,937)	(272,945,627)	(5,076,111)	(45,827,682)
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

CMG ULTRA SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,
	2015		2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$9.00		$8.99	$9.01	$9.02	$9.10
Income from investment operations:
Net investment income	0.03		0.04	0.07	0.08	0.13
Net realized and unrealized gain (loss)	(0.00	)(a)	0.01	(0.02)	0.00 (a)	0.00	(a)
Total from investment operations	0.03		0.05	0.05	0.08	0.13
Less distributions to shareholders from:
Net investment income	(0.03)		(0.04)	(0.07)	(0.09)	(0.21)
Total distributions to shareholders	(0.03)		(0.04)	(0.07)	(0.09)	(0.21)
Net asset value, end of period	$9.00		$9.00	$8.99	$9.01	$9.02
Total return	0.37%		0.52%	0.55%	0.93%	1.45%
Ratios to average net assets(b)
Total gross expenses	0.26%		0.26%	0.26%	0.26%	0.26	%(c)
Total net expenses(d)	0.25%		0.25%	0.25%	0.25%	0.25	%(c)
Net investment income	0.37%		0.40%	0.76%	0.93%	1.39%
Supplemental data
Net assets, end of period (in thousands)	$1,519,180		$1,792,626	$1,836,456	$1,365,792	$968,267
Portfolio turnover	62%		68%	67%	66%	51%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Ratios include line of credit interest expense which is less than 0.01%.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

CMG ULTRA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

CMG Ultra Short Term Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares of the Fund are available for purchase by institutional entities, including corporations, partnerships, trusts, foundations, endowments, affiliated funds, government entities or other similar organizations, and to certain qualifying advisory clients of Bank of America. Please see the Fund's prospectus for further details, including applicable investment minimums.

Fund Shares

The Trust may issue an unlimited number of shares (without par value), which are offered continuously at net asset value.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities' cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.

Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Annual Report 2015
21

CMG ULTRA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Asset- and Mortgage-Backed Securities

The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, FASB issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods

Annual Report 2015
22

CMG ULTRA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The Fund's investment management fee is a unified fee. The Investment Manager, out of the unified fee it receives from the Fund, pays all operating costs and expenses of the Fund (other than the expenses described below or in the Fund's prospectus), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent and custodian fees, and other expenses. The Fund pays the following expenses: disinterested trustees fees and expenses, including their legal counsel, auditing expense, interest on borrowings by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund. The unified fee is paid monthly to the Investment Manager at the annual rate of 0.25% of the Fund's average net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund Administrator does not receive a fee for its administration and accounting services under the Administrative Services Agreement.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through November 30, 2015, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rate of 0.25% of the Fund's average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Annual Report 2015
23

CMG ULTRA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees' deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$119,942
Accumulated net realized loss	652,453
Paid-in capital	(772,395)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015	2014
Ordinary income	$6,031,234	$7,391,723

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforwards	(24,604,182)
Net unrealized depreciation	(4,274,643)

At July 31, 2015, the cost of investments for federal income tax purposes was $1,510,400,286 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$829,019
Unrealized depreciation	(5,103,662)
Net unrealized depreciation	$(4,274,643)

The following capital loss carryforwards, determined at July 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	213,699
2017	2,249,159
2018	1,023,617
2019	11,369,928
No expiration — short-term	3,417,204
No expiration — long-term	6,330,575
Total	24,604,182

Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended July 31, 2015, $314,288 of capital loss carryforward was utilized and $685,751 expired unused.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $975,193,051 and $1,267,898,654, respectively, for the year ended July 31, 2015, of which $109,278,200 and $195,559,804, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is

Annual Report 2015
24

CMG ULTRA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2015, one unaffiliated shareholder of record owned 92.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 9. Significant Risks

Asset-Backed Securities Risk

The value of the Fund's asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market's assessment of the quality of underlying assets. Most asset-backed securities are subject to prepayment risk (i.e., the risk that the Fund will have to reinvest the money received in securities that have lower yields). Rising or high interest rates tend to extend the duration of asset-backed securities, resulting in valuations that are volatile and sensitive to changes in interest rates.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Annual Report 2015
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CMG ULTRA SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Mortgage-Backed Securities Risk

The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
26

CMG ULTRA SHORT TERM BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
CMG Ultra Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Ultra Short Term Bond Fund (the "Fund," a series of Columbia Funds Series Trust I) at July 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2015

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CMG ULTRA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
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CMG ULTRA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

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CMG ULTRA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

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CMG ULTRA SHORT TERM BOND FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

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CMG ULTRA SHORT TERM BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to CMG Ultra Short Term Bond Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on December 1, 2015, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from December 1, 2015 through November 30, 2016;

•  The terms and conditions of the Agreements;

Annual Report 2015
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CMG ULTRA SHORT TERM BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
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CMG ULTRA SHORT TERM BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons. Although the Fund's performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Advisory Agreement and approval of the Management Agreement. Those factors included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the sixty-fourth, sixty-seventh and sixty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the third and first quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services

Annual Report 2015
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CMG ULTRA SHORT TERM BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect

Annual Report 2015
35

CMG ULTRA SHORT TERM BOND FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015
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CMG ULTRA SHORT TERM BOND FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
37

CMG Ultra Short Term Bond Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN103_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA TAX-EXEMPT FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement

Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment

Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns

In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals

We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets

Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	37
Statement of Operations	39
Statement of Changes in Net Assets	40
Financial Highlights	42
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	56
Federal Income Tax Information	57
Trustees and Officers	58
Board Consideration and Approval of Advisory Agreement	62
Important Information About This Report	67

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Tax-Exempt Fund (the Fund) Class A shares returned 4.41% excluding sales charges for the 12-month period that ended July 31, 2015. Class Z shares of the Fund returned 4.62% for the same time period.

■  The Fund's benchmark, the Barclays Municipal Bond Index, returned 3.56% for the same 12 months.

■  The Fund's yield curve positioning focusing on bonds maturing 15 years and longer and its credit quality allocation decision to overweight medium and lower rated bonds generally accounted for the Fund's performance advantage over its benchmark.

Average Annual Total Returns (%) (for period ended July 31, 2015)

	Inception	1 Year	5 Years	10 Years
Class A	11/21/78
Excluding sales charges		4.41	4.99	4.54
Including sales charges		1.26	4.36	4.23
Class B	05/05/92
Excluding sales charges		3.63	4.19	3.76
Including sales charges		-1.37	3.85	3.76
Class C	08/01/97
Excluding sales charges		3.80	4.41	3.94
Including sales charges		2.80	4.41	3.94
Class R4*	03/19/13	4.62	5.10	4.60
Class R5*	12/11/13	4.69	5.07	4.59
Class Z*	09/16/05	4.62	5.18	4.74
Barclays Municipal Bond Index		3.56	4.39	4.57

Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. The maximum applicable sales charge was reduced from 4.75% to 3.00% on Class A share purchases made on or after February 19, 2015. Class A returns (including sales charges) for all periods reflect the current maximum applicable sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (August 1, 2005 – July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

For the 12-month period that ended July 31, 2015, the Fund's Class A shares returned 4.41% excluding sales charges. Class Z shares of the Fund returned 4.62%. The Fund's benchmark, the Barclays Municipal Bond Index, returned 3.56% over the same 12-month period. Overweight positions relative to the benchmark in longer maturity bonds and medium and lower quality issues provided the biggest boost to the Fund's outperformance during the period.

Solid Gain for Municipal Bond Market

Municipal bonds continued to advance over the 12-month period against a mixed economic backdrop and muted inflation. The U.S. Federal Reserve (the Fed) kept key short-term interest rates near historical lows. During its March 2015 meeting, the Fed removed the word "patient" from its policy statement, signaling that it was moving closer to the first rate increase in nine years. However, the Fed has indicated that it would wait for inflation to approach 2% before removing accommodation, and that its decision to increase the federal funds rate would be data dependent and the pace gradual. In anticipation of higher rates, yields on short-term municipal bonds rose during the period. The AAA municipal yield curve — a graph that plots yields on short to long maturity bonds — flattened over the 12-month period as yields on short-term bonds increased and long-term bond yields fell. While the curve flattening benefited longer maturity bonds, yields on longer bonds fluctuated during the period. Between July and December 2014, yields on 30-year municipal bonds declined 42 basis points (bps) (a basis point is one one-hundredth of one percent) and then increased 24 bps to close the calendar year 2014 18 bps lower. The increase in yields on shorter bonds (two-year yields increased by 31 bps) was likely caused by the anticipation and uncertainty concerning the timing and magnitude of the Fed's rate hike decision. Conversely, the change in long bond yields was likely affected more by growth and inflation expectations, both of which we expect to remain modest, and by municipal bond supply and demand.

On the supply front, municipal bond issuance increased during the period, particularly during the spring. A large portion of the new supply was driven by refunding of existing issues, which allowed entities to refinance higher cost debt in today's lower rate environment. At the same time, demand for the attractive taxable-equivalent yields offered by municipal bonds remained strong, as evidenced by positive inflows into municipal bond mutual funds.

Regarding credit fundamentals, municipal bonds also benefited as improved consumer confidence, a positive employment picture and a recovery in the housing market bolstered sales, income and property tax revenues for many state and local issuers. Against this backdrop, it was no surprise that bond defaults continued to decline. On the other hand, certain troubled credits, such as Illinois, New Jersey and Puerto Rico, made headlines due to budget issues, pension problems and/or credit downgrades. Nonetheless, we do not believe that these issues are indicative of the general health of the municipal market.

Portfolio Management

Kimberly Campbell

Top Ten States/Territories (%) (at July 31, 2015)
Illinois	13.1
California	12.8
Texas	9.6
Massachusetts	5.3
New York	4.8
Florida	4.3
Minnesota	4.2
Wisconsin	4.1
Pennsylvania	4.0
Louisiana	3.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

INVESTMENT RISKS

Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state's financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund's prospectus for more information on these and other risks.

For the period, municipal market credit spreads — the incremental yield offered by lower quality issues vs. AAA rated bonds — generally narrowed, as A and BBB rated bonds significantly outperformed higher quality bonds. BBB rated bonds were the best performing investment grade credit category.

Favorable Yield Curve and Duration Positioning

The Fund's yield curve positioning substantially contributed to its outperformance. The Fund's overweight in the 15- to 30-year maturity range and underweight at the short end of the curve were major contributors to performance, as yields on 30-year muni bonds moved slightly lower and yields on short-term bonds increased substantially. (Bond prices move in the opposite direction of yields.) The Fund had a longer duration than the benchmark, which also aided relative performance. (Duration, expressed in years, is a measure of a bond's sensitivity to changing interest rates.)

Boost from Credit Quality Allocations and Security Selection

Overweight positions in A and BBB rated bonds and out-of-benchmark exposure to below-investment-grade issues also helped the Fund's relative performance. Both the A and BBB credit quality segments were strong performers within the benchmark, and the Fund's below-investment-grade bonds outperformed the benchmark. Having less exposure than the benchmark to the high quality AAA and AA rated bonds also helped performance, as both segments were laggards within the benchmark this past year.

Security selection in the hospital, education and transportation sectors provided an added boost to performance. The Fund further benefited from an overweight in hospital bonds, the top performing sector in the benchmark during the period. Finally, about 6% of the Fund's assets were pre-refunded during the period, resulting in price appreciation and improved credit quality. Pre-refunding occurs when an issuer sells new bonds and invests the proceeds in U.S. Treasury securities that are pledged to pay off the older debt. The old bonds are "pre-refunded" until they are called or paid off, boosting their credit quality.

Disappointments from Some Local GOs

Security selection within the local government obligation (GO) sector hampered relative performance. The biggest disappointment came from bonds issued by the city of Chicago, as issues around pension funding, budget gaps and liquidity management led to agency downgrades and rising yields. Despite these serious challenges, we believe yields reached levels that offered an attractive long-term investment opportunity. Furthermore, we believe Chicago, the nation's third most populous city, has the economy, tax base and political willingness to improve its fiscal position.

Elsewhere, the Fund's underweight in strong performing sectors, such as transportation and water and sewer, dampened performance vs. the benchmark. We continued to look for opportunities in the transportation

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

sector and successfully added to its exposure during the year. A very small investment in Puerto Rico bonds detracted from results, as the difference between the yields on these bonds and high quality AAA issues widened amid the Commonwealth's well-publicized economic troubles.

Portfolio Changes Guided by Relative Value Analysis

During the period, we increased the Fund's exposure to several sectors, including health care, transportation, local GO and charter schools. We focused on bonds rated A and BBB, as we believe they provided attractive relative value when compared to higher quality bonds and the potential for price appreciation. Furthermore, we found investment opportunities in bonds rated below investment grade, which provided the Fund with significant income in addition to the previously mentioned benefits.

Looking Ahead

Overall, municipal market credit fundamentals continue to improve as the pace of economic growth is moderate and inflationary pressures remain muted. Although municipal yields at the end of the period were low relative to historical standards, they were attractive relative to U.S. Treasury yields. As of July 31, 2015, the yield on 10-year AAA rated municipal bonds was 100% of 10-year U.S. Treasuries, meaning that while municipals and Treasuries provided the same stated yield, municipal investors benefited further from the additional tax advantage that municipal bonds provide. While the yield curve flattened, we currently believe that bonds maturing in 15 years and beyond continue to offer a meaningful yield advantage.

Given our expectations that the Fed will begin raising key short-term interest rates, we have currently positioned the Fund for a further flattening of the yield curve, in which yields on short bonds rise more than yields on long bonds. Therefore, we plan to maintain an overweight at this time in bonds with maturities of 15 to 30 years, which we believe offer good relative value and attractive income. It is important to remember that total return is the combination of the change in a bond's price plus the income it provides. As long-term investors, we find that income is often a major contributor to performance.

We also currently expect to maintain overweight positions in the A and BBB credit quality categories and to invest selectively in the non-rated area. We have favored bonds with medium or lower credit ratings because they provide a relatively attractive level of income, perform well in an improving economy and tend to be less sensitive to interest rate fluctuations than higher quality issues. At period-end, about 32% of the Fund's assets were invested in A rated securities, 27% in BBB and below and 14.5% in non-rated bonds. We believe the yield advantage that lower quality bonds offer has the potential to dampen the effect of the Fund's slightly longer duration. Going forward, we will continue to rely on our relative value investment process and the independent credit research of our analysts to guide our bottom-up investment decisions, while closely monitoring economic data, monetary policy and inflation expectations that could affect our long-term outlook.

Quality Breakdown (%) (at July 31, 2015)
AAA rating	3.9
AA rating	21.3
A rating	32.3
BBB rating	23.6
BB rating	2.5
B rating	0.6
CCC rating	0.6
CC rating	0.2
Not rated	15.0
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	989.40	1,021.09	3.82	3.88	0.77
Class B	1,000.00	1,000.00	985.80	1,017.35	7.53	7.64	1.52
Class C	1,000.00	1,000.00	987.00	1,017.85	7.03	7.14	1.42
Class R4	1,000.00	1,000.00	991.10	1,022.09	2.83	2.87	0.57
Class R5	1,000.00	1,000.00	990.80	1,022.39	2.53	2.57	0.51
Class Z	1,000.00	1,000.00	990.40	1,022.09	2.83	2.87	0.57

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Municipal Bonds 97.4%

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ALABAMA 0.2%
County of Jefferson Revenue Bonds Series 2004A 01/01/23	5.250%	7,500,000	7,556,250
ALASKA 0.6%
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011 10/01/32	7.500%	18,330,000	20,957,422
10/01/41	7.750%	4,350,000	5,000,978
Total			25,958,400
ARIZONA 1.8%
Arizona Health Facilities Authority Refunding Revenue Bonds Scottsdale Lincoln Hospital Project Series 2014 12/01/42	5.000%	7,000,000	7,574,420
Revenue Bonds Banner Health Series 2008D 01/01/32	5.375%	7,800,000	8,297,952
Series 2014A 01/01/44	5.000%	14,000,000	15,305,500
Glendale Industrial Development Authority Revenue Bonds Midwestern University Series 2010 05/15/35	5.000%	13,750,000	15,139,300
Industrial Development Authority of the County of Pima (The) Revenue Bonds GNMA Mortgage-Backed Securities Series 1989 Escrowed to Maturity AMT(a) 09/01/21	8.200%	8,900,000	11,138,884
Maricopa County Pollution Control Corp. Refunding Revenue Bonds Southern California Edison Co. Series 2000B 06/01/35	5.000%	9,775,000	10,904,110
Salt Verde Financial Corp. Revenue Bonds Senior Series 2007 12/01/32	5.000%	5,400,000	5,955,984
Total			74,316,150

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
ARKANSAS 0.3%
Pulaski County Public Facilities Board Revenue Bonds Series 2014 12/01/39	5.000%	8,725,000	9,426,839
12/01/42	5.000%	2,000,000	2,152,780
Total			11,579,619
CALIFORNIA 12.5%
ABAG Finance Authority for Nonprofit Corps. Refunding Revenue Bonds Episcopal Senior Communities Series 2011 07/01/26	6.125%	3,420,000	3,943,328
07/01/41	6.125%	7,015,000	7,907,308
Revenue Bonds Sharp Healthcare Series 2009 08/01/39	6.250%	4,000,000	4,668,840
Agua Caliente Band of Cahuilla Indians Revenue Bonds Series 2003(b)(c) 07/01/18	6.000%	1,265,000	1,251,971
Cabazon Band Mission Indians(b)(c)(d)(e) Revenue Bonds Mortgage Notes Series 2004 10/01/13	13.000%	379,550	189,524
10/01/15	8.375%	1,740,000	586,102
10/01/19	8.750%	8,670,000	2,919,536
Series 2010 10/01/20	8.375%	1,415,000	536,625
California Health Facilities Financing Authority Prerefunded 10/01/18 Revenue Bonds Providence Health Series 2008 10/01/38	6.500%	110,000	129,262
Providence Health & Services Series 2008C 10/01/28	6.250%	2,000,000	2,336,020
Revenue Bonds Kaiser Permanente Series 2006A 04/01/39	5.250%	4,500,000	4,590,495
California Housing Finance Agency(a) Revenue Bonds Home Mortgage Series 2006H (FGIC) AMT 08/01/30	5.750%	855,000	870,193
Series 2006K AMT 02/01/42	5.500%	535,000	544,261

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Municipal Finance Authority Revenue Bonds American Heritage Education Foundation Project Series 2006A 06/01/36	5.250%	1,750,000	1,757,368
Biola University Series 2008 10/01/34	5.875%	4,000,000	4,352,280
California Municipal Finance Authority(a)(b)(d) Revenue Bonds UTS Renewable Energy-Waste Water Facilities Series 2011 AMT 12/01/32	7.500%	1,830,000	1,877,781
California State Public Works Board Revenue Bonds Various Capital Projects Series 2012A 04/01/37	5.000%	4,660,000	5,186,394
Subordinated Series 2009I-1 11/01/29	6.125%	6,000,000	7,159,200
Various Correctional Facilities Series 2014A 09/01/39	5.000%	7,000,000	7,868,770
California Statewide Communities Development Authority Refunding Revenue Bonds 899 Charleston Project Series 2014A 11/01/29	5.000%	1,650,000	1,701,662
11/01/34	5.000%	3,700,000	3,743,438
Revenue Bonds Aspire Public Schools Series 2010 07/01/30	6.000%	3,555,000	3,785,648
California Baptist University Series 2014A 11/01/33	6.125%	1,560,000	1,687,171
11/01/43	6.375%	1,035,000	1,129,775
John Muir Health Series 2006A 08/15/32	5.000%	1,000,000	1,040,380
Kaiser Permanente Series 2006B 03/01/45	5.250%	9,000,000	9,184,500
Lancer Plaza Project Series 2013 11/01/43	5.875%	1,875,000	1,898,006
Loma Linda University Medical Center Series 2014 12/01/44	5.250%	3,500,000	3,698,030
University of California Irvine East Campus Apartments Series 2008 05/15/32	5.750%	5,500,000	5,984,935

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Castaic Lake Water Agency Certificate of Participation Capital Appreciation-Water System Improvement Project Series 1999 (AMBAC)(f) 08/01/24	0.000%	9,445,000	7,237,987
Chino Public Financing Authority Refunding Special Tax Bonds Series 2012 09/01/22	4.000%	1,500,000	1,585,215
09/01/24	5.000%	1,110,000	1,228,026
09/01/25	5.000%	790,000	867,381
09/01/26	5.000%	1,230,000	1,344,821
09/01/27	5.000%	1,280,000	1,393,344
City of Pomona Refunding Revenue Bonds Mortgage-Backed Securities Series 1990A (GNMA/FNMA) 05/01/23	7.600%	6,160,000	7,654,662
City of Vernon Electric System Revenue Bonds Series 2009A 08/01/21	5.125%	2,500,000	2,757,700
County of Sacramento Airport System Revenue Bonds Senior Series 2009B 07/01/39	5.750%	4,000,000	4,468,160
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Junior Lien Series 2014C 01/15/33	6.250%	3,845,000	4,514,645
Series 2014A 01/15/46	5.750%	19,005,000	21,855,940
Foothill-Eastern Transportation Corridor Agency(f) Revenue Bonds Capital Appreciation-Senior Lien Series 1995A Escrowed to Maturity 01/01/18	0.000%	10,000,000	9,780,600
Los Angeles County Schools Regionalized Business Services Corp. Certificate of Participation Capital Appreciation-Pooled Financing Series 1999A (AMBAC)(f) 08/01/22	0.000%	2,180,000	1,775,850
Los Angeles Unified School District Unlimited General Obligation Bonds Series 2009I 07/01/29	5.000%	4,800,000	5,438,688
Norwalk-La Mirada Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2005B (NPFGC)(f) 08/01/23	0.000%	9,790,000	7,750,939

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Perris Community Facilities District Special Tax Bonds Series 1991-90-2 Escrowed to Maturity 10/01/21	8.750%	6,165,000	8,613,368
San Diego Public Facilities Financing Authority Sewer Revenue Bonds Senior Series 2009A 05/15/34	5.250%	4,500,000	5,105,700
05/15/39	5.250%	17,000,000	19,174,470
San Francisco City & County Airports Commission-San Francisco International Airport Revenue Bonds Series 2014A AMT(a) 05/01/44	5.000%	24,000,000	25,958,400
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D 08/01/31	6.500%	500,000	573,460
08/01/39	6.625%	1,500,000	1,720,545
San Juan Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2001 (AGM)(f) 08/01/18	0.000%	1,785,000	1,714,635
State of California Unlimited General Obligation Bonds Series 2006 10/01/36	4.500%	4,015,000	4,153,236
Various Purpose Series 2007 12/01/32	5.000%	8,000,000	8,691,520
06/01/37	5.000%	13,145,000	13,990,881
11/01/37	5.000%	18,000,000	19,396,620
12/01/37	5.000%	10,200,000	11,020,284
Series 2008 03/01/27	5.500%	1,000,000	1,110,530
03/01/38	5.250%	8,250,000	9,002,400
Series 2009 04/01/31	5.750%	32,500,000	37,712,025
04/01/35	6.000%	15,000,000	17,486,700
04/01/38	6.000%	22,500,000	26,221,275
11/01/39	5.500%	15,520,000	18,122,238
Series 2010 03/01/30	5.250%	3,000,000	3,476,250
03/01/33	6.000%	5,000,000	6,034,850
03/01/40	5.500%	17,200,000	19,987,432
Series 2011 09/01/30	5.250%	8,750,000	10,126,637
Series 2012 04/01/35	5.250%	19,275,000	22,064,863
Unlimited General Obligation Refunding Bonds Series 2007 08/01/30	4.500%	34,950,000	36,654,162

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Unlimited General Obligation Bonds Series 2004 04/01/29	5.300%	6,000	6,024
Temecula Public Financing Authority Refunding Special Tax Bonds Wolf Creek Community Facilities District Series 2012 09/01/27	5.000%	1,275,000	1,404,668
09/01/28	5.000%	1,315,000	1,444,961
09/01/29	5.000%	1,405,000	1,535,244
09/01/30	5.000%	1,480,000	1,615,257
09/01/31	5.000%	1,555,000	1,689,321
West Contra Costa Unified School District Unlimited General Obligation Refunding Bonds Series 2001B (NPFGC) 08/01/24	6.000%	2,320,000	2,707,649
Yuba City Unified School District Unlimited General Obligation Bonds Capital Appreciation Series 2000 (NPFGC)(f) 09/01/18	0.000%	1,160,000	1,087,198
Total			511,785,564
COLORADO 2.4%
Baptist Road Rural Transportation Authority Revenue Bonds Series 2007 12/01/17	4.800%	450,000	452,538
12/01/22	4.950%	1,570,000	1,531,268
12/01/26	5.000%	1,575,000	1,502,471
City & County of Denver Refunding Revenue Bonds United Air Lines Project Series 2007A AMT(a) 10/01/32	5.250%	5,000,000	5,173,600
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Student Housing-Campus Village Apartments LLC Series 2008 06/01/33	5.500%	2,000,000	2,190,240
06/01/38	5.500%	6,000,000	6,570,720
Colorado Educational & Cultural Facilities Authority(b) Improvement Refunding Revenue Bonds Skyview Charter School Series 2014 07/01/34	5.125%	1,525,000	1,596,019
07/01/44	5.375%	2,100,000	2,202,984
07/01/49	5.500%	925,000	968,494
Colorado Health Facilities Authority Refunding Revenue Bonds Covenant Retirement Communities Series 2012A 12/01/33	5.000%	5,500,000	5,750,195

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015 12/01/35	5.000%	3,800,000	4,023,782
Health Facilities Evangelical Lutheran Series 2005 06/01/23	5.250%	1,200,000	1,232,748
Valley View Hospital Association Series 2008 05/15/28	5.500%	5,745,000	6,267,967
Revenue Bonds Catholic Health Initiatives Series 2013A 01/01/45	5.250%	10,000,000	10,835,100
E-470 Public Highway Authority Revenue Bonds Series 2010C 09/01/26	5.375%	5,000,000	5,576,250
E-470 Public Highway Authority(f) Revenue Bonds Capital Appreciation Senior Series 1997B (NPFGC) 09/01/22	0.000%	6,515,000	5,423,021
Senior Series 2000B (NPFGC) 09/01/18	0.000%	18,600,000	17,482,326
Foothills Metropolitan District Special Assessment Bonds Series 2014 12/01/30	5.750%	1,500,000	1,586,325
North Range Metropolitan District No. 2 Limited Tax General Obligation Bonds Series 2007 12/15/27	5.500%	2,765,000	2,800,752
12/15/37	5.500%	3,100,000	3,126,474
University of Colorado Hospital Authority Refunding Revenue Bonds Series 2009A 11/15/29	6.000%	5,000,000	5,744,650
Revenue Bonds Series 2012A 11/15/42	5.000%	7,325,000	7,908,656
Total			99,946,580
CONNECTICUT 0.8%
Bridgeport Housing Authority Revenue Bonds Custodial Receipts Energy Performance Series 2009 06/01/30	5.600%	1,000,000	1,023,510
City of New Haven Unlimited General Obligation Bonds Series 2002C Escrowed to Maturity (NPFGC) 11/01/20	5.000%	10,000	10,386

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut Housing Finance Authority Revenue Bonds State Supported Special Obligation Series 2009-10 06/15/28	5.000%	750,000	826,815
Connecticut State Development Authority Refunding Revenue Bonds Connecticut Light & Power Co. Project Series 2011 09/01/28	4.375%	1,500,000	1,620,945
Revenue Bonds Alzheimers Resource Center, Inc. Project Series 2007 08/15/27	5.500%	2,375,000	2,435,159
Connecticut State Health & Educational Facility Authority Revenue Bonds Connecticut College Series 2011H-1 07/01/41	5.000%	1,625,000	1,760,525
Danbury Hospital Series 2006H (AMBAC) 07/01/33	4.500%	2,000,000	2,002,420
Loomis Chaffe School Series 2005F (AMBAC) 07/01/25	5.250%	2,035,000	2,533,962
07/01/26	5.250%	1,045,000	1,308,413
Middlesex Hospital Series 2011N 07/01/24	5.000%	425,000	474,419
07/01/26	5.000%	900,000	990,243
Sacred Heart University Series 2011G 07/01/31	5.375%	500,000	542,050
Stamford Hospital Series 2012J 07/01/37	5.000%	1,000,000	1,073,610
State Supported Child Care Series 2011 07/01/28	5.000%	1,030,000	1,133,855
07/01/29	5.000%	860,000	944,761
Western Connecticut Health Series 2011M 07/01/41	5.375%	1,500,000	1,654,980
Western Connecticut Health Network Series 2011 07/01/29	5.000%	1,000,000	1,094,610
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A 04/01/39	7.875%	8,750,000	10,388,525
New Haven Solid Waste Authority Revenue Bonds Series 2008 06/01/28	5.375%	1,750,000	1,874,775

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
University of Connecticut Revenue Bonds Series 2009A 02/15/28	5.000%	500,000	556,930
Total			34,250,893
DELAWARE 0.2%
Delaware State Economic Development Authority Refunding Revenue Bonds Gas Facilities-Delmarva Power Series 2010 02/01/31	5.400%	5,000,000	5,545,000
Revenue Bonds Newark Charter School Series 2012 09/01/32	4.625%	2,000,000	2,021,420
09/01/42	5.000%	1,350,000	1,403,636
Total			8,970,056
DISTRICT OF COLUMBIA —%
District of Columbia Revenue Bonds KIPP Charter School Series 2013 07/01/33	6.000%	250,000	290,070
07/01/48	6.000%	1,150,000	1,314,772
Total			1,604,842
FLORIDA 4.2%
Brevard County Housing Finance Authority Revenue Bonds Compound Interest Series 1985 (FGIC/MGIC)(f) 04/01/17	0.000%	375,000	315,746
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B(d)(e) 07/15/32	7.000%	1,820,000	364,055
City of Lakeland Revenue Bonds Lakeland Regional Health Series 2015 11/15/45	5.000%	22,000,000	23,515,360
County of Broward Airport System Refunding Revenue Bonds Series 2012P-1 AMT(a) 10/01/25	5.000%	6,000,000	6,824,400
County of Miami-Dade Aviation(a) Refunding Revenue Bonds Series 2014A AMT 10/01/33	5.000%	10,000,000	10,961,600
10/01/36	5.000%	21,400,000	23,232,910

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Seminole Water & Sewer Revenue Bonds Series 1992 Escrowed to Maturity (NPFGC) 10/01/19	6.000%	1,030,000	1,144,948
Unrefunded Revenue Bonds Series 1992 (NPFGC) 10/01/19	6.000%	100,000	100,790
Florida Development Finance Corp. Revenue Bonds Renaissance Charter School Series 2012A 06/15/22	5.500%	1,240,000	1,286,549
06/15/32	6.000%	4,000,000	4,060,320
06/15/43	6.125%	5,000,000	5,068,000
Renaissance Charter School Projects Series 2013A 06/15/44	8.500%	15,000,000	17,354,400
Florida Development Finance Corp.(b) Revenue Bonds Miami Arts Charter School Project Series 2014A 06/15/34	5.875%	420,000	419,966
Highlands County Health Facilities Authority Prerefunded 11/15/16 Revenue Bonds Adventist Health Series 2006G 11/15/21	5.125%	70,000	74,152
Jacksonville Health Facilities Authority Revenue Bonds Brooks Health System Series 2007 11/01/38	5.250%	5,000,000	5,253,900
Miami-Dade County Expressway Authority Revenue Bonds Series 2014A 07/01/44	5.000%	5,000,000	5,446,100
Mid-Bay Bridge Authority Prerefunded 10/01/21 Revenue Bonds Series 2011A 10/01/40	7.250%	7,000,000	9,194,290
Refunding Revenue Bonds Series 2015A 10/01/35	5.000%	3,765,000	4,073,504
Revenue Bonds Series 1991A Escrowed to Maturity 10/01/22	6.875%	2,000,000	2,520,400
Orange County Industrial Development Authority Revenue Bonds VITAG Florida LLC Project Series 2014 AMT(a)(b) 07/01/36	8.000%	12,000,000	12,126,360

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palm Beach County Health Facilities Authority Refunding Revenue Bonds Boca Raton Community Hospital Obligation Group Series 2014 12/01/31	5.000%	1,500,000	1,657,635
Revenue Bonds Sinai Residences of Boca Raton Series 2014 06/01/34	7.250%	685,000	777,448
Sarasota County Public Hospital District Refunding Revenue Bonds Sarasota Memorial Hospital Series 1998B (NPFGC) 07/01/28	5.500%	6,980,000	7,966,274
Seminole Tribe of Florida, Inc. Revenue Bonds Series 2007A(b)(c) 10/01/27	5.250%	9,750,000	10,252,612
State of Florida Unlimited General Obligation Bonds Capital Outlay 2008 Series 2009B 06/01/26	5.000%	5,525,000	6,169,602
06/01/27	5.000%	5,800,000	6,445,656
Tampa Sports Authority Sales Tax Revenue Bonds Tampa Bay Arena Project Series 1995 (NPFGC) 10/01/25	5.750%	2,500,000	2,919,200
Waterset North Community Development District Special Assessment Bonds Series 2007A 05/01/39	6.600%	2,755,000	2,691,718
Total			172,217,895
GEORGIA 1.5%
Barnesville-Lamar County Industrial Development Authority Revenue Bonds Gordon College Properties Series 2004A 08/01/25	5.000%	1,250,000	1,251,900
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010 09/01/40	6.125%	6,250,000	6,772,500
Gainesville & Hall County Hospital Authority Revenue Bonds Northeast Georgia Healthcare Series 2010A 02/15/45	5.500%	30,000,000	32,919,600

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Georgia State Road & Tollway Authority Revenue Bonds I-75 S Express Lanes Project Series 2014(b)(f) 06/01/24	0.000%	625,000	371,137
Metropolitan Atlanta Rapid Transit Authority Refunding Revenue Bonds Series 1992N 07/01/18	6.250%	220,000	241,263
Series 1992P (AMBAC) 07/01/20	6.250%	3,335,000	3,690,177
Series 2007A (AMBAC) 07/01/26	5.250%	1,000,000	1,223,270
Municipal Electric Authority of Georgia Revenue Bonds Series 1991V Escrowed to Maturity (NPFGC IBC) 01/01/18	6.600%	2,735,000	2,955,797
Unrefunded Revenue Bonds Series 1991V (NPFGC) 01/01/18	6.600%	7,835,000	8,378,279
Rockdale County Development Authority Revenue Bonds Visy Paper Project Series 2007A AMT(a) 01/01/34	6.125%	3,000,000	3,071,100
Total			60,875,023
GUAM 0.1%
Territory of Guam(c) Revenue Bonds Section 30 Series 2009A 12/01/34	5.750%	4,150,000	4,606,749
Series 2011A 01/01/42	5.125%	800,000	862,192
Total			5,468,941
HAWAII 0.7%
Hawaii Pacific Health Revenue Bonds Series 2010A 07/01/40	5.500%	6,500,000	7,209,280
Series 2010B 07/01/30	5.625%	1,220,000	1,381,443
07/01/40	5.750%	1,630,000	1,834,239
State of Hawaii Airports System Certificate of Participation Series 2013 AMT(a) 08/01/28	5.000%	1,775,000	1,989,509

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Hawaii Department of Budget & Finance Refunding Revenue Bonds Special Purpose - Kahala Nui Series 2012 11/15/21	5.000%	1,000,000	1,115,640
11/15/27	5.000%	1,400,000	1,515,052
11/15/32	5.125%	1,300,000	1,389,050
11/15/37	5.250%	1,945,000	2,085,837
Revenue Bonds 15 Craigside Project Series 2009A 11/15/29	8.750%	1,000,000	1,256,990
11/15/44	9.000%	3,000,000	3,771,180
Hawaii Pacific University Series 2013A 07/01/33	6.625%	1,430,000	1,592,419
07/01/43	6.875%	2,795,000	3,147,142
Total			28,287,781
IDAHO 0.7%
Idaho Health Facilities Authority Prerefunded 12/01/18 Revenue Bonds Trinity Health Group Series 2008B 12/01/23	6.000%	1,000,000	1,162,840
12/01/33	6.250%	6,000,000	7,026,060
Revenue Bonds Terraces of Boise Project Series 2014A 10/01/34	7.750%	9,135,000	9,705,755
10/01/44	8.000%	3,635,000	3,859,679
10/01/49	8.125%	4,365,000	4,655,971
Total			26,410,305
ILLINOIS 12.9%
Chicago Midway International Airport Refunding Revenue Bonds 2nd Lien Series 2014A AMT(a) 01/01/41	5.000%	10,000,000	10,518,500
City of Chicago Wastewater Transmission Revenue Bonds 2nd Lien Series 2014 01/01/39	5.000%	4,000,000	4,152,880
01/01/44	5.000%	4,000,000	4,124,560
City of Chicago Wastewater Transmission(f) Refunding Revenue Bonds Capital Appreciation Series 1998A (NPFGC) 01/01/20	0.000%	7,275,000	6,350,784

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Chicago Waterworks Revenue Bonds 2nd Lien Series 2014 11/01/34	5.000%	1,000,000	1,059,950
11/01/39	5.000%	2,000,000	2,093,340
11/01/44	5.000%	2,850,000	2,961,036
City of Chicago Limited General Obligation Refunding Bonds Emergency Telephone System Series 1999 (NPFGC) 01/01/23	5.500%	9,750,000	10,569,585
Revenue Bonds Asphalt Operating Services - Recovery Zone Facility Series 2010 12/01/18	6.125%	3,650,000	3,761,982
Unlimited General Obligation Bonds Project Series 2011A 01/01/40	5.000%	23,025,000	20,913,147
Series 2012A 01/01/33	5.000%	7,450,000	6,956,438
01/01/34	5.000%	10,510,000	9,756,433
Series 2009C 01/01/40	5.000%	17,730,000	16,103,804
Series 2015A 01/01/33	5.500%	7,000,000	6,907,110
01/01/39	5.500%	1,500,000	1,457,625
Unlimited General Obligation Refunding Bonds Project Series 2014A 01/01/30	5.250%	4,200,000	4,083,996
01/01/33	5.250%	10,250,000	9,853,632
01/01/34	5.000%	5,000,000	4,641,500
01/01/35	5.000%	3,000,000	2,771,700
01/01/36	5.000%	21,360,000	19,640,947
Series 2005D 01/01/40	5.500%	2,000,000	1,934,720
Series 2007E 01/01/42	5.500%	1,000,000	960,950
County of Champaign Unlimited General Obligation Bonds Public Safety Sales Tax Series 1999 (NPFGC) 01/01/20	8.250%	1,015,000	1,290,248
01/01/23	8.250%	1,420,000	1,939,578
DeKalb County Community Unit School District No. 424 Genoa-Kingston Unlimited General Obligation Bonds Capital Appreciation Series 2001 (AMBAC)(f) 01/01/21	0.000%	2,675,000	2,291,164

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Illinois Finance Authority Prerefunded 05/01/19 Revenue Bonds Rush University Medical Center Series 2009C 11/01/39	6.625%	8,000,000	9,610,640
Prerefunded 08/01/17 Revenue Bonds Sherman Health System Series 2007A 08/01/37	5.500%	11,000,000	12,053,250
Prerefunded 08/15/19 Revenue Bonds Silver Cross & Medical Centers Series 2009 08/15/38	6.875%	39,300,000	48,193,983
Refunding Revenue Bonds Rush University Medical Center Series 2015A 11/15/38	5.000%	20,145,000	22,001,160
Series 2015B 11/15/39	5.000%	6,590,000	7,191,601
Silver Cross Hospital & Medical Centers Series 2015C 08/15/44	5.000%	9,400,000	10,010,624
Swedish Covenant Series 2010A 08/15/38	6.000%	12,505,000	13,811,772
Revenue Bonds CHF-Normal LLC-Illinois State University Series 2011 04/01/43	7.000%	5,550,000	6,386,330
Northwestern Memorial Hospital Series 2009A 08/15/30	5.750%	2,000,000	2,281,240
Series 2009B 08/15/30	5.750%	10,000,000	11,406,200
Riverside Health System Series 2009 11/15/35	6.250%	8,200,000	9,475,346
South Suburban Series 1992 Escrowed to Maturity 02/15/18	7.000%	1,220,000	1,328,495
Illinois Finance Authority(f) Subordinated Revenue Bonds Regency Series 1990-RMK Escrowed to Maturity 04/15/20	0.000%	68,000,000	62,671,520
Illinois Sports Facilities Authority (The) Revenue Bonds State Tax Supported-Capital Appreciation Series 2001 (AMBAC)(f) 06/15/18	0.000%	4,000,000	3,676,320
Illinois State Toll Highway Authority Revenue Bonds Series 2014C 01/01/36	5.000%	5,000,000	5,537,900
01/01/38	5.000%	6,650,000	7,326,371
01/01/39	5.000%	5,000,000	5,512,700

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lake County School District No. 56 Gurnee Prerefunded Unlimited General Obligation Bonds Series 1997 Escrowed to Maturity (NPFGC) 01/01/17	9.000%	1,235,000	1,294,428
Unrefunded Unlimited General Obligation Bonds Series 1997 (NPFGC) 01/01/17	9.000%	1,480,000	1,542,042
Metropolitan Water Reclamation District of Greater Chicago Limited General Obligation Refunding Bonds Series 2007C 12/01/33	5.250%	13,210,000	15,472,477
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010 06/01/28	6.000%	15,000,000	17,653,650
Regional Transportation Authority Revenue Bonds Series 1994C (NPFGC) 06/01/20	7.750%	4,325,000	5,007,139
Series 2002A (NPFGC) 07/01/31	6.000%	5,400,000	7,154,082
State of Illinois Revenue Bonds 1st Series 2002 (NPFGC) 06/15/23	6.000%	4,000,000	5,002,680
Unlimited General Obligation Bonds 1st Series 2001 (NPFGC) 11/01/26	6.000%	3,000,000	3,420,180
Series 2004A 03/01/34	5.000%	3,000,000	3,001,560
Series 2006 01/01/31	5.500%	7,985,000	8,744,214
Series 2012 03/01/35	5.000%	2,725,000	2,753,803
03/01/36	5.000%	2,000,000	2,017,780
Series 2013 07/01/38	5.500%	4,125,000	4,371,634
Series 2013A 04/01/36	5.000%	8,000,000	8,080,640
Series 2014 05/01/36	5.000%	2,300,000	2,325,829
02/01/39	5.000%	23,000,000	23,110,630
04/01/39	5.000%	10,000,000	10,048,200
05/01/39	5.000%	6,175,000	6,204,949
Unlimited General Obligation Refunding Bonds Series 2012 08/01/25	5.000%	3,100,000	3,263,959
Village of Glendale Heights Refunding Revenue Bonds Glendale Heights Project Series 1985B Escrowed to Maturity 12/01/15	7.100%	220,000	225,071
Total			526,266,008

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
INDIANA 1.8%
County of Jasper Refunding Revenue Bonds Northern Indiana Public Services Series 1994C (NPFGC) 04/01/19	5.850%	3,000,000	3,399,720
Series 2003-RMKT (AMBAC) 07/01/17	5.700%	2,000,000	2,138,820
Crown Point Multi School Building Corp. Revenue Bonds 1st Mortgage Series 2000 (NPFGC)(f) 01/15/19	0.000%	8,165,000	7,731,194
Indiana Finance Authority Refunding Revenue Bonds Series 2007A (NPFGC) 06/01/29	4.500%	10,000,000	10,207,400
Sisters of St. Francis Health Series 2008 11/01/32	5.375%	4,000,000	4,424,120
Revenue Bonds 1st Lien-CWA Authority, Inc. Series 2011A 10/01/31	5.250%	8,335,000	9,631,009
BHI Senior Living Series 2011 11/15/31	5.500%	1,175,000	1,262,608
11/15/41	5.750%	5,655,000	6,092,527
Parkview Health System Series 2009A 05/01/31	5.750%	6,500,000	7,393,880
Indiana Finance Authority(a) Revenue Bonds I-69 Development Partners LLC Series 2014 AMT 09/01/40	5.250%	8,000,000	8,535,200
Indiana Health & Educational Facilities Financing Authority Refunding Revenue Bonds Clarian Health Obligation Group Series 2006B 02/15/33	5.000%	6,950,000	7,090,668
Indianapolis Airport Authority Revenue Bonds Special Facilities-United Air Lines Project Series 1995A AMT(a)(d)(e) 11/15/31	6.500%	1,022,832	11,108
Vigo County Hospital Authority Revenue Bonds Union Hospital, Inc. Series 2007(b) 09/01/37	5.700%	3,950,000	4,095,360
Total			72,013,614

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
IOWA 1.0%
City of Ames Revenue Bonds Mary Greely Medical Center Series 2011 06/15/36	5.250%	6,000,000	6,457,980
Iowa Finance Authority Refunding Revenue Bonds Sunrise Retirement Community Series 2012 09/01/32	5.500%	1,500,000	1,527,195
09/01/37	5.500%	2,500,000	2,523,200
09/01/43	5.750%	2,630,000	2,685,782
Revenue Bonds Iowa Fertilizer Co. Project Series 2013 12/01/25	5.250%	15,000,000	16,297,950
Iowa Student Loan Liquidity Corp.(a) Revenue Bonds Senior Series 2011A-2 AMT 12/01/26	5.600%	5,615,000	6,062,684
12/01/27	5.700%	3,865,000	4,149,928
Total			39,704,719
KANSAS 1.1%
City of Overland Park Revenue Bonds Prairiefire Lionsgate Project Series 2012 12/15/29	5.250%	11,000,000	11,072,820
University of Kansas Hospital Authority Improvement Refunding Revenue Bonds Kansas University Health System Series 2015 09/01/45	5.000%	29,000,000	31,968,150
Total			43,040,970
KENTUCKY 1.3%
Kentucky Economic Development Finance Authority Refunding Revenue Bonds Owensboro Medical Health System Series 2010B 03/01/40	6.375%	5,800,000	6,609,912
Revenue Bonds Louisville Arena Subordinated Series 2008A-1 (AGM) 12/01/33	6.000%	3,200,000	3,412,928
12/01/38	6.000%	2,850,000	3,035,678
Owensboro Medical Health System Series 2010A 03/01/45	6.500%	14,550,000	16,634,578

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Kentucky Municipal Power Agency Refunding Revenue Bonds Series 2015A 09/01/42	5.000%	6,600,000	7,177,302
Louisville & Jefferson County Metropolitan Government Prerefunded 02/01/18 Revenue Bonds Jewish Hospital St. Mary's Healthcare Series 2008 02/01/27	5.750%	14,000,000	15,711,640
Total			52,582,038
LOUISIANA 3.1%
Louisiana Housing Corp. Revenue Bonds Homeownership Program Series 2008A (GNMA/FHLMC) 12/01/23	4.875%	560,000	586,947
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2 11/01/35	6.500%	6,250,000	7,438,688
Louisiana Public Facilities Authority Unrefunded Revenue Bonds Tulane University Project Series 2007 (NPFGC) 02/15/26	5.000%	905,000	958,829
Louisiana Public Facilities Authority(a) Revenue Bonds Impala Warehousing LLC Project Series 2013 AMT 07/01/36	6.500%	25,000,000	27,952,000
Louisiana Pellets, Inc. Project Series 2013 AMT 07/01/39	10.500%	10,000,000	10,890,300
Louisiana Public Facilities Authority(a)(b) Revenue Bonds Louisiana Pellets, Inc. Project Series 2015 AMT 07/01/39	7.750%	10,000,000	9,913,100
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A 01/01/30	6.250%	5,250,000	5,905,463
01/01/40	6.500%	20,400,000	23,156,244
New Orleans Aviation Board(a) Revenue Bonds Series 2015B AMT 01/01/45	5.000%	10,000,000	10,688,800

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Parish of St. Charles Revenue Bonds Valero Energy Corp. Series 2010(g) 12/01/40	4.000%	7,900,000	8,576,793
Parish of St. John the Baptist Revenue Bonds Marathon Oil Corp. Series 2007A 06/01/37	5.125%	18,600,000	19,349,580
Total			125,416,744
MARYLAND 1.6%
City of Brunswick Special Tax Bonds Brunswick Crossing Special Taxing Series 2006 07/01/36	5.500%	6,587,000	6,630,672
County of Baltimore Revenue Bonds Oak Crest Village, Inc. Facility Series 2007A 01/01/37	5.000%	5,000,000	5,135,450
Maryland Economic Development Corp. Refunding Revenue Bonds CNX Marine Terminals, Inc. Series 2010 09/01/25	5.750%	4,000,000	4,221,600
Revenue Bonds Salisbury University Project Series 2012 06/01/30	5.000%	400,000	423,936
Towson University Project Senior Series 2012 07/01/29	5.000%	650,000	696,625
University of Maryland College Park Projects Series 2008 06/01/33	5.750%	1,600,000	1,736,112
Maryland Health & Higher Educational Facilities Authority Prerefunded 01/01/18 Revenue Bonds Washington County Hospital Series 2008 01/01/33	5.750%	3,495,000	3,877,073
Prerefunded 07/01/19 Revenue Bonds Anne Arundel Health System Series 2009A 07/01/39	6.750%	5,000,000	6,075,700
Refunding Revenue Bonds MedStar Health, Inc. Series 2015 08/15/42	5.000%	15,825,000	17,121,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Meritus Medical Center Issue Series 2015 07/01/45	5.000%	3,000,000	3,195,420
Western Maryland Health System Series 2014 07/01/34	5.250%	6,885,000	7,633,881
Revenue Bonds University of Maryland Medical System Series 2005 (AMBAC) 07/01/28	5.250%	3,000,000	3,283,920
Resolution Trust Corp. Pass-Through Certificates Series 1993A(d) 12/01/16	8.500%	6,615,223	6,605,366
Total			66,637,455
MASSACHUSETTS 4.7%
Berkshire Wind Power Cooperative Corp. Revenue Bonds Series 2010-1 07/01/30	5.250%	1,000,000	1,115,630
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT(a)(d) 09/01/35	6.500%	5,030,000	3,552,739
Boston Water & Sewer Commission Refunding Revenue Bonds General Senior Series 2009A 11/01/28	5.000%	1,250,000	1,415,575
Revenue Bonds General Senior Series 1993A 11/01/19	5.250%	3,400,000	3,713,752
Commonwealth of Massachusetts Refunding Revenue Bonds Series 2005 (NPFGC) 01/01/27	5.500%	4,500,000	5,590,485
01/01/30	5.500%	2,500,000	3,133,425
Massachusetts Bay Transportation Authority Refunding Revenue Bonds General Transportation System Series 1994C (AGM) 03/01/19	7.000%	1,215,000	1,298,847
Revenue Bonds Senior Series 2005B (NPFGC) 07/01/26	5.500%	1,500,000	1,911,945
07/01/29	5.500%	2,000,000	2,583,920
Senior Series 2008B 07/01/27	5.250%	710,000	893,436
Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds General Transportation Series 1991 (NPFGC) 03/01/21	7.000%	625,000	747,788
Massachusetts Clean Water Trust (The) Refunding Revenue Bonds Pool Program Series 2006 08/01/30	5.250%	1,000,000	1,274,360
Revenue Bonds MWRA Program Subordinated Series 1999A 08/01/17	6.000%	12,445,000	13,762,303
Massachusetts Department of Transportation Revenue Bonds Capital Appreciation Senior Series 1997C (NPFGC)(f) 01/01/18	0.000%	4,700,000	4,564,969
Massachusetts Development Finance Agency Prerefunded 07/01/22 Revenue Bonds Boston Medical Center Series 2012 07/01/29	5.000%	80,000	95,803
Revenue Bonds Adventcare Project Series 2007A 10/15/28	6.650%	5,000,000	5,200,800
Boston College Series 2009Q-2 07/01/29	5.000%	1,455,000	1,634,416
Boston University Series 2005T-1 (AMBAC) 10/01/39	5.000%	2,000,000	2,013,120
Covenant Health System Obligation Group Series 2012 07/01/31	5.000%	1,000,000	1,083,110
Education-Dexter School Project Series 2007 05/01/26	4.500%	1,600,000	1,633,328
Evergreen Center, Inc. Series 2005 01/01/35	5.500%	750,000	750,428
Foxborough Regional Charter School Series 2010A 07/01/42	7.000%	1,000,000	1,120,810
Linden Ponds, Inc. Facility Series 2011A-2 11/15/46	5.500%	154,325	131,423
Partners Healthcare Series 2012L 07/01/36	5.000%	1,000,000	1,140,230
WGBH Educational Foundation Series 2002A (AMBAC) 01/01/42	5.750%	2,000,000	2,406,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds Boston Medical Center Series 2012 07/01/29	5.000%	425,000	461,673
Massachusetts Development Finance Agency(b) Refunding Revenue Bonds 1st Mortgage-VOA Concord Series 2007 11/01/41	5.200%	1,145,000	1,113,272
Massachusetts Development Finance Agency(d)(f) Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56	0.000%	767,588	4,506
Massachusetts Educational Financing Authority Revenue Bonds Series 2009I 01/01/28	6.000%	525,000	555,203
Massachusetts Educational Financing Authority(a) Revenue Bonds Education Loan Series 2014-I AMT 01/01/25	5.000%	12,450,000	13,873,408
01/01/27	5.000%	3,000,000	3,295,110
Issue I Series 2010B AMT 01/01/31	5.700%	5,230,000	5,597,408
Series 2008H (AGM) AMT 01/01/30	6.350%	5,265,000	5,547,783
Series 2011J AMT 07/01/33	5.625%	1,880,000	2,040,514
Series 2012J AMT 07/01/25	4.625%	8,350,000	8,850,248
07/01/28	4.900%	805,000	847,190
Massachusetts Health & Educational Facilities Authority Revenue Bonds Boston College Series 2008M-2 06/01/35	5.500%	22,000,000	28,549,840
Caregroup, Inc. Series 1998B-2 (NPFGC) 02/01/28	5.375%	1,380,000	1,523,161
Series 2008E-1 07/01/33	5.125%	3,000,000	3,192,240
Harvard University Series 2009A 11/15/36	5.500%	1,000,000	1,138,120
Massachusetts Eye & Ear Infirmary Series 2010C 07/01/35	5.375%	1,000,000	1,080,700
Massachusetts Institute of Technology Series 2004M 07/01/25	5.250%	500,000	631,645

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Milford Regional Medical Center Series 2007E 07/15/22	5.000%	1,250,000	1,302,963
07/15/32	5.000%	4,720,000	4,798,966
07/15/37	5.000%	500,000	506,580
Partners Healthcare Series 2010J-1 07/01/34	5.000%	11,400,000	12,784,986
Springfield College Series 2010 10/15/40	5.625%	4,500,000	4,807,125
Suffolk University Series 2009A 07/01/30	6.250%	1,000,000	1,156,880
Tufts University Series 2009M 02/15/28	5.500%	1,000,000	1,266,100
Unrefunded Revenue Bonds South Shore Series 1999F 07/01/29	5.750%	1,845,000	1,852,731
Massachusetts Housing Finance Agency Revenue Bonds Series 2009-147 (FNMA) 06/01/28	4.800%	5,000	5,061
Massachusetts Housing Finance Agency(a) Revenue Bonds Housing Series 2011A AMT 12/01/36	5.250%	1,185,000	1,228,359
Series 2010C AMT 12/01/30	5.000%	1,000,000	1,034,610
Massachusetts Port Authority Revenue Bonds Bosfuel Project Series 2007 (NPFGC) AMT(a) 07/01/32	5.000%	2,000,000	2,104,320
Massachusetts State College Building Authority Revenue Bonds Series 2008A (AGM) 05/01/38	5.000%	3,000,000	3,269,640
Massachusetts State College Building Authority(f) Revenue Bonds Capital Appreciation Senior Series 1999A Escrowed to Maturity (NPFGC) 05/01/19	0.000%	7,710,000	7,299,828
05/01/23	0.000%	3,000,000	2,506,410
Massachusetts Water Resources Authority Revenue Bonds Series 1992A Escrowed to Maturity 07/15/19	6.500%	3,240,000	3,598,474
Unrefunded Revenue Bonds General Series 1993C (AMBAC/TCRS) 12/01/15	5.250%	105,000	106,597

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Boston Transit Parking Corp. Revenue Bonds Series 2011 07/01/36	5.250%	3,000,000	3,435,480
Total			194,135,773
MICHIGAN 1.4%
Allen Academy Refunding Revenue Bonds Public School Academy Series 2013 06/01/22	5.500%	2,000,000	2,042,040
City of Detroit Sewage Disposal System Refunding Revenue Bonds Senior Lien Series 2012A 07/01/39	5.250%	11,925,000	12,720,994
City of Detroit Water Supply System Revenue Bonds Senior Lien Series 2003A (NPFGC) 07/01/34	5.000%	395,000	396,284
Series 2005A (NPFGC) 07/01/27	5.000%	1,290,000	1,307,750
Series 2011A 07/01/36	5.000%	4,105,000	4,266,614
07/01/41	5.250%	8,765,000	9,223,673
Grand Traverse Academy Refunding Revenue Bonds Series 2007 11/01/17	5.000%	390,000	397,531
11/01/22	5.000%	750,000	754,695
11/01/32	4.750%	1,170,000	1,074,165
Grand Traverse County Hospital Finance Authority Revenue Bonds Munson Healthcare Series 2014A 07/01/47	5.000%	1,200,000	1,283,640
Michigan Finance Authority Refunding Revenue Bonds Senior Lien-Detroit Water & Sewer Series 2014C-6 07/01/33	5.000%	1,070,000	1,138,812
Revenue Bonds Senior Lien-Detroit Water & Sewer Series 2014C-1 07/01/44	5.000%	2,000,000	2,072,020
Michigan Finance Authority(a) Revenue Bonds Senior Lien-Detroit Water & Sewer Series 2014C-2 AMT 07/01/44	5.000%	1,500,000	1,539,615

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan Strategic Fund Refunding Revenue Bonds Collateral Detroit Fund-Pollution Series 1991BB (AMBAC) 05/01/21	7.000%	2,505,000	3,162,437
Paw Paw Public Schools Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC) (Qualified School Board Loan Fund) 05/01/25	5.000%	1,020,000	1,243,696
Royal Oak Hospital Finance Authority Refunding Revenue Bonds William Beaumont Hospital Series 2014D 09/01/39	5.000%	9,425,000	10,146,295
St. Johns Public Schools Unlimited General Obligation Refunding Bonds Series 1998 (NPFGC) (Qualified School Bond Loan Fund) 05/01/25	5.100%	1,790,000	2,083,542
Williamston Community School District Unlimited General Obligation Bonds Series 1996 (NPFGC) (Qualified School Bond Loan Fund) 05/01/25	5.500%	1,000,000	1,146,560
Total			56,000,363
MINNESOTA 4.1%
City of Blaine Refunding Revenue Bonds Crest View Senior Community Project Series 2015 07/01/45	6.125%	11,775,000	11,835,052
City of Minneapolis Revenue Bonds Fairview Health Services Series 2008A 11/15/32	6.750%	7,500,000	8,637,600
City of St. Louis Park Prerefunded 07/01/18 Revenue Bonds Park Nicollet Health Services Series 2008C 07/01/23	5.500%	22,775,000	25,762,852
07/01/30	5.750%	3,200,000	3,642,784
Prerefunded 07/01/19 Revenue Bonds Park Nicollet Health Services Series 2009 07/01/39	5.750%	16,825,000	19,752,213
County of Meeker Revenue Bonds Hospital Facilities Memorial Hospital Project Series 2007 11/01/37	5.750%	1,750,000	1,802,115

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Perham Hospital District Revenue Bonds Perham Memorial Hospital & Home Series 2010 03/01/35	6.350%	4,000,000	4,322,120
03/01/40	6.500%	2,800,000	3,036,712
Southern Minnesota Municipal Power Agency(f) Revenue Bonds Capital Appreciation Series 1994A (NPFGC) 01/01/22	0.000%	27,500,000	23,521,850
01/01/23	0.000%	26,500,000	21,751,730
01/01/25	0.000%	17,500,000	13,233,150
St. Paul Housing & Redevelopment Authority Prerefunded 11/15/15 Revenue Bonds Healtheast Project Series 2005 11/15/25	6.000%	3,500,000	3,557,645
11/15/30	6.000%	10,000,000	10,164,700
11/15/35	6.000%	11,500,000	11,689,405
Prerefunded 11/15/16 Revenue Bonds HealthPartners Obligation Group Project Series 2006 05/15/36	5.250%	4,550,000	4,827,141
Refunding Revenue Bonds HealthEast Care System Project Series 2015 11/15/30	5.000%	900,000	969,732
11/15/40	5.000%	935,000	988,099
Total			169,494,900
MISSISSIPPI 0.4%
County of Lowndes Refunding Revenue Bonds Weyerhaeuser Co. Project Series 1992A 04/01/22	6.800%	2,470,000	3,080,535
Medical Center Educational Building Corp. Refunding Revenue Bonds University of Mississippi Medical Center Series 1998B (AMBAC) 12/01/23	5.500%	5,300,000	6,134,061
Mississippi Business Finance Corp. Revenue Bonds Series 2009A 05/01/24	4.700%	6,090,000	6,468,493
Rankin County Five Lakes Utility District Series 1994(d) 07/15/37	7.000%	445,000	445,267
Total			16,128,356

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MISSOURI 1.6%
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010 11/01/25	6.000%	1,835,000	1,928,879
11/01/39	6.875%	1,500,000	1,582,335
Health & Educational Facilities Authority of the State of Missouri Revenue Bonds Lutheran Senior Services Senior Series 2010 02/01/42	5.500%	2,000,000	2,143,700
Series 2011 02/01/31	5.750%	1,730,000	1,888,849
02/01/41	6.000%	2,600,000	2,837,042
Series 2014 02/01/35	5.000%	7,350,000	7,788,280
02/01/44	5.000%	12,725,000	13,362,904
Industrial Development Authority of the City of St. Louis (The) Revenue Bonds Convention Center Hotel Series 2000 (AMBAC)(f) 07/15/18	0.000%	2,000,000	1,863,560
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A 05/15/39	8.250%	12,000,000	13,652,280
Missouri Development Finance Board Revenue Bonds Procter & Gamble Paper Products Series 1999 AMT(a) 03/15/29	5.200%	6,385,000	7,597,192
St. Louis Area Housing Finance Corp. Revenue Bonds Wellington Arms III Project Series 1979 01/01/21	7.375%	825,145	826,573
St. Louis County Industrial Development Authority Revenue Bonds Friendship Village Sunset Hills Series 2013A 09/01/33	5.500%	2,750,000	3,008,555
St. Andrews Residence for Seniors Series 2007A 12/01/41	6.375%	7,000,000	7,226,800
University of Missouri Unrefunded Revenue Bonds System Facilities Series 2006A 11/01/26	5.000%	740,000	748,799
Total			66,455,748

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NEBRASKA 1.2%
Douglas County Hospital Authority No. 2 Revenue Bonds Health Facilities-Immanuel Obligation Group Series 2010 01/01/40	5.625%	875,000	954,188
Madonna Rehabilitation Hospital Series 2014 05/15/28	5.000%	2,025,000	2,231,469
05/15/29	5.000%	2,125,000	2,327,215
05/15/30	5.000%	2,000,000	2,190,320
05/15/36	5.000%	1,000,000	1,071,130
05/15/44	5.000%	6,400,000	6,787,136
Douglas County Hospital Authority No. 3 Refunding Revenue Bonds Health Facilities - Nebraska Methodist Health System Series 2015 11/01/45	5.000%	12,500,000	13,465,625
Madison County Hospital Authority No. 1 Revenue Bonds Faith Regional Health Services Project Series 2008A-1 07/01/33	6.000%	11,500,000	12,562,025
Nebraska Elementary & Secondary School Finance Authority Revenue Bonds Boys Town Project Series 2008 09/01/28	4.750%	6,800,000	7,409,076
Total			48,998,184
NEVADA 1.4%
Carson City Refunding Revenue Bonds Carson Tahoe Regional Medical Center Series 2012 09/01/33	5.000%	2,500,000	2,660,725
City of Sparks Tax Anticipation Revenue Bonds Senior Sales Series 2008A(b) 06/15/28	6.750%	2,000,000	2,149,240
Clark County Water Reclamation District Limited General Obligation Bonds Series 2009A 07/01/34	5.250%	12,000,000	13,580,640
County of Clark Revenue Bonds Las Vegas-McCarran International Airport Series 2010A 07/01/34	5.125%	18,750,000	20,903,625

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Clark(a) Revenue Bonds Southwest Gas Corp. Project Series 2005A (AMBAC) AMT 10/01/35	4.850%	5,000,000	5,006,250
Henderson Local Improvement Districts Special Assessment Bonds No. T-18 Series 2006T-18 09/01/35	5.300%	7,650,000	5,772,690
Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement Series 2006A (AGM) 06/01/24	5.000%	4,095,000	4,249,668
State of Nevada Department of Business & Industry(a)(g) Revenue Bonds Republic Services, Inc. Project Series 2003 AMT 12/01/26	5.625%	2,000,000	2,180,760
State of Nevada Department of Business & Industry(b) Revenue Bonds Somerset Academy Series 2015A 12/15/35	5.000%	1,025,000	1,006,950
Total			57,510,548
NEW JERSEY 3.0%
Middlesex County Improvement Authority(d)(e) Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37	8.750%	1,500,000	73,875
Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/37	6.250%	4,000,000	194,800
New Jersey Economic Development Authority Refunding Revenue Bonds School Facilities Construction Series 2005N-1 (AGM) 09/01/25	5.500%	23,990,000	27,858,867
Series 2005N-1 (NPFGC) 09/01/27	5.500%	5,000,000	5,714,600
Revenue Bonds Lions Gate Project Series 2014 01/01/34	5.000%	1,000,000	1,029,730
01/01/44	5.250%	2,000,000	2,074,960
MSU Student Housing Project-Provident Series 2010 06/01/31	5.750%	4,350,000	4,849,076
06/01/42	5.875%	14,500,000	16,062,520

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Provident Group-Rowan Properties LLC Series 2015 01/01/48	5.000%	7,200,000	7,496,064
New Jersey Economic Development Authority(a) Refunding Revenue Bonds Series 2006B AMT 01/01/37	6.875%	6,980,000	7,005,268
Revenue Bonds Continental Airlines, Inc. Project Series 1999 AMT 09/15/23	5.125%	5,000,000	5,444,750
09/15/29	5.250%	2,500,000	2,714,375
New Jersey Environmental Infrastructure Trust Prerefunded 09/01/16 Revenue Bonds Environmental Series 2007 09/01/22	5.000%	35,000	36,767
Series 2007A 09/01/22	5.000%	10,000	10,505
09/01/22	5.000%	5,000	5,252
New Jersey Health Care Facilities Financing Authority Revenue Bonds St. Josephs Healthcare Systems Series 2008 07/01/38	6.625%	4,000,000	4,455,280
Virtua Health Series 2009 07/01/33	5.750%	750,000	844,268
New Jersey State Turnpike Authority Refunding Revenue Bonds Series 2005A (AGM) 01/01/30	5.250%	2,000,000	2,452,260
Revenue Bonds Series 2004C-2 (AMBAC) 01/01/25	5.500%	2,500,000	3,064,575
New Jersey Transportation Trust Fund Authority Revenue Bonds Transportation System Series 1999A 06/15/20	5.750%	4,150,000	4,642,688
Series 2006A 12/15/23	5.500%	3,000,000	3,347,610
Series 2011B 06/15/31	5.500%	7,250,000	7,743,362
Union County Utilities Authority Refunding Revenue Bonds Covanta Union Series 2011 AMT(a) 12/01/31	5.250%	15,000,000	16,318,950
Total			123,440,402

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
NEW MEXICO 0.4%
New Mexico Hospital Equipment Loan Council Prerefunded 08/01/18 Revenue Bonds Presbyterian Healthcare Services Series 2008 08/01/32	6.375%	2,730,000	3,165,080
08/01/32	6.375%	5,920,000	6,859,682
Revenue Bonds Presbyterian Healthcare Services Series 2009 08/01/39	5.000%	6,500,000	7,089,030
Total			17,113,792
NEW YORK 4.6%
Brooklyn Arena Local Development Corp. Revenue Bonds Barclays Center Project Series 2009 07/15/30	6.000%	6,500,000	7,441,720
Build NYC Resource Corp. Refunding Revenue Bonds Pratt Paper, Inc. Project Series 2014 AMT(a)(b) 01/01/25	4.500%	500,000	530,120
Housing Development Corp. Revenue Bonds Series 2005F-1 11/01/25	4.650%	4,160,000	4,191,242
Long Island Power Authority Refunding Revenue Bonds Series 2014A 09/01/44	5.000%	2,250,000	2,461,117
Revenue Bonds Series 2008A 05/01/33	6.000%	2,725,000	3,148,547
Metropolitan Transportation Authority Revenue Bonds Transportation Series 2007A (AGM) 11/15/33	5.000%	12,000,000	12,941,640
New York City Industrial Development Agency Revenue Bonds Pilot-Queens Baseball Stadium Series 2006 (AMBAC) 01/01/24	5.000%	3,000,000	3,109,230
Pilot-Yankee Stadium-Payment I Series 2006I (FGIC) 03/01/46	5.000%	2,000,000	2,056,800
New York City Industrial Development Agency(a)(g) Revenue Bonds Terminal One Group Association Project Series 2005 AMT 01/01/24	5.500%	5,500,000	5,609,395

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Transitional Finance Authority Building Aid Revenue Bonds Fiscal 2009 Series 2009S-4 01/15/25	5.125%	2,000,000	2,247,860
New York Mortgage Agency Revenue Bonds Series 2007-140 AMT(a) 10/01/21	4.600%	1,455,000	1,472,751
New York State Dormitory Authority Prerefunded 05/01/19 Revenue Bonds North Shore-Long Island Jewish Obligation Group Series 2009A 05/01/37	5.500%	6,250,000	7,206,000
Refunding Revenue Bonds Education Series 2005B (AMBAC) 03/15/29	5.500%	2,030,000	2,615,087
Revenue Bonds Consolidated City University System 2nd Generation Series 1993A 07/01/18	5.750%	3,475,000	3,753,382
07/01/20	6.000%	13,350,000	15,436,338
Series 1993A (AGM) 07/01/20	6.000%	6,140,000	7,099,559
Independent School District-Educational Housing Services Series 2005 (AMBAC) 07/01/30	5.250%	3,000,000	3,392,820
Mount Sinai School of Medicine Series 2009 07/01/39	5.125%	15,000,000	16,664,550
Orange Regional Medical Center Series 2008 12/01/29	6.125%	2,250,000	2,480,377
State University Educational Facilities Series 1993A (NPFGC/IBC) 05/15/17	5.875%	15,000,000	15,965,100
New York State Energy Research & Development Authority Revenue Bonds Series 1993(g) 04/01/20	12.325%	13,000,000	13,026,780
New York State Environmental Facilities Corp. Revenue Bonds Revolving Funds-New York City Municipal Water Series 2008A 06/15/28	5.000%	1,000,000	1,108,790
Port Authority of New York & New Jersey Revenue Bonds Consolidated 144th Series 2006 10/01/28	5.000%	1,000,000	1,049,010

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
JFK International Air Terminal Series 2010 12/01/36	6.000%	7,000,000	8,147,510
Port Authority of New York & New Jersey(a) Revenue Bonds 5th Installment-Special Project Series 1996-4 AMT 10/01/19	6.750%	4,800,000	4,793,568
JFK International Air Terminal Special Project Series 1997 (NPFGC) AMT 12/01/22	5.750%	6,500,000	6,535,100
Suffolk County Industrial Development Agency Revenue Bonds Nissequogue Cogen Partners Facility Series 1998 AMT(a) 01/01/23	5.500%	6,700,000	6,700,335
Triborough Bridge & Tunnel Authority Revenue Bonds General Purpose Series 1992Y Escrowed to Maturity 01/01/21	6.125%	11,000,000	12,971,970
Ulster County Capital Resource Corp.(b) Refunding Revenue Bonds Alliance Senior Living Co. Series 2014B 09/15/44	7.000%	2,765,000	2,816,871
Ulster County Capital Resource Corp.(b)(g) Refunding Revenue Bonds Alliance Senior Living Co. Series 2014A 09/15/44	0.000%	545,000	409,873
Ulster County Industrial Development Agency Revenue Bonds Series 2007A 09/15/37	6.000%	2,000,000	2,000,220
09/15/42	6.000%	7,000,000	6,897,100
Total			186,280,762
NORTH CAROLINA 1.2%
City of Charlotte Water & Sewer System Revenue Bonds Series 2008 07/01/26	5.000%	8,450,000	9,400,033
City of High Point Combined Water & Sewer System Revenue Bonds Series 2008 (AGM) 11/01/28	5.000%	350,000	391,762
Durham Housing Authority Revenue Bonds Magnolia Pointe Apartments Series 2005 AMT(a)(d) 02/01/38	5.650%	3,102,997	3,140,885

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina Department of Transportation Revenue Bonds I-77 Hot Lanes Project Series 2015 AMT(a) 06/30/54	5.000%	10,000,000	10,355,600
North Carolina Eastern Municipal Power Agency Prerefunded 01/01/19 Revenue Bonds Series 2009A 01/01/26	5.500%	300,000	344,358
Series 2009B 01/01/26	5.000%	7,000,000	7,917,980
Prerefunded 01/01/22 Revenue Bonds Series 1988A 01/01/26	6.000%	1,940,000	2,431,654
Unrefunded Revenue Bonds Series 1991A Escrowed to Maturity 01/01/18	6.500%	2,185,000	2,479,669
North Carolina Medical Care Commission Refunding Revenue Bonds 1st Mortgage-Givens Estates Series 2007 07/01/33	5.000%	5,000,000	5,170,300
Revenue Bonds 1st Mortgage-Deerfield Episcopal Series 2008A 11/01/33	6.000%	4,060,000	4,438,230
1st Mortgage-Presbyterian Homes Series 2006 10/01/31	5.500%	2,500,000	2,560,300
Health Care Housing-Arc Projects Series 2004A 10/01/34	5.800%	1,400,000	1,406,664
Total			50,037,435
NORTH DAKOTA 0.3%
County of McLean Revenue Bonds Great River Energy Series 2010B 07/01/40	5.150%	7,900,000	8,317,436
County of Ward Revenue Bonds Trinity Obligated Group Series 2006 07/01/29	5.125%	4,490,000	4,532,026
Total			12,849,462
OHIO 1.4%
Adams County/Ohio Valley Local School District Unlimited General Obligation Bonds Adams and Highland Counties Series 1995 (NPFGC) 12/01/15	7.000%	600,000	611,724

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
American Municipal Power, Inc. Revenue Bonds AMP Fremont Energy Center Project Series 2012 02/15/37	5.000%	13,220,000	14,523,756
City of Lakewood Water System Revenue Bonds Mortgage Series 1995 (AMBAC) 07/01/20	5.850%	1,050,000	1,169,690
City of Middleburg Heights Revenue Bonds Southwest General Facilities Series 2011 08/01/36	5.250%	2,380,000	2,538,627
08/01/41	5.250%	6,900,000	7,344,705
Cleveland Department of Public Utilities Division of Public Power Revenue Bonds Series 2008B-1 (NPFGC) 11/15/28	5.000%	500,000	545,970
Cleveland Department of Public Utilities Division of Water Refunding Revenue Bonds 1st Mortgage Series 1993G (NPFGC) 01/01/21	5.500%	3,975,000	4,441,745
Ohio Higher Educational Facility Commission Revenue Bonds University of Dayton Project Series 2009 12/01/24	5.500%	3,000,000	3,394,950
Ohio State Turnpike Commission Refunding Revenue Bonds Series 1998A (NPFGC) 02/15/26	5.500%	3,000,000	3,785,250
State of Ohio Revenue Bonds Portsmouth Bypass Project Series 2015 AMT(a) 06/30/53	5.000%	8,250,000	8,705,152
Toledo-Lucas County Port Authority Revenue Bonds University of Toledo Project Series 2014 07/01/46	5.000%	5,000,000	5,200,400
Toledo-Lucas County Port Authority(d)(e) Special Assessment Bonds Town Square at Levi Commons Series 2007 11/01/36	5.400%	2,605,000	1,291,793

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Toledo-Lucas County Port Authority(g) Refunding Revenue Bonds CSX Transportation, Inc. Project Series 1992 12/15/21	6.450%	3,950,000	4,901,516
Total			58,455,278
OREGON 0.4%
Benton County Hospital Facilities Authority Unrefunded Revenue Bonds Samaritan Health Series 1998 10/01/28	5.125%	655,000	656,625
City of Forest Grove Refunding Revenue Bonds Campus Improvement Pacific University Project Series 2014 05/01/40	5.000%	1,500,000	1,597,920
Cow Creek Band of Umpqua Tribe of Indians Revenue Bonds Series 2006C(b)(c) 10/01/26	5.625%	3,500,000	3,553,655
Hospital Facilities Authority of Multnomah County Refunding Revenue Bonds Mirabella at South Waterfront Series 2014A 10/01/44	5.400%	3,225,000	3,506,510
Oregon Health & Science University Revenue Bonds Series 2009A 07/01/39	5.750%	4,500,000	5,162,850
Total			14,477,560
PENNSYLVANIA 3.9%
Allegheny County Higher Education Building Authority Revenue Bonds Duquesne University Series 2008 03/01/28	5.000%	490,000	526,755
Butler County Hospital Authority Prerefunded 07/01/19 Revenue Bonds Butler Health Systems Project Series 2009 07/01/39	7.250%	7,000,000	8,615,530
Commonwealth Financing Authority Revenue Bonds Series 2015A 06/01/35	5.000%	7,010,000	7,670,412

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cumberland County Municipal Authority Refunding Revenue Bonds Diakon Lutheran Ministries Series 2015 01/01/38	5.000%	8,490,000	8,986,410
Dauphin County Industrial Development Authority Revenue Bonds Dauphin Consolidated Water Supply Series 1992A AMT(a) 06/01/24	6.900%	3,400,000	4,236,502
Delaware Valley Regional Finance Authority Revenue Bonds Series 1997C (AMBAC) 07/01/27	7.750%	1,000,000	1,403,410
Montgomery County Industrial Development Authority Refunding Revenue Bonds Albert Einstein HealthCare Network Series 2015 01/15/45	5.250%	11,150,000	11,761,689
Northampton County General Purpose Authority Revenue Bonds Saint Luke's Hospital Project Series 2008A 08/15/28	5.375%	4,000,000	4,387,400
Pennsylvania Convention Center Authority Revenue Bonds Series 1989A Escrowed to Maturity (FGIC) 09/01/19	6.000%	14,010,000	16,058,402
Pennsylvania Economic Development Financing Authority Revenue Bonds Philadelphia Biosolids Facility Series 2009 01/01/32	6.250%	5,325,000	5,900,899
Pennsylvania Economic Development Financing Authority(a) Revenue Bonds PA Bridges Finco LP Series 2015 AMT 06/30/42	5.000%	6,950,000	7,277,414
Proctor & Gamble Paper Project Series 2001 AMT 03/01/31	5.375%	1,000,000	1,218,980
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation Series 2008 07/01/28	5.750%	3,000,000	3,142,230
Series 2010 07/01/43	6.000%	4,750,000	5,121,688

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Turnpike Commission Refunding Subordinated Revenue Bonds Series 2015A-1 12/01/45	5.250%	25,295,000	28,129,558
Revenue Bonds Series 2014B 12/01/44	5.250%	10,000,000	11,055,400
Subordinated Series 2014A-1 12/01/43	5.000%	16,940,000	18,234,047
Philadelphia Authority for Industrial Development Revenue Bonds First Philadelphia Preparatory Charter School Series 2014 06/15/43	7.250%	5,475,000	6,172,843
Philadelphia Municipal Authority Revenue Bonds Lease Series 2009 04/01/34	6.500%	2,500,000	2,852,200
Philadelphia Redevelopment Authority Revenue Bonds Subordinated Series 1986B Escrowed to Maturity (GNMA) 06/01/17	9.000%	450,000	517,311
Washington County Industrial Development Authority Revenue Bonds Washington Jefferson College Series 2010 11/01/36	5.000%	4,850,000	5,326,658
Westmoreland County Municipal Authority Revenue Bonds Capital Appreciation Series 1999A (NPFGC)(f) 08/15/22	0.000%	2,000,000	1,664,480
Total			160,260,218
PUERTO RICO 0.8%
Commonwealth of Puerto Rico Unlimited General Obligation Bonds Series 2014A(c) 07/01/35	8.000%	4,000,000	2,779,920
Puerto Rico Electric Power Authority(c) Refunding Revenue Bonds Series 2007UU (AGM) 07/01/23	5.000%	1,000,000	989,860
Revenue Bonds Series 2003NN (NPFGC) 07/01/21	5.250%	3,500,000	3,398,080
Puerto Rico Highways & Transportation Authority(c) Refunding Revenue Bonds Series 2003AA (NPFGC) 07/01/20	5.500%	180,000	176,918

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds Series 2005K 07/01/20	5.000%	5,000,000	1,827,350
Puerto Rico Public Buildings Authority(c) Refunding Revenue Bonds Government Facilities Series 2002F 07/01/20	5.250%	2,000,000	1,279,120
Series 2007M 07/01/31	6.250%	27,000,000	16,335,810
Puerto Rico Public Finance Corp.(c) Prerefunded Revenue Bonds Commonwealth Appropriation Series 2002E Escrowed to Maturity (AMBAC) 08/01/27	5.500%	450,000	566,042
Unrefunded Revenue Bonds Commonwealth Appropriation Series 2002E Escrowed to Maturity 08/01/26	6.000%	2,470,000	3,203,911
Series 2002E Escrowed to Maturity (AMBAC) 08/01/27	5.500%	1,050,000	1,320,764
Total			31,877,775
SOUTH CAROLINA 0.7%
City of Myrtle Beach Tax Allocation Bonds Myrtle Beach Air Force Base Series 2006A 10/01/26	5.250%	1,610,000	1,609,952
Piedmont Municipal Power Agency Refunding Revenue Bonds Electric Series 1991 (NPFGC) 01/01/21	6.250%	1,250,000	1,526,263
Unrefunded Revenue Bonds Series 1993 (NPFGC) 01/01/25	5.375%	11,280,000	13,114,015
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds The Woodlands at Furman Project Series 2012 11/15/42	6.000%	5,133,239	4,979,344
Revenue Bonds York Preparatory Academy Project Series 2014A 11/01/23	5.750%	1,275,000	1,328,384
11/01/33	7.000%	910,000	988,579
11/01/45	7.250%	3,935,000	4,311,973
South Carolina Jobs-Economic Development Authority(f) Refunding Revenue Bonds The Woodlands at Furman Project Subordinated Series 2012 11/15/47	0.000%	1,283,310	125,559

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina State Public Service Authority Unrefunded Revenue Bonds Series 2008A 01/01/28	5.375%	10,000	11,186
Total			27,995,255
SOUTH DAKOTA 0.2%
Heartland Consumers Power District Refunding Revenue Bonds Series 1992 Escrowed to Maturity (AGM) 01/01/17	6.000%	5,930,000	6,223,239
State of South Dakota Revenue Bonds Series 1993A Escrowed to Maturity (AGM) 09/01/17	6.700%	3,165,000	3,363,129
Total			9,586,368
TEXAS 9.4%
Bexar County Health Facilities Development Corp. Revenue Bonds Army Retirement Residence Project Series 2010 07/01/30	5.875%	1,370,000	1,513,151
07/01/45	6.200%	7,200,000	8,088,120
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese Series 2005B(g) 04/01/45	6.125%	13,450,000	15,501,125
Central Texas Regional Mobility Authority Refunding Revenue Bonds Senior Lien Series 2013A 01/01/33	5.000%	2,700,000	2,936,709
Revenue Bonds Senior Lien Series 2011 01/01/41	6.000%	8,620,000	9,868,952
Central Texas Regional Mobility Authority(f) Revenue Bonds Capital Appreciation Series 2010 01/01/25	0.000%	2,000,000	1,354,700
Central Texas Turnpike System Refunding Revenue Bonds 1st Tier Series 2012A 08/15/41	5.000%	16,075,000	17,431,891
Subordinated Series 2015C 08/15/37	5.000%	10,000,000	10,838,900
Subordinated Refunding Revenue Bonds Series 2015C 08/15/42	5.000%	14,730,000	15,757,123

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Central Texas Turnpike System(f) Unrefunded Revenue Bonds 1st Tier Series 2002A (AMBAC) 08/15/18	0.000%	4,250,000	4,045,448
City of Austin Electric Utility Refunding Revenue Bonds Series 2008A 11/15/35	5.250%	8,000,000	8,846,640
City of Houston Airport System Refunding Revenue Bonds Senior Lien Series 2009A 07/01/34	5.500%	10,500,000	11,698,995
City of Houston Airport System(a) Refunding Revenue Bonds Special Facilities-Continental Airlines Series 2011A AMT 07/15/30	6.500%	5,555,000	6,458,354
Subordinated Lien Series 2012A AMT 07/01/31	5.000%	5,000,000	5,466,700
United Airlines, Inc. Series 2014 AMT 07/01/29	5.000%	4,000,000	4,178,280
City of Houston Revenue Bonds Capital Appreciation-Convention Series 2001B (AMBAC)(f) 09/01/17	0.000%	2,000,000	1,937,880
Clifton Higher Education Finance Corp. Revenue Bonds Idea Public Schools Series 2011 08/15/41	5.750%	2,000,000	2,231,480
Series 2012 08/15/32	5.000%	2,165,000	2,311,700
08/15/42	5.000%	5,575,000	5,872,370
Series 2013 08/15/33	6.000%	990,000	1,173,536
Series 2015A 12/01/35	5.000%	2,200,000	2,303,422
12/01/45	5.000%	1,100,000	1,129,601
Dallas County Flood Control District No. 1 Unlimited General Obligation Refunding Bonds Series 2002 04/01/32	7.250%	7,500,000	7,523,175
Dallas/Fort Worth International Airport Refunding Revenue Bonds Series 2012B 11/01/35	5.000%	10,000,000	11,214,700

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Dallas/Fort Worth International Airport(a) Refunding Revenue Bonds Series 2014A AMT 11/01/32	5.000%	3,400,000	3,739,524
Deaf Smith County Hospital District Limited General Obligation Bonds Series 2010A 03/01/40	6.500%	4,000,000	4,439,560
Harris County Health Facilities Development Corp. Prerefunded 12/01/18 Revenue Bonds Memorial Hermann Healthcare System Series 2008B 12/01/35	7.250%	8,800,000	10,573,288
Revenue Bonds St. Luke's Episcopal Hospital Project Series 1991 Escrowed to Maturity 02/15/21	6.750%	1,965,000	2,207,560
Houston Higher Education Finance Corp. Prerefunded 05/15/21 Revenue Bonds Harmony Public Schools Series 2011A 05/15/41	6.875%	4,045,000	5,211,659
La Vernia Higher Education Finance Corp. Prerefunded 08/15/19 Revenue Bonds Kipp, Inc. Series 2009A 08/15/44	6.375%	7,500,000	8,983,950
Matagorda County Navigation District No. 1 Refunding Revenue Bonds Central Power & Light Co. Project Series 2001A 11/01/29	6.300%	2,800,000	3,178,756
Mission Economic Development Corp Revenue Bonds Dallas Clean Energy McCommas Series 2011 AMT(a) 12/01/24	6.875%	15,000,000	15,653,700
New Hope Cultural Education Facilities Corp. Revenue Bonds Collegiate Housing College Station Series 2014 04/01/46	5.000%	7,250,000	7,402,902
Collegiate Housing Tarleton State University Series 2015 04/01/47	5.000%	2,995,000	3,068,647
NCCD-College Station Properties LLC Series 2015A 07/01/47	5.000%	20,775,000	21,263,628
North Texas Tollway Authority Prerefunded 01/01/18 Revenue Bonds Toll 2nd Tier Series 2008F (GNMA/FNMA) 01/01/38	5.750%	11,355,000	12,668,546

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds 1st Tier Series 2009C 01/01/44	5.250%	5,000,000	5,447,500
Series 2011 01/01/38	5.000%	5,500,000	5,923,390
Series 2012B 01/01/42	5.000%	12,845,000	13,920,383
Series 2015A 01/01/38	5.000%	9,230,000	10,031,072
Red River Health Facilities Development Corp. Revenue Bonds MRC Crossings Project Series 2014A 11/15/34	7.500%	2,000,000	2,317,680
11/15/44	7.750%	2,800,000	3,261,972
San Juan Higher Education Finance Authority Revenue Bonds Idea Public Schools Series 2010A 08/15/40	6.700%	2,700,000	3,147,444
Sanger Industrial Development Corp. Revenue Bonds Texas Pellets Project Series 2012B AMT(a) 07/01/38	8.000%	34,645,000	37,209,423
Tarrant County Cultural Education Facilities Finance Corp. Refunding Revenue Bonds Trinity Terrace Project Series 2014 10/01/44	5.000%	2,500,000	2,612,000
10/01/49	5.000%	1,870,000	1,952,430
Revenue Bonds Air Force Villages, Inc. Obligation Group Series 2007 05/15/27	5.125%	2,000,000	2,018,780
05/15/37	5.125%	2,000,000	2,006,780
CC Young Memorial Home Series 2009A 02/15/38	8.000%	4,000,000	4,516,400
Stayton at Museum Way Series 2009A 11/15/44	8.250%	12,000,000	11,958,120
Texas City Industrial Development Corp. Refunding Revenue Bonds Arco Pipe Line Co. Project Series 1990 10/01/20	7.375%	2,000,000	2,521,460
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds Series 2012 12/15/29	5.000%	8,300,000	9,023,760
12/15/32	5.000%	7,500,000	8,053,650

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Travis County Health Facilities Development Corp. Revenue Bonds Querencia Barton Creek Project Series 2005 11/15/25	5.500%	1,000,000	1,004,620
Uptown Development Authority Tax Allocation Bonds Infrastructure Improvement Facilities Series 2009 09/01/29	5.500%	500,000	548,295
Total			385,549,831
UTAH —%
Utah Housing Corp. Revenue Bonds Series 2003A-1 AMT(a) 07/01/24	5.125%	415,000	415,938
VIRGIN ISLANDS 0.1%
Virgin Islands Public Finance Authority Refunding Revenue Bonds Gross Receipts Taxes Loan Series 2012-A(c) 10/01/32	5.000%	4,000,000	4,319,320
VIRGINIA 0.8%
City of Chesapeake Expressway Toll Road Revenue Bonds Transportation System Senior Series 2012A 07/15/47	5.000%	7,505,000	7,867,641
Fairfax County Industrial Development Authority Refunding Revenue Bonds Inova Health System Project Series 1993 08/15/23	5.000%	10,000,000	11,569,300
Fredericksburg Economic Development Authority Refunding Revenue Bonds Mary Washington Healthcare Obligation Series 2014 06/15/30	5.000%	1,000,000	1,085,690
06/15/31	5.000%	800,000	866,056
06/15/33	5.000%	500,000	537,015
Mosaic District Community Development Authority Special Assessment Bonds Series 2011A 03/01/26	6.625%	2,145,000	2,443,713
Richmond Metropolitan Transportation Authority (The) Refunding Revenue Bonds Series 1998 (NPFGC) 07/15/22	5.250%	5,380,000	5,976,696
Total			30,346,111

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
WASHINGTON 2.1%
Greater Wenatchee Regional Events Center Public Facilities District Revenue Bonds Series 2012A 09/01/27	5.000%	1,540,000	1,631,692
09/01/32	5.250%	1,000,000	1,043,480
King County Public Hospital District No. 4 Revenue Bonds Series 2015A 12/01/35	6.000%	1,300,000	1,271,517
12/01/45	6.250%	2,500,000	2,453,075
Skagit County Public Hospital District No. 1 Revenue Bonds Skagit Valley Hospital Series 2005 12/01/30	5.500%	1,235,000	1,247,115
Series 2007 12/01/28	5.750%	1,500,000	1,616,505
12/01/32	5.750%	2,000,000	2,130,420
Snohomish County Public Utility District No. 1 Refunding Revenue Bonds Generation System Series 1986A Escrowed to Maturity 01/01/20	5.000%	12,000,000	13,927,680
Washington Health Care Facilities Authority Revenue Bonds Overlake Hospital Medical Center Series 2010 07/01/30	5.500%	3,000,000	3,378,390
Washington Higher Education Facilities Authority Refunding Revenue Bonds Whitworth University Project Series 2009 10/01/40	5.625%	4,685,000	5,011,357
Washington State Housing Finance Commission Refunding Revenue Bonds Nonprofit Housing-Mirabella Series 2012 10/01/32	6.500%	9,900,000	10,697,742
10/01/47	6.750%	1,000,000	1,082,380
Presbyterian Retirement Series 2013 01/01/23	5.000%	1,325,000	1,397,955
01/01/28	5.000%	2,015,000	2,066,362
01/01/33	5.000%	2,570,000	2,601,662
01/01/43	5.250%	7,550,000	7,681,823
Revenue Bonds Skyline at First Hill Project Series 2007A 01/01/27	5.625%	2,500,000	2,510,150
01/01/38	5.625%	19,450,000	19,048,747

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington State Housing Finance Commission(b)(h) Revenue Bonds Heron's Key Series 2015A 07/01/30	6.500%	480,000	485,558
07/01/35	6.750%	550,000	558,289
07/01/45	7.000%	1,800,000	1,826,820
Total			83,668,719
WEST VIRGINIA 0.3%
West Virginia Economic Development Authority Refunding Revenue Bonds Appalachian Power Co.-Amos Project Series 2010A(g) 12/01/38	5.375%	3,850,000	4,183,603
West Virginia State Building Commission Refunding Revenue Bonds West Virginia Regional Jail Series 1998A (AMBAC) 07/01/21	5.375%	3,215,000	3,628,931
West Virginia University Revenue Bonds University of West Virginia System Projects Series 1998A (NFPGC) 04/01/28	5.250%	5,000,000	5,949,400
Total			13,761,934
WISCONSIN 4.0%
City of La Crosse Refunding Revenue Bonds Northern States Power Co. Project Series 1996 AMT(a) 11/01/21	6.000%	6,000,000	7,263,840
Monroe Redevelopment Authority Revenue Bonds Monroe Clinic, Inc. Series 2009 02/15/39	5.875%	5,000,000	5,489,750
Public Finance Authority(a) Refunding Revenue Bonds TRIPS Senior Obligation Group Series 2012 AMT 07/01/28	5.250%	4,000,000	4,339,600
07/01/42	5.000%	2,000,000	2,068,400
State of Wisconsin Revenue Bonds Series 2009A 05/01/33	5.750%	17,700,000	20,416,419
Wisconsin Health & Educational Facilities Authority Prerefunded 02/15/19 Revenue Bonds ProHealth Care, Inc. Obligation Group Series 2009 02/15/39	6.625%	25,150,000	29,952,644

Municipal Bonds (continued)

Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 04/01/18 Revenue Bonds Riverview Hospital Association Series 2008 04/01/33	5.750%	6,000,000	6,761,640
04/01/38	5.750%	4,000,000	4,507,760
Refunding Revenue Bonds Wheaton Healthcare Series 2006B 08/15/24	5.125%	15,910,000	16,569,151
08/15/25	5.125%	15,500,000	16,128,990
Revenue Bonds Aurora Health Care, Inc. Series 2010A 04/15/39	5.625%	6,100,000	6,786,189
Beaver Dam Community Hospitals Series 2013A 08/15/28	5.125%	6,750,000	7,173,900
08/15/34	5.250%	8,000,000	8,472,720
Medical College of Wisconsin Series 2008A 12/01/35	5.250%	14,400,000	15,813,792
ProHealth Care, Inc. Series 2012 08/15/28	5.000%	1,570,000	1,760,661
St. John's Community, Inc. Series 2009A 09/15/29	7.250%	1,000,000	1,157,260
09/15/39	7.625%	1,000,000	1,167,040
ThedaCare, Inc. Series 2015 12/15/44	5.000%	6,725,000	7,284,318
Total			163,114,074
WYOMING 0.2%
County of Campbell Revenue Bonds Basin Electric Power Cooperative Series 2009A 07/15/39	5.750%	7,900,000	8,999,443
Total Municipal Bonds (Cost: $3,679,521,131)			3,986,163,396

Municipal Bonds Held in Trust 0.4%

MASSACHUSETTS 0.4%
Massachusetts Health & Educational Facilities Authority Revenue Bonds Harvard University Series 2009A(b)(g)(i) 11/15/36	5.500%	16,000,000	18,209,920
Total Municipal Bonds Held in Trust (Cost: $17,435,538)			18,209,920

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Floating Rate Notes 0.2%

Issue Description	Effective Yield	Principal Amount ($)	Value ($)
NEW YORK 0.2%
New York City Water & Sewer System Revenue Bonds 2nd General Resolution VRDN Series 2013 (JPMorgan Chase Bank)(g)(j) 06/15/50	0.010%	6,600,000	6,600,000
Total Floating Rate Notes (Cost: $6,600,000)			6,600,000

Money Market Fund 1.4%

	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, 0.000%(k)	20,069,335	20,069,335
JPMorgan Municipal Money Market Fund, 0.010%(k)	37,917,502	37,917,502
Total Money Market Funds (Cost: $57,986,837)		57,986,837
Total Investments (Cost: $3,761,543,506)		4,068,960,153
Other Assets & Liabilities, Net		25,935,617
Net Assets		4,094,895,770

Notes to Portfolio of Investments

(a)  Income from this security may be subject to alternative minimum tax.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $81,968,139 or 2.00% of net assets.

(c)  Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2015, the value of these securities amounted to $60,956,061 or 1.49% of net assets.

(d)  Identifies securities considered by the Investment Manager to be illiquid and may be difficult to sell. The aggregate value of such securities at July 31, 2015 was $21,793,962, which represents 0.53% of net assets. Information concerning such security holdings at July 31, 2015 is as follows:

Security Description	Acquisition Dates	Cost ($)
Boston Industrial Development Financing Authority Revenue Bonds Crosstown Center Project Senior Series 2002 AMT 09/01/35 6.500%	09/20/2002 - 04/07/2008	4,956,280
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004 10/01/13 13.000%	05/14/2010	352,656
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004 10/01/15 8.375%	10/04/2004 - 05/14/2010	1,691,224
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2004 10/01/19 8.750%	10/04/2004 - 05/14/2010	8,381,812
Cabazon Band Mission Indians Revenue Bonds Mortgage Notes Series 2010 10/01/20 8.375%	05/14/2010	1,415,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost ($)
California Municipal Finance Authority Revenue Bonds UTS Renewable Energy-Waste Water Facilities Series 2011 AMT 12/01/32 7.500%	12/22/2011	1,830,000
Capital Trust Agency, Inc. Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B 07/15/32 7.000%	07/23/2008	1,820,000
Durham Housing Authority Revenue Bonds Magnolia Pointe Apartments Series 2005 AMT 02/01/38 5.650%	12/18/2006	3,102,997
Indianapolis Airport Authority Revenue Bonds Special Facilities-United Air Lines Project Series 1995A AMT 11/15/31 6.500%	10/17/1995 - 10/31/2012	780,786
Massachusetts Development Finance Agency Revenue Bonds Linden Ponds, Inc. Facility Series 2011B 11/15/56 0.000%	07/07/2008 - 06/04/2011	10,062
Middlesex County Improvement Authority Subordinated Revenue Bonds Heldrich Center Hotel Series 2005B 01/01/37 6.250%	03/18/2005	3,865,993
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Series 2005C 01/01/37 8.750%	09/25/2007	1,461,135
Rankin County Five Lakes Utility District Series 1994 07/15/37 7.000%	10/02/2007	445,000
Resolution Trust Corp. Pass-Through Certificates Series 1993A 12/01/16 8.500%	08/27/1993	6,635,517
Toledo-Lucas County Port Authority Special Assessment Bonds Town Square at Levi Commons Series 2007 11/01/36 5.400%	08/15/2007	2,605,000

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2015, the value of these securities amounted to $6,167,418, which represents 0.15% of net assets.

(f)  Zero coupon bond.

(g)  Variable rate security.

(h)  Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Notes to Portfolio of Investments (continued)

(i)  The Fund entered into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trust funds the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The municipal bonds transferred to the trusts remain in the Fund's Portfolio of Investments.

(j)  The Fund is entitled to receive principal and interest from the guarantor after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity.

(k)  The rate shown is the seven-day current annualized yield at July 31, 2015.

Abbreviation Legend

AGM  Assured Guaranty Municipal Corporation

AMBAC  Ambac Assurance Corporation

AMT  Alternative Minimum Tax

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

IBC  Insurance Bond Certificate

MGIC  Mortgage Guaranty Insurance Corporation

NPFGC  National Public Finance Guarantee Corporation

TCRS  Transferable Custodial Receipts

VRDN  Variable Rate Demand Note

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Municipal Bonds	—	3,986,163,396	—	3,986,163,396
Municipal Bonds Held in Trust	—	18,209,920	—	18,209,920
Floating Rate Notes	—	6,600,000	—	6,600,000
Money Market Funds	57,986,837	—	—	57,986,837
Total Investments	57,986,837	4,010,973,316	—	4,068,960,153

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets
Investments, at value
(identified cost $3,761,543,506)	$4,068,960,153
Receivable for:
Investments sold	2,521,339
Capital shares sold	12,626,266
Interest	45,538,922
Prepaid expenses	43,030
Trustees' deferred compensation plan	374,289
Total assets	4,130,063,999
Liabilities
Short-term floating rate notes outstanding	12,000,000
Payable for:
Investments purchased	255,620
Investments purchased on a delayed delivery basis	2,601,714
Capital shares purchased	4,698,304
Dividend distributions to shareholders	14,340,200
Investment management fees	41,578
Distribution and/or service fees	20,046
Transfer agent fees	400,690
Administration fees	6,620
Compensation of board members	46,201
Chief compliance officer expenses	183
Other expenses	382,784
Trustees' deferred compensation plan	374,289
Total liabilities	35,168,229
Net assets applicable to outstanding capital stock	$4,094,895,770
Represented by
Paid-in capital	$3,819,846,515
Undistributed net investment income	21,311,418
Accumulated net realized loss	(53,678,810)
Unrealized appreciation (depreciation) on:
Investments	307,416,647
Total — representing net assets applicable to outstanding capital stock	$4,094,895,770

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class A
Net assets	$3,238,956,189
Shares outstanding	233,973,520
Net asset value per share	$13.84
Maximum offering price per share(a)	$14.27
Class B
Net assets	$2,041,341
Shares outstanding	147,608
Net asset value per share	$13.83
Class C
Net assets	$99,273,102
Shares outstanding	7,174,252
Net asset value per share	$13.84
Class R4
Net assets	$1,634,254
Shares outstanding	118,085
Net asset value per share	$13.84
Class R5
Net assets	$622,360
Shares outstanding	44,965
Net asset value per share	$13.84
Class Z
Net assets	$752,368,524
Shares outstanding	54,343,659
Net asset value per share	$13.84

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Dividends	$3,339
Interest	201,235,441
Total income	201,238,780
Expenses:
Investment management fees	15,029,336
Distribution and/or service fees
Class A	6,628,301
Class B	26,762
Class C	928,289
Transfer agent fees
Class A	3,893,773
Class B	3,301
Class C	114,877
Class R4	1,786
Class R5	192
Class Z	731,784
Administration fees	2,394,304
Compensation of board members	98,575
Custodian fees	27,896
Printing and postage fees	191,302
Registration fees	118,506
Professional fees	168,444
Interest expense	76,834
Chief compliance officer expenses	2,009
Other	121,284
Total expenses	30,557,555
Fees waived by Distributor — Class C	(160,023)
Expense reductions	(3,912)
Total net expenses	30,393,620
Net investment income	170,845,160
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	39,508,642
Net realized gain	39,508,642
Net change in unrealized appreciation (depreciation) on:
Investments	(37,400,245)
Net change in unrealized depreciation	(37,400,245)
Net realized and unrealized gain	2,108,397
Net increase in net assets resulting from operations	$172,953,557

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014(a)
Operations
Net investment income	$170,845,160	$179,427,457
Net realized gain	39,508,642	10,851,509
Net change in unrealized appreciation (depreciation)	(37,400,245)	113,164,811
Net increase in net assets resulting from operations	172,953,557	303,443,777
Distributions to shareholders
Net investment income
Class A	(138,541,543)	(146,368,923)
Class B	(96,524)	(164,148)
Class C	(3,512,467)	(3,666,007)
Class R4	(66,353)	(30,965)
Class R5	(17,129)	(2,624)
Class Z	(27,232,176)	(26,565,323)
Total distributions to shareholders	(169,466,192)	(176,797,990)
Increase (decrease) in net assets from capital stock activity	108,986,662	(456,194,559)
Proceeds from regulatory settlements (Note 6)	1,138,577	—
Total increase (decrease) in net assets	113,612,604	(329,548,772)
Net assets at beginning of year	3,981,283,166	4,310,831,938
Net assets at end of year	$4,094,895,770	$3,981,283,166
Undistributed net investment income	$21,311,418	$18,789,073

(a) Class R5 shares are based on operations from December 11, 2013 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	9,167,141	128,420,367	6,427,346	87,089,242
Distributions reinvested	8,086,782	113,294,556	8,768,016	118,551,845
Redemptions	(23,038,191)	(322,256,213)	(40,533,666)	(544,036,422)
Net decrease	(5,784,268)	(80,541,290)	(25,338,304)	(338,395,335)
Class B shares
Subscriptions	8,859	123,601	3,698	50,836
Distributions reinvested	5,815	81,431	10,394	140,071
Redemptions(b)	(116,342)	(1,627,299)	(201,463)	(2,711,432)
Net decrease	(101,668)	(1,422,267)	(187,371)	(2,520,525)
Class C shares
Subscriptions	1,189,363	16,642,965	679,353	9,253,314
Distributions reinvested	206,104	2,885,662	219,288	2,962,618
Redemptions	(929,181)	(12,981,541)	(2,073,103)	(27,750,794)
Net increase (decrease)	466,286	6,547,086	(1,174,462)	(15,534,862)
Class R4 shares
Subscriptions	39,946	558,043	92,894	1,256,619
Distributions reinvested	4,707	65,898	2,250	30,732
Redemptions	(23,563)	(330,615)	(5,956)	(80,637)
Net increase	21,090	293,326	89,188	1,206,714
Class R5 shares
Subscriptions	23,203	322,245	22,473	309,657
Distributions reinvested	1,191	16,669	176	2,434
Redemptions	(2,002)	(27,880)	(76)	(1,053)
Net increase	22,392	311,034	22,573	311,038
Class Z shares
Subscriptions	16,880,119	235,743,464	2,584,409	35,044,075
Distributions reinvested	683,300	9,573,139	651,192	8,808,391
Redemptions	(4,396,012)	(61,517,830)	(10,851,508)	(145,114,055)
Net increase (decrease)	13,167,407	183,798,773	(7,615,907)	(101,261,589)
Total net increase (decrease)	7,791,239	108,986,662	(34,204,283)	(456,194,559)

(a) Class R5 shares are based on operations from December 11, 2013 (commencement of operations) through the stated period end.

(b) Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,								Year Ended November 30,
Class A	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$13.82		$13.38		$14.27		$13.43		$13.13		$13.05
Income from investment operations:
Net investment income	0.59		0.60		0.57		0.39		0.58		0.59
Net realized and unrealized gain (loss)	0.02		0.43		(0.89)		0.83		0.31		0.08
Total from investment operations	0.61		1.03		(0.32)		1.22		0.89		0.67
Less distributions to shareholders:
Net investment income	(0.59)		(0.59)		(0.57)		(0.38)		(0.59)		(0.59)
Total distributions to shareholders	(0.59)		(0.59)		(0.57)		(0.38)		(0.59)		(0.59)
Proceeds from regulatory settlements	0.00	(b)	—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$13.84		$13.82		$13.38		$14.27		$13.43		$13.13
Total return	4.41	%(c)	7.89%		(2.42%)		9.18%		7.00%		5.12%
Ratios to average net assets(d)
Total gross expenses	0.77	%(e)	0.77	%(e)	0.76	%(e)	0.76	%(e)(f)	0.76	%(e)	0.80	%(e)
Total net expenses(g)	0.77	%(e)(h)	0.77	%(e)(h)	0.76	%(e)(h)	0.76	%(e)(f)(h)	0.75	%(e)(h)	0.80	%(e)(h)
Net investment income	4.21%		4.44%		4.02%		4.17	%(f)	4.41%		4.43%
Supplemental data
Net assets, end of period (in thousands)	$3,238,956		$3,314,256		$3,546,639		$3,848,957		$3,708,744		$1,305,921
Portfolio turnover	13%		10%		8%		5%		11%		11%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended November 30,
Class B	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$13.81		$13.37		$14.26		$13.42		$13.13		$13.05
Income from investment operations:
Net investment income	0.48		0.50		0.46		0.32		0.48		0.49
Net realized and unrealized gain (loss)	0.02		0.43		(0.89)		0.84		0.30		0.08
Total from investment operations	0.50		0.93		(0.43)		1.16		0.78		0.57
Less distributions to shareholders:
Net investment income	(0.48)		(0.49)		(0.46)		(0.32)		(0.49)		(0.49)
Total distributions to shareholders	(0.48)		(0.49)		(0.46)		(0.32)		(0.49)		(0.49)
Proceeds from regulatory settlements	0.00	(b)	—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$13.83		$13.81		$13.37		$14.26		$13.42		$13.13
Total return	3.63	%(c)	7.09%		(3.15%)		8.68%		6.12%		4.34%
Ratios to average net assets(d)
Total gross expenses	1.52	%(e)	1.52	%(e)	1.51	%(e)	1.51	%(e)(f)	1.51	%(e)	1.55	%(e)
Total net expenses(g)	1.52	%(e)(h)	1.52	%(e)(h)	1.51	%(e)(h)	1.51	%(e)(f)(h)	1.50	%(e)(h)	1.55	%(e)(h)
Net investment income	3.46%		3.69%		3.26%		3.41	%(f)	3.65%		3.69%
Supplemental data
Net assets, end of period (in thousands)	$2,041		$3,442		$5,836		$9,008		$12,630		$6,817
Portfolio turnover	13%		10%		8%		5%		11%		11%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended November 30,
Class C	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$13.82		$13.37		$14.26		$13.43		$13.13		$13.05
Income from investment operations:
Net investment income	0.51		0.54		0.49		0.33		0.50		0.51
Net realized and unrealized gain (loss)	0.01		0.44		(0.89)		0.83		0.31		0.08
Total from investment operations	0.52		0.98		(0.40)		1.16		0.81		0.59
Less distributions to shareholders:
Net investment income	(0.50)		(0.53)		(0.49)		(0.33)		(0.51)		(0.51)
Total distributions to shareholders	(0.50)		(0.53)		(0.49)		(0.33)		(0.51)		(0.51)
Proceeds from regulatory settlements	0.00	(b)	—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$13.84		$13.82		$13.37		$14.26		$13.43		$13.13
Total return	3.80	%(c)	7.48%		(2.97%)		8.70%		6.36%		4.49%
Ratios to average net assets(d)
Total gross expenses	1.52	%(e)	1.52	%(e)	1.51	%(e)	1.51	%(e)(f)	1.52	%(e)	1.55	%(e)
Total net expenses(g)	1.36	%(e)(h)	1.22	%(e)(h)	1.31	%(e)(h)	1.36	%(e)(f)(h)	1.36	%(e)(h)	1.40	%(e)(h)
Net investment income	3.63%		3.99%		3.47%		3.57	%(f)	3.82%		3.83%
Supplemental data
Net assets, end of period (in thousands)	$99,273		$92,689		$105,414		$93,117		$81,742		$37,377
Portfolio turnover	13%		10%		8%		5%		11%		11%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R4	2015		2014		2013(a)
Per share data
Net asset value, beginning of period	$13.82		$13.37		$14.23
Income from investment operations:
Net investment income	0.62		0.63		0.22
Net realized and unrealized gain (loss)	0.01		0.44		(0.86)
Total from investment operations	0.63		1.07		(0.64)
Less distributions to shareholders:
Net investment income	(0.61)		(0.62)		(0.22)
Total distributions to shareholders	(0.61)		(0.62)		(0.22)
Proceeds from regulatory settlements	0.00	(b)	—		—
Net asset value, end of period	$13.84		$13.82		$13.37
Total return	4.62	%(c)	8.18%		(4.56%)
Ratios to average net assets(d)
Total gross expenses	0.57	%(e)	0.57	%(e)	0.56	%(e)(f)
Total net expenses(g)	0.57	%(e)(h)	0.57	%(e)(h)	0.56	%(e)(f)(h)
Net investment income	4.42%		4.63%		4.39	%(f)
Supplemental data
Net assets, end of period (in thousands)	$1,634		$1,340		$104
Portfolio turnover	13%		10%		8%

Notes to Financial Highlights

(a)  Based on operations from March 19, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class R5	2015		2014(a)
Per share data
Net asset value, beginning of period	$13.82		$13.27
Income from investment operations:
Net investment income	0.63		0.41
Net realized and unrealized gain	0.01		0.54
Total from investment operations	0.64		0.95
Less distributions to shareholders:
Net investment income	(0.62)		(0.40)
Total distributions to shareholders	(0.62)		(0.40)
Proceeds from regulatory settlements	0.00	(b)	—
Net asset value, end of period	$13.84		$13.82
Total return	4.69	%(c)	7.24%
Ratios to average net assets(d)
Total gross expenses	0.50	%(e)	0.51	%(e)(f)
Total net expenses(g)	0.50	%(e)	0.51	%(e)(f)
Net investment income	4.51%		4.69	%(f)
Supplemental data
Net assets, end of period (in thousands)	$622		$312
Portfolio turnover	13%		10%

Notes to Financial Highlights

(a)  Based on operations from December 11, 2013 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,								Year Ended November 30,
Class Z	2015		2014		2013		2012(a)		2011		2010
Per share data
Net asset value, beginning of period	$13.82		$13.38		$14.27		$13.43		$13.13		$13.05
Income from investment operations:
Net investment income	0.62		0.63		0.60		0.41		0.61		0.62
Net realized and unrealized gain (loss)	0.01		0.43		(0.90)		0.83		0.30		0.07
Total from investment operations	0.63		1.06		(0.30)		1.24		0.91		0.69
Less distributions to shareholders:
Net investment income	(0.61)		(0.62)		(0.59)		(0.40)		(0.61)		(0.61)
Total distributions to shareholders	(0.61)		(0.62)		(0.59)		(0.40)		(0.61)		(0.61)
Proceeds from regulatory settlements	0.00	(b)	—		—		0.00	(b)	—		0.00	(b)
Net asset value, end of period	$13.84		$13.82		$13.38		$14.27		$13.43		$13.13
Total return	4.62	%(c)	8.10%		(2.22%)		9.32%		7.16%		5.33%
Ratios to average net assets(d)
Total gross expenses	0.57	%(e)	0.57	%(e)	0.56	%(e)	0.56	%(e)(f)	0.59	%(e)	0.60	%(e)
Total net expenses(g)	0.57	%(e)(h)	0.57	%(e)(h)	0.56	%(e)(h)	0.56	%(e)(f)(h)	0.56	%(e)(h)	0.60	%(e)(h)
Net investment income	4.41%		4.63%		4.21%		4.37	%(f)	4.68%		4.63%
Supplemental data
Net assets, end of period (in thousands)	$752,369		$569,243		$652,839		$780,836		$716,844		$793,302
Portfolio turnover	13%		10%		8%		5%		11%		11%

Notes to Financial Highlights

(a)  For the period from December 1, 2011 to July 31, 2012. During the period, the Fund's fiscal year end was changed from November 30 to July 31.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.03%.

(d)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(e)  Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.

(f)  Annualized.

(g)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. In addition, Class A shares purchased on or after February 19, 2015 are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase. Redemptions of Class A shares purchased prior to February 19, 2015, without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase, are subject to a CDSC of 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year after purchase.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund's prospectus.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Inverse Floater Program Transactions

The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2015 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2015, the average value of short-term floating rate notes outstanding was $12,000,000 and the annualized average interest rate and fees related to these short-term floating rate notes was 0.05% and 0.52%.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.41% to 0.25% as the Fund's net assets increase. The effective investment management fee rate for the year ended July 31, 2015 was 0.37% of the Fund's average daily net assets.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% as the Fund's net assets increase. The effective administration fee rate for the year ended July 31, 2015 was 0.06% of the Fund's average daily net assets.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended July 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.12%
Class B	0.12
Class C	0.12
Class R4	0.12
Class R5	0.05
Class Z	0.12

The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds' former transfer agent.

The lease and the Guaranty expire in January 2019. At July 31, 2015, the Fund's total potential future obligation over the life of the Guaranty is $409,993. The liability remaining at July 31, 2015 for non-recurring charges associated with the lease amounted to $240,918 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, these minimum account balance fees reduced total expenses of the Fund by $3,912.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

Effective December 1, 2014, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.65% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time. Prior to December 1, 2014, the Distributor voluntarily waived a portion of the distribution fee for Class C shares so that the distribution fee did not exceed 0.45% annually of the average daily net assets attributable to Class C shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $1,550,098 for Class A, $234 for Class B and $7,408 for Class C shares for the year ended July 31, 2015.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Fund's expense ratio is subject to an expense reimbursement arrangement pursuant to which fees will be waived and/or expenses reimbursed (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the annual rates of:

	Voluntary Expense Cap Effective December 1, 2014	Contractual Expense Cap Prior to December 1, 2014
Class A	0.80%	0.81%
Class B	1.55	1.56
Class C	1.55	1.56
Class R4	0.60	0.61
Class R5	0.56	0.57
Class Z	0.60	0.61

The voluntary expense cap arrangement may be revised or discontinued at any time. Under the arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest from fixed income securities, Trustees' deferred compensation, distributions, proceeds from regulatory settlements and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,143,377
Accumulated net realized loss	(4,802)
Paid-in capital	(1,138,575)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015	2014
Ordinary income	$2,312,779	$600,042
Tax-exempt income	167,153,413	176,197,948
Total	169,466,192	176,797,990

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	29,430,048
Capital loss carryforwards	(45,506,818)
Net unrealized appreciation	326,232,253

At July 31, 2015, the cost of investments for federal income tax purposes was $3,742,727,900 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$383,399,361
Unrealized depreciation	(57,167,108)
Net unrealized appreciation	326,232,253

The following capital loss carryforwards, determined at July 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2016	24,820,789
2018	6,621,391
2019	14,064,638
Total	45,506,818

For the year ended July 31, 2015, $26,360,488 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements.

However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $651,224,986 and $510,570,895, respectively, for the year ended July 31, 2015. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Regulatory Settlements

During the year ended July 31, 2015, the Fund received $1,138,577 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (neither the Fund nor the Investment Manager were a party to the proceeding). The payments have been included in Proceeds from regulatory settlements in the Statement of Changes in Net Assets.

Note 7. Shareholder Concentration

At July 31, 2015, one unaffiliated shareholder of record owned 10.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 41.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Fund (the "Fund," a series of Columbia Funds Series Trust I) at July 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2015

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

FEDERAL INCOME TAX INFORMATION

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2015. Shareholders will be notified in early 2016 of the amounts for use in preparing 2015 income tax returns.

Tax Designations:

Exempt-Interest Dividends	98.64%

Exempt-Interest Dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Tax-Exempt Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement and, together with the Advisory Agreement, the Agreements) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on December 1, 2015, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement.

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from December 31, 2015 through November 30, 2016;

•  The terms and conditions of the Agreements;

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement1 and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

1 Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the thirty-fourth, twenty-seventh and twenty-fourth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund was sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the 1st and 3rd quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding the Investment Manager's financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources. The Committee and the Board noted that the investment advisory and management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT (continued)

Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement.

Annual Report 2015

COLUMBIA TAX-EXEMPT FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015

Columbia Tax-Exempt Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN233_07_E01_(09/15)

ANNUAL REPORT

July 31, 2015

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

ABOUT COLUMBIA THREADNEEDLE INVESTMENTS

Columbia Threadneedle Investments is a leading global asset management group that provides a broad range of actively managed investment strategies and solutions for individual, institutional and corporate clients around the world.

With more than 2,000 people, including over 450 investment professionals based in North America, Europe and Asia, we manage $503 billion* of assets across developed and emerging market equities, fixed income, asset allocation solutions and alternatives. We are the 13th largest manager of long-term mutual fund assets in the U.S.** and the 4th largest manager of retail funds in the U.K.***

Our priority is the investment success of our clients. We aim to deliver the investment outcomes they expect through an investment approach that is team-based, performance-driven and risk-aware. Our culture is dynamic and interactive. By sharing our insights across asset classes and geographies, we generate richer perspectives on global, regional and local investment landscapes. The ability to exchange and debate investment ideas in a collaborative environment enriches our teams' investment processes. More importantly, it results in better informed investment decisions for our clients.

Columbia funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

  *  In U.S. dollars as of June 30, 2015. Source: Ameriprise Q2 Earnings Release. Includes all assets managed by entities in the Columbia and Threadneedle groups of companies. Contact us for more current data.

  **  Source: ICI as of June 30, 2015 for Columbia Management Investment Advisers, LLC.

  ***  Source: Investment Association as of June 2015 for Threadneedle Asset Management Limited.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

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*Columbia Threadneedle Investor Newsletter was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications in 2011, 2012 and 2013. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

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Register your information online at columbiathreadneedle.com/us/subscribe and select the publications you would like to receive. Update your subscriptions at any time by accessing the email subscription center.

PRESIDENT'S MESSAGE

Dear Shareholder,

Today's investors are typically focused on outcomes, like living a certain retirement lifestyle, paying for college education or building a legacy. But in today's complex global investment landscape, even simple goals are not easily achieved.

At Columbia Threadneedle Investments, we aspire to help satisfy five core needs of today's investors:

■  Generate an appropriate stream of income in retirement
Traditional approaches to generating income may not provide the diversification benefits they once did, and they may actually introduce unwanted risk in today's market. To seek to improve your potential to live comfortably long term, we endeavor to pursue investments that explore less traveled paths to income.

■  Navigate a changing interest rate environment
Today's uncertain market environment includes the prospect of a rise in interest rates. Blending traditional investments with non-traditional or alternative products may help protect your wealth during periods of volatility. We can attempt to help strengthen your portfolio with agile products designed to take on the market's ups and downs.

■  Maximize after-tax returns
In an environment where what you keep may be more important than what you earn, municipal bonds can help mitigate high tax burdens while providing potentially attractive yields. Our state and federal tax-exempt products are aimed at helping investors manage risk, minimize the fluctuation of capital and grow wealth on a more tax-efficient basis.

■  Grow assets to achieve financial goals
We believe that finding and protecting growth comes from a disciplined security selection process designed to create excess return. Our goal is to provide investment solutions built to help you face today's market challenges and grow your assets at each crossroad of your journey.

■  Ease the impact of volatile markets
Despite a bull market run that has benefited many investors over the past several years, it's important to remember the lessons of 2008 and the value that a well-diversified portfolio may provide through times of market volatility. We are here to help you hold onto the savings you have worked tirelessly to amass, and to provide you the best opportunity to maintain your standard of living regardless of market conditions.

Find out today how we can help you confidently invest to realize your dreams. Please visit us at blog.columbiathreadneedleus.com/our-best-ideas to learn more about our unique investment solutions.

The world is constantly changing, but our priority remains the same: to help you secure your finances, meet your goals and achieve success. Thank you for your continued investment with us.

Sincerely,

Christopher O. Petersen
President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit columbiathreadneedle.com/us. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2015 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2015

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiathreadneedle.com/us or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance Overview	3
Manager Discussion of Fund Performance	5
Understanding Your Fund's Expenses	8
Portfolio of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers	34
Board Consideration and Approval of Advisory Agreement and Subadvisory Agreement	38
Important Information About This Report	43

Annual Report 2015

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

PERFORMANCE OVERVIEW

Performance Summary

■  Columbia Global Inflation-Linked Bond Plus Fund (the Fund) Class Z shares returned 2.73% for the 12-month period ended July 31, 2015.

■  The Fund underperformed its benchmark, the Barclays Global Inflation-Linked Index (USD) Hedged, which returned 4.93% for the same time period.

■  The Fund's performance was constrained during the period as its holdings of Treasury Inflation Protected Securities (TIPS) were hurt by a decline in U.S. inflation expectations, as well by a relatively conservative stance with respect to duration and corresponding interest rate sensitivity in core Europe.

Average Annual Total Returns (%) (for period ended July 31, 2015)

	Inception	1 Year	Life
Class I	03/12/14	2.93	5.11
Class W*	06/25/14	2.51	4.74
Class Z	03/12/14	2.73	4.96
Barclays Global Inflation-Linked Index (USD) Hedged		4.93	6.39

Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/us or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class Z shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedle.com/us/investment-products/mutual-funds/appended-performance for more information.

The Barclays Global Inflation-Linked Index (USD) Hedged includes securities which offer the potential for protection against inflation as their cash flows are linked to an underlying inflation index. All securities included in the index have to be issued by an investment-grade rated sovereign in its local currency. The index represents a standalone multi-currency index exposed to the real yield curve for each relevant currency.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2015
3

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

PERFORMANCE OVERVIEW (continued)

Performance of a Hypothetical $10,000 Investment (March 12, 2014 – July 31, 2015)

The chart above shows the change in value of a hypothetical $10,000 investment in Class Z shares of Columbia Global Inflation-Linked Bond Plus Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2015
4

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

MANAGER DISCUSSION OF FUND PERFORMANCE

At July 31, 2015, approximately 99% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.

For the 12-month period that ended July 31, 2015, the Fund's Class Z shares returned 2.73%. The Fund's benchmark, the Barclays Global Inflation-Linked Index (USD) Hedged, returned 4.93% over the same time period. The Fund's performance was constrained during the period as its holdings of Treasury Inflation Protected Securities (TIPS) were hurt by a decline in U.S. inflation expectations, as well by a relatively conservative stance with respect to duration and corresponding interest rate sensitivity in core Europe.

Inflation Expectations Tempered by Strong U.S. Dollar, Weak Oil Price

Returns for inflation-linked sovereign bonds are influenced not only by changes in inflation expectations, but also the direction of nominal yields in those markets. The latter factor was generally supportive of fixed-income securities, including inflation-linkers, for the 12 months ended July 31, 2015, as interest rates generally drifted downward. The U.S. bond market appeared to be comfortable with the trajectory of the U.S. Federal Reserve (the Fed), as it tapered its purchases of longer term bonds towards zero, while actively monitoring conditions with an eye toward beginning to hike its benchmark short term interest rate. Even as the Fed was preparing to tighten policy, the European Central Bank (ECB), Bank of Japan, and People's Bank of China stepped up efforts to suppress borrowing costs and stimulate their respective economies.

The result of these diverging central bank policies was increased support for the dollar against other leading currencies and a perception that there was little risk of an acceleration in U.S. inflation. The U.S. inflation outlook was further undermined by a collapse in the price of crude oil and commodities generally over the latter part of 2014, driven largely by concerns over slowing growth in China. So-called "headline inflation," which includes energy and food prices, was nearly flat for the 12-month reporting period, despite reasonable strength in key sectors such as housing. Against this backdrop of subdued inflation expectations, U.S. break-even rates (the difference between yields on nominal Treasuries and those for comparable-maturity TIPS) declined over the period, leading to negative price performance for TIPS. By contrast, performance for inflation-linked instruments in Europe was generally positive, as investors viewed the ECB's purchases of sovereign bonds as likely to have the desired impact of helping to reflate Eurozone economies.

Portfolio Management

Orhan Imer, Ph.D., CFA

Dave Chappell

Quality Breakdown (%) (at July 31, 2015)
AAA rating	38.5
AA rating	28.5
BBB rating	6.3
Not rated	26.7
Total	100.0

Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody's, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund's subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.

Annual Report 2015
5

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Country Breakdown (%) (at July 31, 2015)
Australia	2.3
Brazil	1.4
France	8.4
Germany	1.3
Italy	8.8
Spain	2.0
Sweden	1.0
United Kingdom	24.5
United States(a)	50.3
Total	100.0

Country Breakdown is based primarily on issuer's place of organization/incorporation. The Fund may use this and/or other criteria, for purposes of its investment policies, in determining whether an issuer is domestic (U.S.) or foreign. Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Diverging Central Bank Policies Drive Performance

With respect to its U.S. TIPS exposure, the Fund was positioned for a strengthening in expectations for U.S. inflation, and this acted as a constraint on returns as break-even rates declined. The break-even rate refers to the difference between the yield on a nominal fixed-rate bond and the real yield on an inflation-linked bond of similar maturity and credit quality. The Fund was positioned overall to benefit from a steepening in the TIPS break-even curve, adding modestly to relative return as inflation expectations held up better over longer horizons. An emphasis on the long-end of the TIPS maturity spectrum also helped performance, as this segment benefited the most from the backdrop of declining nominal yields.

In Europe, the Fund maintained a shorter duration and corresponding interest rate sensitivity than the benchmark in the core markets of Germany and France, constraining returns to a degree as rates declined in those markets. An emphasis on inflation-linked bonds in peripheral European markets, most notably Italy but also Spain and Portugal, added to relative return. Nominal sovereign yield spreads narrowed for peripherals vs. core markets, helping support returns for inflation-linkers along with other fixed-income assets in those markets.

While the Fund is permitted to utilize leverage, it did not do so during the period as we took a conservative approach with respect to the direction of interest rates. We invested in forward contracts to manage currency risk, seeking to mitigate the impact of changing exchange rates on Fund returns from investments denominated in foreign currencies. These forward contracts had a positive impact on the Fund's performance. We also invested in highly liquid, widely traded Treasury futures contracts to help manage overall portfolio duration and corresponding sensitivity to changes in market interest rates. These futures contracts had a negative impact on Fund performance. Overall derivatives usage, however, impacted the Fund's performance positively.

Looking Ahead

With respect to the principal constituents of its benchmark, the Fund is currently slightly overweight the U.S. at the expense of the U.K., based on an assessment of relative valuation, while maintaining a basically neutral allocation to Europe. In Europe, we continue to be overweight the peripheral versus core economies.

Overall, the Fund remains positioned at this time for inflation to surprise the market on the upside. Expectations for U.S. headline inflation, which drive movements in TIPS break-even rates, appear to reflect more sustained weakness in energy prices than we anticipate. In addition, our current view is that the dollar has likely already experienced most of the positive impact from the anticipation of Fed tightening, and that it could ease from current levels. With the Fed appearing to approach the beginning of a tightening cycle, the Fund is positioned at this time for a flattening of the U.S. yield curve, and overall portfolio duration is somewhat lower than the benchmark.

Annual Report 2015
6

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

MANAGER DISCUSSION OF FUND PERFORMANCE (continued)

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund's income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Interest payments on inflation-protected securities may be more volatile than interest payments on ordinary bonds. In periods of deflation, these securities may provide no income. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund's prospectus for more information on these and other risks.

Annual Report 2015
7

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

UNDERSTANDING YOUR FUND'S EXPENSES

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

February 1, 2015 – July 31, 2015

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class I	1,000.00	1,000.00	978.70	1,021.19	3.70	3.78	0.75
Class W	1,000.00	1,000.00	976.70	1,019.20	5.67	5.79	1.15
Class Z	1,000.00	1,000.00	978.00	1,020.44	4.44	4.53	0.90

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2015
8

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

PORTFOLIO OF INVESTMENTS

July 31, 2015

(Percentages represent value of investments compared to net assets)

Inflation-Indexed Bonds(a) 81.1%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
AUSTRALIA 2.3%
Australia Government Bond 09/20/30	2.500%	AUD	39,383	35,642
Australia Government Index-Linked Bond 09/20/25	3.000%	AUD	69,203	62,895
Total				98,537
BRAZIL 1.4%
Brazil Notas do Tesouro Nacional 08/15/40	6.000%	BRL	214,240	60,786
FRANCE 8.5%
France Government Bond OAT 07/25/24	0.250%	EUR	229,545	269,290
France Government Bond OAT 07/25/18	0.250%	EUR	83,554	94,440
Total				363,730
GERMANY 1.3%
Bundesrepublik Deutschland Bundesobligation Inflation-Linked Bond 04/15/30	0.500%	EUR	45,666	57,465
ITALY 8.8%
Italy Buoni Poliennali Del Tesoro 09/15/16	2.100%	EUR	161,270	180,897
09/15/23	2.600%	EUR	57,329	72,857
09/15/35	2.350%	EUR	66,031	87,695
09/15/41	2.550%	EUR	27,279	37,494
Total				378,943
SPAIN 2.0%
Spain Government Inflation-Linked Bond(b) 11/30/24	1.800%	EUR	70,395	84,112
SWEDEN 1.0%
Sweden Inflation-Linked Bond 06/01/25	1.000%	SEK	325,004	43,645
UNITED KINGDOM 24.6%
United Kingdom Gilt Inflation-Linked Bond 03/22/29	0.125%	GBP	76,210	134,103
03/22/34	0.750%	GBP	155,828	318,499
03/22/44	0.125%	GBP	92,764	189,051
11/22/47	0.750%	GBP	25,504	63,557
03/22/52	0.250%	GBP	64,073	148,114
03/22/62	0.375%	GBP	63,571	176,066
03/22/68	0.125%	GBP	10,352	28,400
Total				1,057,790

Inflation-Indexed Bonds(a) (continued)

Issuer	Coupon RatePrincipal Amount ($)		Value ($)
UNITED STATES 31.2%
U.S. Treasury Inflation-Indexed Bond 04/15/20	0.125%	25,387	25,357
01/15/21	1.125%	163,065	171,142
01/15/24	0.625%	112,110	113,494
01/15/25	2.375%	44,156	51,728
01/15/26	2.000%	215,667	247,074
01/15/28	1.750%	113,513	128,890
04/15/28	3.625%	58,811	80,154
01/15/29	2.500%	110,762	136,808
04/15/32	3.375%	20,096	28,406
02/15/40	2.125%	165,036	204,967
02/15/43	0.625%	10,343	9,278
02/15/44	1.375%	102,036	110,071
02/15/45	0.750%	40,395	37,356
Total			1,344,725
Total Inflation-Indexed Bonds (Cost: $3,491,439)			3,489,733

Money Market Funds 19.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.124%(c)(d)	823,504	823,504
Total Money Market Funds (Cost: $823,504)		823,504
Total Investments (Cost: $4,314,943)		4,313,237
Other Assets & Liabilities, Net		(6,500)
Net Assets		4,306,737

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
9

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

At July 31, 2015, cash totaling $7,475 was pledged as collateral.

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at July 31, 2015

Counterparty	Exchange Date	Currency to be Delivered		Currency to be Received		Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Bank PLC	9/3/15	876,000	EUR	956,952	USD	—	(5,483)
Citigroup Global Markets Inc.	8/6/15	30,000	AUD	22,211	USD	285	—
Citigroup Global Markets Inc.	8/6/15	22,948	USD	30,000	AUD	—	(1,022)
Citigroup Global Markets Inc.	9/3/15	103,000	AUD	74,963	USD	—	(186)
Standard Chartered Bank	9/3/15	724,000	GBP	1,129,672	USD	—	(709)
Standard Chartered Bank	9/3/15	640,000	SEK	74,211	USD	—	(15)
UBS Securities	8/6/15	57,000	NZD	38,227	USD	608	—
UBS Securities	8/6/15	37,226	USD	57,000	NZD	393	—
UBS Securities	9/3/15	7,908	USD	12,000	NZD	—	(8)
Total						1,286	(7,423)

Futures Contracts Outstanding at July 31, 2015

Short Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
EURO-BOBL	(1)	EUR	(143,113)	09/2015	—	(70)
US 10YR NOTE (CBT)	(2)	USD	(254,875)	09/2015	—	(2,535)
US 5YR NOTE (CBT)	(4)	USD	(479,375)	09/2015	—	(1,884)
Total			(877,363)		—	(4,489)

Notes to Portfolio of Investments

(a)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2015, the value of these securities amounted to $84,112 or 1.95% of net assets.

(c)  The rate shown is the seven-day current annualized yield at July 31, 2015.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company's outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2015 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	167,057	1,911,934	(1,255,487)	823,504	280	823,504

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
10

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

EUR  Euro

GBP  British Pound

NZD  New Zealand Dollar

SEK  Swedish Krona

USD  US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset's or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
11

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2015

Fair Value Measurements (continued)

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at July 31, 2015:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments
Inflation-Indexed Bonds	—	3,489,733	—	3,489,733
Money Market Funds	823,504	—	—	823,504
Total Investments	823,504	3,489,733	—	4,313,237
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	1,286	—	1,286
Liabilities
Forward Foreign Currency Exchange Contracts	—	(7,423)	—	(7,423)
Futures Contracts	(4,489)	—	—	(4,489)
Total	819,015	3,483,596	—	4,302,611

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between levels during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
12

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2015

Assets
Investments, at value
Unaffiliated issuers (identified cost $3,491,439)	$3,489,733
Affiliated issuers (identified cost $823,504)	823,504
Total investments (identified cost $4,314,943)	4,313,237
Foreign currency (identified cost $5,926)	4,689
Margin deposits	7,475
Unrealized appreciation on forward foreign currency exchange contracts	1,286
Receivable for:
Investments sold	43,155
Capital shares sold	4
Dividends	70
Interest	8,589
Foreign tax reclaims	1,113
Variation margin	33
Expense reimbursement due from Investment Manager	544
Prepaid expenses	45
Trustees' deferred compensation plan	3,208
Total assets	4,383,448
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	7,423
Payable for:
Investments purchased	25,411
Capital shares purchased	965
Variation margin	2,688
Investment management fees	73
Administration fees	9
Printing and postage fees	5,632
Accounting fees	29,780
Other expenses	1,522
Trustees' deferred compensation plan	3,208
Total liabilities	76,711
Net assets applicable to outstanding capital stock	$4,306,737
Represented by
Paid-in capital	$4,378,998
Undistributed net investment income	2,281
Accumulated net realized loss	(60,770)
Unrealized appreciation (depreciation) on:
Investments	(1,706)
Foreign currency translations	(1,440)
Forward foreign currency exchange contracts	(6,137)
Futures contracts	(4,489)
Total — representing net assets applicable to outstanding capital stock	$4,306,737

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
13

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES (continued)

July 31, 2015

Class I
Net assets	$4,287,436
Shares outstanding	437,014
Net asset value per share	$9.81
Class W
Net assets	$9,492
Shares outstanding	971
Net asset value per share	$9.78
Class Z
Net assets	$9,809
Shares outstanding	1,000
Net asset value per share	$9.81

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
14

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

STATEMENT OF OPERATIONS

Year Ended July 31, 2015

Net investment income
Income:
Dividends — affiliated issuers	$280
Interest	40,380
Foreign taxes withheld	(606)
Total income	40,054
Expenses:
Investment management fees	28,329
Distribution and/or service fees
Class W	25
Transfer agent fees
Class W	31
Class Z	32
Administration fees	3,655
Compensation of board members	16,701
Custodian fees	5,010
Printing and postage fees	33,269
Registration fees	47,794
Professional fees	33,851
Chief compliance officer expenses	2
Other	9,921
Total expenses	178,620
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(144,298)
Total net expenses	34,322
Net investment income	5,732
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(60,786)
Foreign currency translations	(4,581)
Forward foreign currency exchange contracts	377,124
Futures contracts	(61,757)
Swap contracts	1,827
Net realized gain	251,827
Net change in unrealized appreciation (depreciation) on:
Investments	(91,903)
Foreign currency translations	(765)
Forward foreign currency exchange contracts	(30,130)
Futures contracts	1,132
Swap contracts	1,859
Net change in unrealized depreciation	(119,807)
Net realized and unrealized gain	132,020
Net increase in net assets resulting from operations	$137,752

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
15

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2015	Year Ended July 31, 2014(a)(b)
Operations
Net investment income	$5,732	$45,892
Net realized gain	251,827	43,694
Net change in unrealized appreciation (depreciation)	(119,807)	106,035
Net increase in net assets resulting from operations	137,752	195,621
Distributions to shareholders
Net investment income
Class I	(358,810)	—
Class W	(724)	—
Class Z	(779)	—
Net realized gains
Class I	(45,129)	—
Class W	(97)	—
Class Z	(100)	—
Total distributions to shareholders	(405,639)	—
Increase (decrease) in net assets from capital stock activity	(377,736)	4,736,739
Total increase (decrease) in net assets	(645,623)	4,932,360
Net assets at beginning of year	4,952,360	20,000
Net assets at end of year	$4,306,737	$4,952,360
Undistributed net investment income	$2,281	$60,680

(a) Based on operations from March 12, 2014 (commencement of operations) through the stated period end.

(b) Class W shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
16

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31, 2015		Year Ended July 31, 2014(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class I shares
Subscriptions	13,207	135,552	506,758	5,069,026
Distributions reinvested	40,305	403,041	—	—
Redemptions	(90,196)	(916,329)	(34,060)	(342,287)
Net increase (decrease)	(36,684)	(377,736)	472,698	4,726,739
Class W shares
Subscriptions	—	—	971	10,000
Net increase	—	—	971	10,000
Total net increase (decrease)	(36,684)	(377,736)	473,669	4,736,739

(a) Based on operations from March 12, 2014 (commencement of operations) through the stated period end.

(b) Class W shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
17

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund's portfolio turnover rate may be higher.

	Year Ended July 31,
Class I	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.41	$10.00
Income from investment operations:
Net investment income	0.01	0.10
Net realized and unrealized gain	0.29	0.31
Total from investment operations	0.30	0.41
Less distributions to shareholders:
Net investment income	(0.80)	—
Net realized gains	(0.10)	—
Total distributions to shareholders	(0.90)	—
Net asset value, end of period	$9.81	$10.41
Total return	2.93%	4.10%
Ratios to average net assets(b)
Total gross expenses	3.91%	2.18	%(c)
Total net expenses(d)	0.75%	0.75	%(c)
Net investment income	0.13%	2.44	%(c)
Supplemental data
Net assets, end of period (in thousands)	$4,287	$4,932
Portfolio turnover	29%	54%

Notes to Financial Highlights

(a)  Based on operations from March 12, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
18

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class W	2015	2014(a)
Per share data
Net asset value, beginning of period	$10.37	$10.30
Income from investment operations:
Net investment income (loss)	(0.03)	0.04
Net realized and unrealized gain	0.29	0.03
Total from investment operations	0.26	0.07
Less distributions to shareholders:
Net investment income	(0.75)	—
Net realized gains	(0.10)	—
Total distributions to shareholders	(0.85)	—
Net asset value, end of period	$9.78	$10.37
Total return	2.51%	0.68%
Ratios to average net assets(b)
Total gross expenses	4.49%	2.03	%(c)
Total net expenses(d)	1.15%	1.15	%(c)
Net investment income (loss)	(0.27%)	3.68	%(c)
Supplemental data
Net assets, end of period (in thousands)	$9	$10
Portfolio turnover	29%	54%

Notes to Financial Highlights

(a)  Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
19

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class Z	2015		2014(a)
Per share data
Net asset value, beginning of period	$10.41		$10.00
Income from investment operations:
Net investment income	(0.00	)(b)	0.09
Net realized and unrealized gain	0.28		0.32
Total from investment operations	0.28		0.41
Less distributions to shareholders:
Net investment income	(0.78)		—
Net realized gains	(0.10)		—
Total distributions to shareholders	(0.88)		—
Net asset value, end of period	$9.81		$10.41
Total return	2.73%		4.10%
Ratios to average net assets(c)
Total gross expenses	4.23%		2.40	%(d)
Total net expenses(e)	0.90%		0.90	%(d)
Net investment income (loss)	(0.02%)		2.28	%(d)
Supplemental data
Net assets, end of period (in thousands)	$10		$10
Portfolio turnover	29%		54%

Notes to Financial Highlights

(a)  Based on operations from March 12, 2014 (commencement of operations) through the stated period end.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2015
20

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2015

Note 1. Organization

Columbia Global Inflation-Linked Bond Plus Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class I, Class W and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust's organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund's prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Annual Report 2015
21

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund's Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the New York Stock Exchange (NYSE). Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker's customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker's customers (including the Fund), potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that

Annual Report 2015
22

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund's net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio and to generate total return through long and short currency positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.

The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to movements in interest rates and to take breakeven positions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or

Annual Report 2015
23

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Swap Contracts

Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund's counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the counterparty because the CCP stands between the Fund and the counterparty. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

Interest Rate Swap Contracts

The Fund entered into interest rate swap transactions to gain exposure to or protect itself from market rate changes and to synthetically add or subtract principal exposure to a market. These instruments may be used for other purposes in future periods. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the effective date). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into interest rate swaps include a lack of correlation between the swaps and the portfolio of bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swaps to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions taken. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty.

The Fund attempts to mitigate counterparty credit risk by entering into interest rate swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the agreement between the Fund and such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and

Annual Report 2015
24

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table provides a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2015:

Derivative Instrument	Average Notional Amounts ($)*
Futures contracts — Short	1,349,517
Derivative Instrument	Average Unrealized Appreciation ($)		Average Unrealized Depreciation ($)
Forward foreign currency exchange contracts	19,054	*	(11,042	)*
Interest rate swap contracts	282	**	(19	)**

*Based on the ending quarterly outstanding amounts for the year ended July 31, 2015.

**Based on the daily outstanding amounts for the year ended July 31, 2015.

The following table provides a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2015:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,286
Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	7,423
Interest rate risk	Net assets — unrealized depreciation on futures contracts	4,489 *
Total		11,912

*Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2015:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	377,124	—	—	377,124
Interest rate risk	—	(61,757)	1,827	(59,930)
Total	377,124	(61,757)	1,827	317,194
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Total ($)
Foreign exchange risk	(30,130)	—	—	(30,130)
Interest rate risk	—	1,132	1,859	2,991
Total	(30,130)	1,132	1,859	(27,139)

Treasury Inflation Protected Securities

The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

Annual Report 2015
25

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Offsetting of Assets and Liabilities

The following table presents the Fund's gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2015:

	Barclays ($)	Citigroup Global Markets Inc. ($)	Standard Chartered Bank ($)	UBS Securities ($)	Total ($)
Assets
Forward foreign currency exchange contracts	—	285	—	1,001	1,286
Total Assets	—	285	—	1,001	1,286
Liabilities
Forward foreign currency exchange contracts	5,483	1,208	724	8	7,423
Total Liabilities	5,483	1,208	724	8	7,423
Total Financial and Derivative Net Assets	(5,483)	(923)	(724)	993	(6,137)
Total collateral received (pledged)(a)	—	—	—	—	—
Net Amount(b)	(5,483)	(923)	(724)	993	(6,137)

(a) In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b) Represents the net amount due from/ (to) counterparties in the event of default.
Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Dividend income is recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Annual Report 2015
26

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncements

Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 changes the disclosure requirements for certain reverse repurchase agreements and similar transactions accounted for as secured borrowings. The disclosure requirements are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)

In May 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU)

No. 2015-07, Fair Value Measurement (Topic 820), Disclosure for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). ASU No. 2015-07 changes the disclosure requirements for investments for which fair value is measured using the net asset value per share practical expedient. The disclosure requirements are effective for annual periods beginning after December 15, 2016 and interim periods within those fiscal years. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Other Transactions with Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.62% of the Fund's average daily net assets.

Participating Affiliates

The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the "Global" business). From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements.

These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with appropriate respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and

Annual Report 2015
27

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund's prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.

Subadvisory Agreement

The Fund's Board has approved a subadvisory agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and wholly-owned subsidiary of Ameriprise Financial. As of July 31, 2015, Threadneedle is not providing services to the Fund pursuant to the subadvisory agreement.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. These Board members may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund is allocated a portion of the expenses associated with the Chief Compliance Officer based on relative net assets of the Trust.

Transfer Agency Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Effective November 1, 2014, the Transfer Agent receives a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. Prior to November 1, 2014, the Transfer Agent received a monthly account-based service fee based on the number of open accounts. In addition, the Transfer Agent also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agency fees.

For the year ended July 31, 2015, the Fund's effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:

Class W	0.32%
Class Z	0.32

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2015, no minimum account balance fees were charged by the Fund.

Annual Report 2015
28

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, however the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through November 30, 2015
Class I	0.75%
Class W	1.15
Class Z	0.90

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At July 31, 2015, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, post-October capital losses, derivative investments and tax straddles. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$296,182
Accumulated net realized loss	(296,177)
Paid-in capital	(5)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended July 31,	2015
Ordinary income	$398,801
Long-term capital gains	6,838
Total	405,639

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

Annual Report 2015
29

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

At July 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$43,073
Capital loss carryforwards	(8,006)
Net unrealized depreciation	(1,706)

At July 31, 2015, the cost of investments for federal income tax purposes was $4,314,943 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$193,866
Unrealized depreciation	(195,572)
Net unrealized depreciation	$(1,706)

The following capital loss carryforwards, determined at July 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
No expiration — short-term	5,483
No expiration — long-term	2,523
Total	8,006

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2015, the Fund will elect to treat post-October capital losses of $19,954 as arising on August 1, 2015.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,250,323 and $2,269,565, respectively, for the year ended July 31, 2015, of which $406,244 and $942,275, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At July 31, 2015, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 9, 2014 amendment, the credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $550 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. The commitment fee is included in other expenses in the Statement of Operations. Prior to the December 9, 2014 amendment, the credit facility agreement permitted borrowings up to $500 million under the same terms and interest rates as described above.

The Fund had no borrowings during the year ended July 31, 2015.

Note 9. Significant Risks

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund's portfolio may decline because the issuer may

Annual Report 2015
30

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund's performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund's investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

High-Yield Securities Risk

Securities rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated securities of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

Foreign Securities and Emerging Market Countries Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.

Inflation-Protected Securities Risk

Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Annual Report 2015
31

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2015

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2015
32

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Columbia Funds Series Trust I and the Shareholders of
Columbia Global Inflation-Linked Bond Plus Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Inflation-Linked Bond Plus Fund (the "Fund," a series of Columbia Funds Series Trust I) at July 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2015

Annual Report 2015
33

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

TRUSTEES AND OFFICERS

The Trustees serve terms of indefinite duration. The names and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I. The mailing address of each Trustee is: c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street, Mail Drop BX32 05228, Boston, MA 02110.

Independent Trustees

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Janet Langford Carrig (Born 1957) Trustee	1996

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004

			60	None
Douglas A. Hacker (Born 1955) Trustee and Chairman of the Board	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	60

Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)

Nancy T. Lukitsh (Born 1956) Trustee	2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	60	None
William E. Mayer (Born 1940) Trustee	1991	Partner, Park Avenue Equity Partners (private equity) since February 1999	60

DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company); and Premier, Inc. (healthcare)

Annual Report 2015
34

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

TRUSTEES AND OFFICERS (continued)

Independent Trustees (continued)

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
David M. Moffett (Born 1952) Trustee	2011	Retired. Consultant to Bridgewater and Associates; Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007	60

Building Materials Holding Corp. (building materials and construction services); CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); E.W. Scripps Co. (print and television media); Genworth Financial, Inc. (financial and insurance products and services); MBIA Inc. (financial service provider); Paypal Holdings Inc. (payment and data processing services); and University of Oklahoma Foundation

Charles R. Nelson (Born 1942) Trustee	1981	Retired. Professor Emeritus, University of Washington since 2011; Professor of Economics, University of Washington from 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money, Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	60	None
John J. Neuhauser (Born 1943) Trustee	1984	President, Saint Michael's College since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	60	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)
Patrick J. Simpson (Born 1944) Trustee	2000	Partner, Perkins Coie LLP (law firm)	60	None
Anne-Lee Verville (Born 1945) Trustee	1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	60	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Annual Report 2015
35

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

TRUSTEES AND OFFICERS (continued)

Interested Trustee Affiliate with Investment Manager*

Name, Year of Birth and Position Held with the Trust	Year First Appointed or Elected as Trustee to any Fund Currently in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) during the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
William F. Truscott (Born 1960) Trustee	2012

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			187

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006 to January 2013

* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiathreadneedle.com/us.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Fund Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010-December 2014; and Vice President and Group Counsel or Counsel 2004- January 2010); officer of Columbia Funds and affiliated funds since 2007.

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Annual Report 2015
36

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

TRUSTEES AND OFFICERS (continued)

Fund Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013 and Group Counsel, November 2008-January 2010).

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-April 2010.

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010.

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005-April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009).

Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)

President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.

Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)

Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005-April 2010; officer of Columbia Funds and affiliated funds since 2005.

Annual Report 2015
37

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

On June 10, 2015, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Investment Management Services Agreement (the Advisory Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) and the Subadvisory Agreement (the Subadvisory Agreement) between the Investment Manager and Threadneedle International Limited (the Subadviser) with respect to Columbia Global Inflation-Linked Bond Plus Fund (the Fund), a series of the Trust. The Board and the Independent Trustees also unanimously approved an agreement (the Management Agreement) combining the Advisory Agreement and the Fund's existing administrative services agreement (the Administrative Services Agreement) in a single agreement. The Board and the Independent Trustees approved the restatement of the Advisory Agreement with the Management Agreement to be effective for the Fund on December 1, 2015, the Fund's next annual prospectus update. As detailed below, the Board's Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, both among themselves and with the management team of the Investment Manager, materials provided by the Investment Manager and others before determining to approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreement (collectively, the Agreements).

In connection with their deliberations regarding the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Agreements, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 3, 2015, April 29, 2015 and June 9, 2015 and at Board meetings held on March 4, 2015 and June 10, 2015. In addition, the Board considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Trust and the Investment Manager. Through the Board's Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and other investment personnel at various times throughout the year. The Committee and the Board also consulted with its independent fee consultant, Fund counsel and with the Independent Trustees' independent legal counsel, who advised on various matters with respect to the Committee's and the Board's considerations and otherwise assisted the Committee and the Board in their deliberations. On June 9, 2015, the Committee recommended that the Board approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreement. On June 10, 2015, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreement for the Fund.

The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreement for the Fund included the following:

•  Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;

•  Information on the Fund's advisory fees and total expenses, including information comparing the Fund's expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;

•  The Investment Manager's agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as portfolio transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) would not exceed a specified percentage of the Fund's average annual net assets from December 1, 2015 through November 30, 2016;

•  The terms and conditions of the Agreements;

Annual Report 2015
38

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

•  The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including the Administrative Services Agreement(1) and agreements with respect to the provision of distribution and transfer agency services to the Fund;

•  Descriptions of various functions performed by the Investment Manager and the Subadviser under the Agreements, including portfolio management and portfolio trading practices;

•  Information regarding the management fees and investment performance of similarly-managed portfolios of other clients of the Investment Manager, including institutional separate accounts;

•  Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;

•  Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager's and the Subadviser's compliance system by the Fund's Chief Compliance Officer; and

•  The profitability to the Investment Manager and its affiliates from their relationships with the Fund.

Nature, Extent and Quality of Services Provided under the Agreements

The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager, the Subadviser and the Investment Manager's affiliates under the Agreements and under separate agreements for the provision of transfer agency and administrative services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager, the Subadviser and the Investment Manager's affiliates. The Committee and the Board also determined that the nature and level of the services to be provided under the Management Agreement would not decrease relative to the services provided under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered, among other things, the Investment Manager's ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager's investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.

The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager and the Subadviser, which included consideration of the Investment Manager's and the Subadviser's experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates, and considered the Investment Manager's ability to provide administrative services to the Fund and coordinate the activities of the Fund's other service providers. The Committee and the Board also noted that the Board had approved the Subadviser's code of ethics and compliance program, and that the Chief Compliance Officer of the Funds reports to the Trustees on the Subadviser's compliance program. In evaluating the nature, extent and quality of services provided under the Agreements, the Committee and the Board considered that these services were provided to the Fund, rather than directly to Fund shareholders. The Committee and the Board accordingly affirmed, after considering various other matters, including the potential benefits to the Fund and its shareholders of the Independent Trustees' important role as pre-suit gatekeepers with respect to claims that they may determine are meritless or contrary to the Fund's best interests, that it was not the intention of the Board or the Investment Manager that there be any third-party beneficiaries of the Agreements.

(1)  Like the Advisory Agreement, the Administrative Services Agreement will terminate with respect to the Fund once the Management Agreement is effective for the Fund.

Annual Report 2015
39

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

The Committee and the Board considered the diligence and selection process undertaken by the Investment Manager to select the Subadviser, including the Investment Manager's rationale for recommending the continuation of the Subadvisory Agreement, and the process for monitoring the Subadviser's ongoing performance of services for the Fund. As part of these deliberations, the Committee and the Board considered the ability of the Investment Manager, subject to the approval of the Board, to modify or enter into new subadvisory agreements without a shareholder vote pursuant to an exemptive order of the Securities and Exchange Commission. The Committee and the Board also considered the scope of services provided to the Fund by the Investment Manager that are distinct from and in addition to those provided by the Subadviser, including cash flow management, treasury services, risk oversight, investment oversight and Subadviser selection, oversight and transition management. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Agreements supported the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreement.

Investment Performance

The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks and information based on reports of the independent third-party data provider that compared the performance of the Fund to the performance of a group of comparable mutual funds, and data provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party's methodology for identifying the Fund's peer groups for purposes of performance and expense comparisons.

The Committee and the Board noted that, through December 31, 2014, the Fund's performance was in the third percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons since inception.

The Committee and the Board also considered the Investment Manager's performance and reputation generally, the Investment Manager's historical responsiveness to Board concerns about performance, and the Investment Manager's willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadviser were sufficient, in light of other considerations, to warrant the continuation of the Advisory Agreement and the Subadvisory Agreement and the approval of the Management Agreement.

Investment Advisory Fee Rates and Other Expenses

The Committee and the Board considered the advisory fees charged to the Fund under the Advisory Agreement and the Subadvisory Agreement, as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Advisory Agreement, the Committee and the Board considered, among other information, the Fund's advisory fee and its total expense ratio as a percentage of average daily net assets. The Committee and the Board also considered that the proposed management fee would not exceed the sum of the fee rates payable under the Advisory Agreement and the Administrative Services Agreement. The Committee and the Board considered data provided by the independent fee consultant. The Committee and the Board noted that, as of December 31, 2014, the Fund's actual management fee and net expense ratio are ranked in the first and fifth quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund's expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also considered the fees that the Subadviser charges to its other clients, and noted that the Investment Manager pays the fees of the Subadviser. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.

The Committee and the Board also received and considered information about the advisory fees charged by the Investment Manager to institutional separate accounts. In considering the fees charged to those accounts, the

Annual Report 2015
40

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

Committee and the Board took into account, among other things, the Investment Manager's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board received and considered information about the fees charged by the Investment Manager for sub-advisory services provided to comparable unaffiliated funds. In evaluating the Fund's advisory fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the advisory/management fee rates and expenses of the Fund were sufficient, in light of other considerations, to warrant the approval of the Management Agreement and continuation of the Advisory Agreement and the Subadvisory Agreement.

Costs of Services Provided and Profitability

The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided (both on an absolute and relative basis) and the profitability to the Investment Manager and its affiliates in connection with their relationships with the Fund.

The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager's affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2014 to profitability levels realized in 2013. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. The Committee and the Board also considered information provided by the Investment Manager regarding its financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. Because the Subadvisory Agreement was negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadviser thereunder, the Committee and the Board did not consider the profitability to the Subadviser of its relationship with the Fund.

After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreement.

Economies of Scale

The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager's investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment advisory fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading and compliance resources.

The Committee and the Board noted that the Subadvisory Agreement did not contain breakpoints. The Committee and the Board noted that absent a shareholder vote, the Investment Manager would bear any increase in fees payable under the Subadvisory Agreement. The Committee and the Board also noted the effect that capacity constraints on a subadviser's ability to manage assets could potentially have on the ability of the Investment Manager to achieve economies of scale, as new subadvisers may need to be added as the Fund grows, increasing the Investment Manager's cost of compensating and overseeing the Fund's subadvisers.

In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as discussed above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared

Annual Report 2015
41

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT (continued)

with the Fund supported the approval of the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreement.

Other Benefits to the Investment Manager

The Committee and the Board received and considered information regarding "fall-out" or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager to provide administrative services to the Fund and the engagement of the Investment Manager's affiliates to provide distribution and transfer agency services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund's distributor retains a portion of the distribution fees from the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund's securities transactions, and reviewed information about the Investment Manager's practices with respect to allocating portfolio transactions for brokerage and research services. The Committee and the Board considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that are in place to address such possible conflicts of interest. The Committee and the Board recognized that the Investment Manager's profitability would be somewhat lower without these benefits.

Conclusion

The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the Management Agreement and the continuation of the Advisory Agreement and the Subadvisory Agreement.

Annual Report 2015
42

COLUMBIA GLOBAL INFLATION-LINKED BOND PLUS FUND

IMPORTANT INFORMATION ABOUT THIS REPORT

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedle.com/us; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedle.com/us, or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2015
43

Columbia Global Inflation-Linked Bond Plus Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to columbiathreadneedle.com/us. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies.

All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2015 Columbia Management Investment Advisers, LLC.

columbiathreadneedle.com/us

ANN250_07_E01_(09/15)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to stockholders are included in this annual filing.  Fiscal year 2015 includes fees for a fund that commenced operations on March 26, 2015.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2015 and July 31, 2014 are approximately as follows:

2015	2014
$145,100	$121,400

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2015 and July 31, 2014 are approximately as follows:

2015	2014
$2,000	$1,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2015 and 2014, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended July 31, 2015 and July 31, 2014, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2015 and July 31, 2014 are approximately as follows:

2015	2014
$24,400	$14,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended July 31, 2015 and July 31, 2014, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2015 and July 31, 2014 are approximately as follows:

2015	2014
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2015 and July 31, 2014 are approximately as follows:

2015	2014
$225,000	$325,000

In fiscal years 2015 and 2014, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-

approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended July 31, 2015 and July 31, 2014 are approximately as follows:

2015	2014
$251,400	$340,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2015

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 21, 2015